                                THE OLSTEIN FUNDS

                         The Olstein All Cap Value Fund
                  (formerly, The Olstein Financial Alert Fund)

                    The Olstein Strategic Opportunities Fund

                              4 Manhattanville Road
                            Purchase, New York 10577
                                 1-800-799-2113

PROSPECTUS                                                      October 31, 2007

The Olstein Funds (the "Trust") is a trust made up of two separate  mutual funds
(each,  a "Fund," and  together,  the "Funds")  called the Olstein All Cap Value
Fund (the "All Cap Value  Fund") and the Olstein  Strategic  Opportunities  Fund
(the  "Strategic  Opportunities  Fund").  This  Prospectus  offers Adviser Class shares and Class C shares of the All Cap Value Fund and Class A shares and Class
C shares of the Strategic  Opportunities Fund. Olstein Capital Management,  L.P.
("OCM" or "Olstein")  serves as the investment  adviser and distributor for each
Fund.

    AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
    APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS
     IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO SUGGEST OTHERWISE.

                                TABLE OF CONTENTS

THE OLSTEIN INVESTMENT PHILOSOPHY                                          3

THE OLSTEIN ALL CAP VALUE FUND                                             5
     Objectives, Strategies and Main Risks                                 5
     Past Performance                                                      9
     Fund Expenses                                                        11

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND                                  13
     Objectives, Strategies and Main Risks                                13
     Past Performance                                                     17
     Fund Expenses                                                        17

FUND INFORMATION                                                          19
     Management of the Funds                                              19
     Fund Distribution                                                    21
     Disclosure of Portfolio Holdings                                     23

SHAREHOLDER INFORMATION                                                   24
     Share Classes of the Funds                                           24
     Pricing of Fund Shares                                               29
     How to Purchase Shares                                               31
     How to Redeem Shares                                                 36
     How to Exchange Shares                                               40
     Retirement Plans                                                     42
     Dividends, Capital Gains Distributions and Taxes                     45

FINANCIAL HIGHLIGHTS                                                      47

FOR MORE INFORMATION
     The back cover tells you how to obtain more information about the Funds.

                                THE OLSTEIN FUNDS

                        THE OLSTEIN INVESTMENT PHILOSOPHY

The Olstein  Funds (the  "Trust")  follow an  accounting-driven,  value-oriented investing  philosophy  and approach  developed by the Trust's  Adviser,  Olstein
Capital Management,  L.P. ("OCM" or "Olstein").  Olstein's investment philosophy is based on the belief that the price of a common stock may not reflect the true value of the issuing company's  underlying  business.  Olstein's investment team further  believes that to achieve  long-term  investment  success through such a value  investing  approach,  an investor must first  consider the financial risk inherent in each  investment  (determined by the quality of a company's  balance sheet and the quality of its earnings) before  considering the potential for its capital appreciation.

[Begin Call-Out]

Olstein Capital Management  believes that deviations between a company's private market value and its stock price present viable investment opportunities for the patient, long-term investor.

[End Call-Out]

Olstein's  investment  philosophy  emphasizes   investments  in  companies  with
discernible  financial  strength,  a high  quality of earnings and an ability to produce  excess free cash flow after capital  expenditures  and working  capital needs.  OCM  believes  that  free  cash  flow  and its  intelligent  uses  build meaningful  shareholder  value  over  time.  As a result,  Olstein's  bottom-up,
fundamental   analysis  seeks  to  identify   companies  with  unique   business
fundamentals  and a competitive  edge,  both of which usually  provide a greater predictability of future free cash flow.

Olstein's analysis focuses on how a company's  operations  generate  sustainable free cash flow;  how much of that cash is, or might be,  available to investors;
and how much  investment is required,  on an ongoing basis, to maintain and grow the  company's  free  cash  flow.  OCM  believes  that such  companies  have the potential to enhance shareholder value by:

o    Increasing dividend payments
o    Repurchasing company shares
o    Reducing outstanding debt
o    Engaging in strategic acquisitions
o    Withstanding  an economic  downturn  without  adopting  harmful  short-term strategies
o    Being an attractive merger or acquisition target

Although the investment team uses several valuation methodologies to determine a company's private market value, it emphasizes  valuations based on expected free cash flow. For OCM, reliable  valuations  require a thorough  understanding of a company's  accounting  and  reporting  techniques  as well as an assessment of a
company's  Quality  of  Earnings.   Olstein's   investment  team  undertakes  an
intensive,  inferential  analysis  of the  current  and  historical  information contained in a company's publicly disclosed financial

statements and accompanying  footnotes,  shareholder reports, and other required disclosures  to assess the quality of  earnings  and to alert OCM to positive or negative  factors  affecting  future  free  cash  flow  that  may or may  not be recognized by the financial markets.

Olstein's  accounting-driven  financial  statement  analysis  differs  from  the earnings per share  approach and other  earnings-related  metrics  traditionally used by many value managers.  OCM believes that such traditional approaches rely too heavily on earnings  guidance  provided  by a company's  management  and may result in timing of stock  purchases  and sales in an attempt  to  benefit  from market psychology rather than the realization of intrinsic value. The investment team seeks to differentiate  between  companies with aggressive and conservative accounting  practices  -  believing  companies  that use  aggressive  accounting practices  may be more prone to future  earnings  and  revenue  shocks,  whereas companies  that employ  conservative  accounting  practices may exhibit  greater predictability  of future  earnings and future free cash flow. When selecting an investment,  Olstein's  objective is not to endorse or criticize the  accounting practices  of a  particular  company,  but rather,  to ensure that its  analysis accommodates all necessary  adjustments to the company's  financial  reports and underlying assumptions to reflect the economic reality of the company's business and to reach a reliable private market valuation.

OCM's  stock  selection  process  focuses  on  individual   company   valuations
regardless of predicted  market  fluctuations  and is designed for investors who have the patience to follow a value investing  discipline and who are willing to remain invested through market cycles and periods of price  volatility.  Olstein expects that  misperceptions  or short-term  problems  which lead to a company's temporary  undervaluation  should reverse within 3 to 5 years and the discounted price paid for the security should enable the Funds to achieve their  respective investment objectives once a catalyst develops.  However, the investments chosen by  OCM  may  not  perform  as  anticipated.  Each  Fund's  specific  investment objectives, strategies and risks are described separately below.

                         THE OLSTEIN ALL CAP VALUE FUND

                      OBJECTIVES, STRATEGIES AND MAIN RISKS

 INVESTMENT OBJECTIVES

The All Cap Value Fund's  primary  investment  objective  is  long-term  capital appreciation  and its secondary  objective is income.  There can be no assurance that the Fund will achieve its objectives.

 INVESTMENT STRATEGIES

 Principal Investment Strategies

The All Cap Value Fund seeks to achieve its objectives by investing primarily in a  diversified  portfolio  of common  stocks  that  Olstein  Capital  Management believes are significantly undervalued. The stock selection process emphasizes a consideration  of  financial  risk,  determined  by the  quality of a  company's balance  sheet  and the  quality  of its  earnings,  before  considering  upside potential. When selecting securities for the All Cap Value Fund's portfolio, OCM focuses on the criteria, and follows the analytical and valuation methodologies, described in the section of this Prospectus  entitled,  "The Olstein  Investment
Philosophy."

The  All  Cap  Value  Fund   invests   according  to  OCM's  belief  that  value
opportunities can develop across all market capitalization and style categories, and the  restriction  of  investments  according to  artificial  barriers  could inhibit the Fund from  achieving its  investment  objectives.  The All Cap Value
Fund will invest in companies without regard to whether they are  conventionally categorized  as small,  medium,  or large  capitalization  or  whether  they are characterized  as growth  (growth is a  component  of the Fund's  definition  of value), value, cyclical, or any other category.

The  Fund's  stock  selection  process  concentrates  on the  common  stocks  of companies that OCM believes are selling below the investment team's  proprietary calculation of private market value.  When  determining  the value of a company,
OCM  considers  quantitative  factors,  such as, but not limited to,  returns on assets, asset turnover,  returns on equity, etc., and qualitative factors,  such as, but not limited to, an  assessment of a company's  competitive  positioning, its products and/or services,  the  effectiveness  and execution of its business strategy,  the economics and operating dynamics of its industry,  and regulatory issues that may affect its business.  Although the investment  team uses several valuation  methodologies  to  determine a company's  private  market  value,  it emphasizes  valuations  based on a company's free cash flow. OCM seeks to invest in companies with a cash flow yield  (estimated free cash flow divided by market capitalization)  that  significantly  exceeds the prevailing yield of three-year
U.S.  Treasury  securities.  OCM prefers  this  comparison  to  three-year  U.S.
Treasury securities rather than comparing relative price-to-earnings ratios with overall market  measures or other stocks within similar  industries  because the rate  on  the  three-year  U.S.  Treasury  securities  is a  better  comparative barometer to determine whether one is being adequately  compensated for the risk of investing in an equity security.

OCM believes that stock prices often fall below a company's private market value as a  result  of  short-term  focus  on  or  overreaction  to  several  factors, including: a company's temporary problems, a company's failure to meet quarterly earnings estimates,  or other negative information including short-term industry fundamentals or negative market psychology.

[Begin Call-Out]

Olstein Capital  Management  also believes that negative  market  psychology can cause stocks to be temporarily unpopular and, therefore, improperly valued.

[End Call-Out]

The Fund intends to capitalize on market  volatility and the valuation  extremes specific to a company by  purchasing  its stock at prices that OCM  believes can result in above average capital  appreciation if and when the deviation  between stock  price  and  OCM's  estimate  of the  company's  private  market  value is corrected by market forces or a catalyst that changes perceptions.

When evaluating stocks for the Fund's  portfolio,  OCM emphasizes an inferential analysis of financial  statements to assess the quality of earnings  reported by the company and to look for early  warning  alerts of  directional  changes in a company's  ability to generate  free cash flow.  Because the quality of earnings and future  free cash flow  directly  affect  the  valuation  of a company,  OCM examines and assesses the accounting practices and the choices and assumptions a
company  makes  when  constructing  its  financial  statements.   OCM  seeks  to
differentiate  between  companies with  aggressive and  conservative  accounting practices  and to identify  positive or negative  factors  affecting a company's ability to generate  future free cash flow that may or may not be  recognized by the financial markets.

The  Fund's  investment  philosophy  is based on the  belief  that an  intensive inferential analysis of a company's financial statements,  supporting documents, disclosure  practices,  and financial  statement  footnotes,  is the best way to analyze the  capabilities of management,  assess the quality of its earnings and the economic reality of the information provided, assess the conservatism of the accounting and disclosure practices,  evaluate the company's financial strength, and finally,  determine the value of the company. When screening investments for the Fund's  portfolio,  OCM believes that the quality of a company is associated with the following characteristics:

     o    its financial strength
     o    its ability to provide excess cash flow
     o    the quality of its earnings
     o    a high  probability  of  predicting  future  cash  flow  based  on the company's unique business fundamentals

The Fund does not utilize more conventional measures such as the number of years in business,  sensitivity to economic  cycles,  industry  categorization  or the volatility of a company's stock price when assessing the quality of a company.

Other Investment Strategies

In addition to investing in common stocks,  the All Cap Value Fund may invest in other equity  securities or securities  that have an equity  component,  such as warrants, rights, or securities that are convertible into common stock.

The Fund may  engage in short  sale  transactions,  in which the Fund  borrows a stock that it does not own and sells the stock to a third party in  anticipation of a decline in the stock's market price.  If the stock price declines below the level  where  the Fund sold the stock  short,  the Fund can  realize a profit by purchasing  less expensive  shares to replace the borrowed  stock.  If the stock price rises,  it becomes  more  expensive  for the Fund to purchase  replacement shares for the borrowed  stock and the Fund can lose money.  The Fund may sell a company's  stock short if OCM believes  that the company  engages in  aggressive accounting practices,  carries excessive debt, is over-leveraged or if the stock is otherwise overvalued.

The Fund also may  invest up to 20% of its net  assets  in  American  Depositary
Receipts  ("ADRs"),  which are receipts typically issued by a U.S. bank or trust company  that  evidence  ownership of  underlying  foreign  securities  or other foreign securities traded on U.S. exchanges,  and other foreign securities which are traded in U.S.  dollars.  The Fund's foreign  investments will be limited to investments in companies in developed  countries,  rather than in countries with developing or emerging markets.

The Fund will purchase stocks that meet its value criteria and, if OCM concludes that suitable undervalued securities are not available,  the Fund may invest all or a portion of its assets in short-term fixed income or money market securities until suitable  equity  securities are available.  At such times,  the Fund will pursue its secondary investment objective of income.

 MAIN RISKS

Investments in the Fund carry certain  inherent  risks.  Discussed below are the main  risks of  investing  in the Fund.  Each of these  risks has the  potential
(individually  or in any combination) to affect adversely the net asset value of the Fund and cause you to lose money.

Stock Market and Manager Risk

Like all mutual  funds,  an  investment  in the Fund is subject to the risk that prices of securities may decline over short,  or even extended time periods,  or that the  investments  chosen by OCM may not perform as  anticipated.  Also, OCM makes all decisions  regarding  the Fund's  investments.  Therefore,  the Fund's investment  success  depends on

the skill of OCM in evaluating,  selecting and monitoring the Fund's assets. OCM may be incorrect in its judgment of the value of particular stocks.

Value Investing Style Risk

The Fund uses a value-oriented investment approach.  However, a particular value stock may not increase in price as anticipated by OCM (and may actually  decline in  price)  if other  investors  fail to  recognize  the  stock's  value or if a catalyst  that OCM believes  will increase the price of the stock does not occur or does not  affect  the  price  of the  stock in the  manner  or to the  degree anticipated.  Also, OCM's calculation of a stock's private market value involves estimates  of future cash flow which may prove to be incorrect  and,  therefore, result in sales of the stock at prices lower than the Fund's  original  purchase price.

Portfolio Turnover

In managing the Fund, OCM employs a "buy and sell"  discipline,  whereby it will purchase  or sell  stocks  whenever  the Fund's  value  criteria  are met.  This practice may result in a portfolio  turnover rate higher than that of many funds with similar investment strategies.  High portfolio turnover involves additional transaction  costs (such as brokerage  commissions)  that are borne by the Fund, and might involve adverse tax effects.

Foreign Investing

Investing in foreign companies  typically  involves more risks than investing in
U.S.  companies.  These risks can increase the  potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates),  country risks (political,  diplomatic,  regional conflicts,  terrorism, war, social and economic instability,  currency devaluations,  and policies that have the effect of limiting or restricting foreign investment or the movement of assets),  unfavorable  trading  practices,  less  government  supervision,  less publicly available information, limited trading markets and greater volatility.

Short Sales

Short-selling  is a technique  that may be considered  speculative.  Unlike long positions which have a finite amount of money at risk,  unhedged short positions represent  theoretically unlimited exposure to the Fund because the price of the stock could  increase  without  limit,  making it more expensive for the Fund to close the short position by purchasing  replacement  stock.  Accordingly,  short sales of  securities  may  result in losses for the Fund if a  security's  price rises.  Whenever  the  Fund  sells a stock  short,  it is  required  to  deposit collateral in segregated  accounts to cover its obligation,  and to maintain the collateral  in an  amount  at least  equal  to the  market  value  of the  short position.  As a hedging  technique,  the Fund may  purchase  call options to buy securities  sold short by the Fund. Such options would lock in a future purchase price and protect the Fund in case of an unanticipated  increase in the price of a security sold short by the Fund.

                                        8

                                PAST PERFORMANCE

The bar chart and tables shown below  illustrate  the  variability of the Fund's returns. The bar chart indicates the risks of investing in Class C shares of the
Fund by showing the changes in the performance of the Class C shares of the Fund from year to year (on a calendar  year  basis).  The tables show how the average annual returns of the Adviser Class and Class C shares for the one, five and ten year (since  inception for Adviser Class) periods  compare with those of the S&P
500(R)Index   and  Russell   3000(R)Index.   The  S&P  500(R)Index  and  Russell
3000(R)Index  represent  broad measures of market  performance.  THE FUND'S PAST
PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE
FUND WILL PERFORM IN THE FUTURE.

Adviser  Class shares are eligible for sale to investors  who pay a separate fee for advisory services to a "financial  adviser," such as a broker,  dealer, bank
(including a bank trust  department),  investment  adviser,  financial  planner, retirement  plan  administrator  or other  financial  intermediary.  The average annual total returns in the Adviser Class table do not reflect the cost of these separate fees. Therefore, the net returns to an Adviser Class shareholder may be less  than  the  returns  reflected  in the  table  after a  shareholder  pays a financial adviser's fee.

                      Total Return for Class C as of 12/31*

         --------------------------- --------------------------
                    1997                      34.83%
         --------------------------- --------------------------
                    1998                      15.01%
         --------------------------- --------------------------
                    1999                      34.89%
         --------------------------- --------------------------
                    2000                      12.93%
         --------------------------- --------------------------
                    2001                      17.25%
         --------------------------- --------------------------
                    2002                     (19.27)%
         --------------------------- --------------------------
                    2003                      36.19%
         --------------------------- --------------------------
                    2004                      11.05%
         --------------------------- --------------------------
                    2005                       2.79%
         --------------------------- --------------------------
                    2006                      14.44%
         --------------------------- --------------------------

Total Return from January 1, 2007 to September 30, 2007: 4.48%
Best Quarter:            Q4     1998     27.67%
Worst Quarter:           Q3     2002     (23.46)%

*    The above  returns do not  reflect the  contingent  deferred  sales  charge
     (CDSC) of 1.00%,  which is imposed if an  investor  redeems  Class C shares within the first year of purchase. If the CDSC was reflected, returns would be less than those shown above.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2006

CLASS C                                               1 Year(1)       5 Years               10 Years
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                    13.44%          7.51%                 14.81%
Return After Taxes on Distributions                    12.16%          6.83%                 11.92%
Return After Taxes on Distributions and Sale of
Fund Shares                                            10.37%          6.42%                 11.50%
S&P 500(R)Index (w/dividends reinvested)(2)            15.79%          6.19%                 8.42%
Russell 3000(R)Index (w/dividends reinvested)(2)       15.72%          7.17%                 8.64%
Indices reflect no deductions for fees, expenses
or taxes

ADVISER CLASS                                          1 Year         5 Years      Since Inception (9/21/99)
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                    15.26%          8.30%                 11.27%
Return After Taxes on Distributions                    14.05%          7.66%                 8.51%
Return After Taxes on Distributions and Sale of
 Fund Shares                                           11.46%          7.13%                 8.25%
S&P 500(R)Index (w/dividends reinvested)(2)            15.79%          6.19%                 2.76%
Russell 3000(R)Index (w/dividends reinvested)(2)       15.72%          7.17%                 3.91%
Indices reflect no deductions for fees, expenses
or taxes
____________________

(1)  The 1 Year total  return  figures for Class C assume  that the  shareholder redeemed  at the end of the  first  year and paid  the CDSC of  1.00%.  The average  annual total returns for Class C shown for 5 Years and 10 Years do not  include  the CDSC  because  there is no CDSC if shares are held longer than 1 year.

(2)  The S&P  500(R)Index  is an  unmanaged  index  created by Standard & Poor's
     Corporation  that is  considered  to  represent  a  sample  of 500  leading companies  in  leading  industries  of  the  U.S.  economy,  and  is not an investment product available for purchase.  The Russell  3000(R)Index is an unmanaged  index that  measures the  performance  of the 3,000 largest U.S.
     companies   based  on  total  market   capitalization,   which   represents
     approximately  98% of the investable U.S.  equity market.  The Fund returns presented  above  include  operating  expenses  (such as  management  fees, transaction costs, etc.) and taxes, where noted, that reduce returns, while the return of the S&P 500(R)Index  and the Russell  3000(R)Index do not. An
     individual who purchases an investment  product which attempts to mimic the performance of the S&P 500(R)Index or the Russell  3000(R)Index  will incur expenses such as management  fees,  transaction  costs,  etc.,  that reduce returns.

After-tax returns are calculated using the historical highest individual federal marginal  income  tax rates  and do not  reflect  the  impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown. Please note that the average annual returns for the
S&P 500(R)Index and Russell 3000(R)Index,  shown above, are not after-tax return figures.  This  means  that  the  returns  of the S&P  500(R)Index  and  Russell
3000(R)Index  shown  above do not reflect the amount of any taxes that may apply if an investor were to purchase directly the individual  securities that make up the index.  These after-tax  return figures do not apply to you if you hold your

                                       10

Fund  shares  through  a  tax-deferred  arrangement  such  as a  401(k)  plan or individual  retirement  account.  The Fund's past performance,  before and after taxes, is not necessarily an indication of how it will perform in the future.

                                  FUND EXPENSES

The following  tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
   (fees paid directly from your investment)                           Adviser Class               Class C
      Maximum Sales Charge (Load) Imposed on Purchases (as a                None                    None
         percentage of offering price)
      Maximum Contingent Deferred Sales Charge (as a percentage             None                  1.00%(1)
         of the original purchase price)
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None                    None
         (as a percentage of offering price)
      Redemption Fees                                                     None(2)                  None(2)

(1.) There is no CDSC if you  redeem  Class C shares  more  than one year  after purchase. The CDSC may be waived under certain circumstances.

(2.) The Transfer Agent charges a fee (currently  $15) for each wire  redemption and for redemption proceeds sent by overnight courier.

Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)                      Adviser Class(1)             Class C
     Management Fees                                                       1.00%                    1.00%
     Distribution and Service (12b-1) Fees                                 0.25%                    1.00%
     Other Expenses                                                        0.19%                    0.19%
     Acquired Fund Fees and Expenses(2)                                    0.02%                    0.02%
     Total Annual Fund Operating Expenses                                 1.46%(1)                  2.21%

(1)  The  Adviser  Class  expenses  in this table do not  include  any  separate advisory fees that may be charged by financial advisers.

(2)  Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of  investment  in other  mutual  funds.  To the  extent  the Fund invests in another mutual fund(s), the Total Annual Fund Operating Expenses will not  correlate  to the ratio of  expenses to average net assets in the
     Fund's Financial  Highlights,  as the Financial  Highlights  reflect actual operating  expenses of the Fund and do not include  Acquired  Fund Fees and
     Expenses.  Without  Acquired Fund Fees and Expenses,  the Total Annual Fund
     Operating  Expenses  would have been  1.44% and 2.19%  with  respect to the
     Adviser Class shares and Class C shares, respectively.

 EXPENSE EXAMPLE

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples  assume that you invest $10,000 in each class of the Fund for the time periods indicated
and then redeem

                                       11

all of your shares at the end of each period,  unless otherwise  indicated.  The examples  also  assume  that you earn a 5% return  each year,  with no change in expense  levels.  Although  your actual  costs may be higher or lower,  based on these assumptions your costs would be:

                                                        1 Year       3 Years       5 Years      10 Years
Adviser Class.......................................... $149          $462          $797          $1,746
Class C (assuming sale of all shares at end of period). $324          $691          $1,185        $2,544
Class C (assuming no sale of shares)................... $224          $691          $1,185        $2,544

                                       12

                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

                      OBJECTIVES, STRATEGIES AND MAIN RISKS

 INVESTMENT OBJECTIVES

The Strategic  Opportunities  Fund's primary  investment  objective is long-term capital appreciation and its secondary objective is income.

These objectives may be changed without shareholder approval;  however, the Fund will provide  advance  notice to  shareholders  of any change to its  investment objectives. There can be no assurance that the Fund will achieve its objectives.

 INVESTMENT STRATEGIES

 Principal Investment Strategies

Olstein  Capital  Management  believes  that  management  of small- to mid-sized companies face unique  strategic  choices,  challenges and problems,  often as a result of the company's size and/or  expectations for growth.  OCM also believes that the markets'  short-term  reaction to such situations  often creates unique investment  opportunities for the long-term investor.  The Fund seeks to achieve its  objectives by investing  primarily in common stocks of small- and mid-sized companies  ("small-cap" or "mid-cap"  stocks) that OCM believes are selling at a significant  discount to its proprietary cash flow-based  calculation of private market  value.  The  Fund  invests  in a  manner  consistent  with  the  Olstein investment  philosophy  described earlier in this Prospectus.  In addition,  the
Strategic  Opportunities  Fund may employ a  distinctive  approach that involves engaging as an activist  investor in situations where OCM perceives that such an approach will add value to the  investment  process.  Although the Fund does not have strict limits  regarding the size (market  capitalization)  of companies in which it will invest,  the emphasis on small- and medium- sized companies allows the Fund to make significant  investments in such companies,  which may increase the probability that management will act upon OCM's strategic recommendations.

For purposes of this investment policy, the Fund considers "small- and mid-sized companies"  to be  companies  with market  capitalization  values  (share  price multiplied by the number of shares of common stock outstanding) within the range represented in the Russell  2500TM Index.  The Russell 2500TM Index measures the performance of the 2,500 smallest  companies in the Russell 3000(R) Index. As of
August 31,  2007,  the average  market  capitalization  of the  companies in the
Russell  2500TM  Index was  approximately  $2.763  billion;  the  median  market capitalization  of the companies in the Russell  2500TM Index was  approximately
$870  million;  the  smallest  company in the Russell  2500TM Index had a market capitalization  of  approximately  $27 million  and the  largest  company in the
Russell  2500TM  Index  had a  market  capitalization  of  approximately  $8.291 billion.

The  Fund  will  focus on  companies  for  which  OCM has  identified  strategic alternatives that are being implemented,  or could be implemented, by management that have the  potential to narrow the  valuation  gap between  market price and
OCM's  proprietary  calculations  of private  market  value.  OCM believes  that opportunities  to buy under-

                                       13

valued  stocks of small and  mid-sized  companies  may arise  from many  factors including, but not limited to:

     o    the negative psychology of crowds
     o    misperceptions of, and investor  over-reaction to, short-term problems or negative news
     o    the earnings power of such companies may be underappreciated
     o    the potential of such companies to generate  future free cash flow may be unrecognized
     o    such  companies may be less prone to identify that change is needed to improve financial results
     o    some  of  these  companies  may  have  little  or no  following  among investors
     o    such companies may have a higher  probability  of having  unrecognized business lines and hidden or undervalued assets

When evaluating  stocks for the Fund, OCM emphasizes an inferential  analysis of financial  statements to assess the quality of earnings  reported by the company and to identify  early warning  alerts of  directional  changes in the company's ability to generate  free cash flow.  Because the quality of earnings and future excess cash flow directly  affects the valuation of a company,  OCM examines and assesses the accounting  practices and choices a company makes when constructing its financial  statements.  OCM seeks to  differentiate  between  companies with aggressive and  conservative  accounting  practices and to identify  positive or negative factors affecting a company's ability to generate future free cash flow that may or may not be recognized by the financial markets.

The Fund may also engage in shareholder activism as a form of value investing.

[Begin Call-Out]

As a shareholder  activist,  Olstein  Capital  Management  may make  significant investments in public companies that it believes are substantially  undervalued, often seeking to influence  management to undertake  specific  steps to increase shareholder value.

[End Call-Out]

OCM often focuses on "deep value"  situations  where it believes that the public market price does not reflect OCM's estimate of the company's  intrinsic  value, or where  there is an  identifiable  impediment  to the  recognition  of private market value. In such situations,  OCM will normally approach company management on a cooperative basis offering  strategic advice and transactional  experience.
Desired  outcomes of the Fund's  shareholder  activism may include,  but are not limited to, the liquidation of non-core assets, share repurchases, a dividend of excess cash, a new or changed  management  team,  material changes in management policies, the removal of a "poison pill," or a merger or sale of the company.

                                       14

Although the investment manager's intent is to acquire a significant  investment in the stock of a target  company as an activist  investor,  it is possible that news, price movements,  or other market or economic  conditions may cause OCM to stop acquiring a stock or sell an existing position.

Other Investment Strategies

In addition to investing in common  stocks,  the Fund may invest in other equity securities  or  securities  that have an  equity  component,  such as  warrants, rights, or securities that are convertible into common stock.  Within regulatory limits, the Fund also may invest in other investment companies,  exchange traded funds ("ETFs") and similarly  structured  pooled  investments for the purpose of gaining  exposure to appropriate  sectors or portions of the U.S. equity markets while maintaining liquidity.

The Fund also may invest up to 20% of its net assets in ADRs. The Fund's foreign investments will be limited to investments in companies in developed  countries, rather than in countries with developing or emerging markets.

The Fund will purchase stocks that meet its value criteria and, if OCM concludes that suitable undervalued securities are not available,  the Fund may invest all or a portion of its assets in short-term fixed income or money market securities until suitable  equity  securities are available.  At such times,  the Fund will pursue its secondary investment objective of income.

 MAIN RISKS

Investments in the Fund carry certain  inherent  risks.  Discussed below are the main  risks of  investing  in the Fund.  Each of these  risks has the  potential
(individually  or in any combination) to affect adversely the net asset value of the Fund and cause you to lose money.

Non-Diversification Risk

The Fund is non-diversified, which means that the Fund is permitted to focus its investments  in a smaller  number of companies  than a  diversified  fund.  As a result,  the gains or losses on a single  security may have a greater  impact on the Fund's net asset value than would be the case if investments  were made in a larger number of securities.  Consequently, the Fund is subject to the risk that it will be more volatile than a diversified fund.

Stock Market and Manager Risk

Like all mutual  funds,  an  investment  in the Fund is subject to the risk that prices of securities may decline over short,  or even extended time periods,  or that the  investments  chosen by OCM may not perform as  anticipated.  Also, OCM makes all decisions  regarding  the Fund's  investments.  Therefore,  the Fund's investment  success  depends on the skill of OCM in  evaluating,  selecting  and monitoring the Fund's assets.  OCM may be incorrect in its judgment of the value of particular stocks.

                                       15

Small- and Mid-Size Company Risk

The securities of companies with small- and mid-size capitalizations may involve
greater   investment   risks  than   securities   of   companies   with   larger
capitalizations.  Small- and mid-size  companies  may have an unproven or narrow technological base and limited product lines,  distribution channels, and market and  financial  resources,  and  small  capitalization  companies  also  may  be dependent on entrepreneurial  management,  making the companies more susceptible to certain  setbacks and  reversals.  As a result,  the securities of small- and mid-size capitalization companies may be subject to more abrupt or erratic price movements,  may have more  limited  marketability,  and may be less  liquid than securities of companies  with larger  capitalizations.  Securities of small- and mid-size companies also may pay no, or only small, dividends.

Value Investing Style Risk

The Fund uses a value-oriented investment approach.  However, a particular value stock may not increase in price as anticipated by OCM (and may actually  decline in  price)  if other  investors  fail to  recognize  the  stock's  value or if a catalyst  that OCM believes  will increase the price of the stock does not occur or does not  affect  the  price  of the  stock in the  manner  or to the  degree anticipated.  Also, OCM's calculation of a stock's private market value involves estimates  of future cash flow which may prove to be incorrect  and,  therefore, could result in Fund sales of the stock at prices lower than the Fund's original purchase price.

Portfolio Turnover

OCM employs a "buy and sell"  discipline,  under which it will  purchase or sell stocks whenever the Fund's value criteria are met. This practice may result in a portfolio  turnover rate higher than that of many funds with similar  investment strategies.  High portfolio turnover involves additional transaction costs (such as brokerage  commissions) that are borne by the Fund, and might involve adverse tax effects.

Liquidity Risk

The securities of many small- and mid-size  companies may have a smaller "float"
(the number of shares that normally trade) and attract less market interest and, therefore,  are  subject  to  liquidity  risk.  Liquidity  risk is the risk that certain  securities may be difficult or impossible to sell at the time and price that the Fund would like to sell the  security.  If that  happens,  the Fund may have to lower the price, sell other securities  instead, or forego an investment opportunity, any of which could have a negative effect on Fund performance.

Foreign Investing

Investing in foreign companies  typically  involves more risks than investing in
U.S.  companies.  These risks can increase the  potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates),  country risks (political,  diplomatic,  regional conflicts,  terrorism, war, social and economic instability,

                                       16

currency  devaluations,  and  policies  that  have the  effect  of  limiting  or restricting  foreign investment or the movement of assets),  unfavorable trading practices,  less government  supervision,  less publicly available  information, limited trading markets and greater volatility.

ETF Risk

ETFs in which the Fund  invests  are  subject  to the risk that the  market  for securities that seek to replicate a particular  index, or the market as a whole, may  decline.  ETFs  may  trade  at a  discount  to the  aggregate  value of the underlying  securities.  The underlying  securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the  trading  in one or more of the ETF's  underlying  securities  is halted.
Although expense ratios for ETFs are generally low,  frequent trading of ETFs by the Fund can generate  brokerage  expenses.  An investment  in other  investment companies  or ETFs  will  cause  the Fund to  indirectly  pay a  portion  of the expenses of these companies.

                                PAST PERFORMANCE

There is no  performance  information  provided for the Strategic  Opportunities
Fund because the Fund has investment  performance  for a period of less than one calendar year.

                                  FUND EXPENSES

The following  tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
   (fees paid directly from your investment)                              Class A                  Class C
      Maximum Sales Charge (Load) Imposed on Purchases (as a              5.50%(1)                  None
         percentage of offering price)
      Maximum Contingent Deferred Sales Charge (as a percentage           None(1)                 1.00%(2)
         of the original purchase price)
      Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None                    None
         (as a percentage of offering price)
      Redemption Fees                                                     None(3)                  None(3)
____________________

(1)  Purchases  of $1  million  or  more,  or  purchases  into  account(s)  with accumulated  value of $1  million  or more,  that  were  not  subject  to a front-end  sales  charge are  subject to a CDSC of 1.00% if sold within one year of the purchase date.

(2)  There is no CDSC if you  redeem  Class C shares  more  than one year  after purchase. The CDSC may be waived under certain circumstances.

(3)  The Transfer Agent charges a fee (currently  $15) for each wire  redemption and for redemption proceeds sent by overnight courier.

                                       17

Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)                         Class A(1)                Class C
     Management Fees                                                       1.00%                    1.00%
     Distribution and Service (12b-1) Fees                                 0.25%                    1.00%
     Other Expenses                                                        1.96%                    1.96%
     Acquired Fund Fees and Expenses(2)                                    0.03%                    0.03%
     Total Annual Fund Operating Expenses(3)                               3.24%                    3.99%
     Management Fee Waiver/Expense Reimbursement(3)                      (1.61%)                  (1.61%)
     Net Expenses(3)                                                       1.63%                    2.38%
____________________

(1)  The Class A expenses  in this table do not include  any  separate  advisory fees that may be charged by financial advisers.

(2)  Acquired Fund Fees and Expenses are fees incurred indirectly by the Fund as a result of  investment  in other  mutual  funds.  To the  extent  the Fund invests in another mutual fund(s), the Total Annual Fund Operating Expenses will not  correlate  to the ratio of  expenses to average net assets in the
     Fund's Financial  Highlights,  as the Financial  Highlights  reflect actual operating  expenses of the Fund and do not include  Acquired  Fund Fees and
     Expenses.  Without Acquired Fund Fees and Expenses, Net Expenses would have been  1.60% and 2.35%  with  respect  to Class A shares and Class C shares, respectively.

(3)  OCM has  contractually  agreed to waive or reduce  all or a portion  of its management  fee and, if necessary,  to bear certain other expenses to limit the  annualized  expenses  of both Class A shares and Class C shares of the
     Strategic Opportunities Fund to 1.35%, exclusive of 12b-1 fees, shareholder servicing  fees,  acquired  fund fees and  expenses,  taxes,  interest  and non-routine expenses or costs, including but not limited to, those relating
     to  reorganizations,   litigation,   conducting  shareholder  meetings  and
     liquidations   (collectively,   "non-routine   expenses.")   OCM  may  seek
     reimbursement   of  its  waived  fees  and  expenses  borne  under  certain circumstances.  This  contractual fee waiver will remain in effect until at least October 28, 2008.

 EXPENSE EXAMPLE

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The examples  assume that you invest $10,000 in each class of the Fund for the time periods indicated
and then redeem all of your shares at the end of each period,  unless  otherwise indicated. The examples also assume that you earn a 5% return each year, with no change in expense  levels.  Although  your actual  costs may be higher or lower, based on these assumptions your costs would be:

                                                               1 Year       3 Years      5 Years       10 Years
Class A.....................................................    $707        $1,351        $2,018        $3,791
Class C (assuming sale of all shares at end of period)......    $341        $1,068        $1,912        $4,098
Class C (assuming no sale of shares)........................    $241        $1,068        $1,912        $4,098
____________________

                                       18

                                FUND INFORMATION

                             MANAGEMENT OF THE FUNDS

The Funds' investments and day-to-day business operations are managed by Olstein
Capital  Management,  L.P.  ("OCM")  (formerly,  Olstein & Associates,  L.P.), 4
Manhattanville  Road,  Purchase,  New York 10577,  subject to supervision by the
Board of  Trustees  of the  Trust.  The  members  of the Board of  Trustees  are fiduciaries for the Funds'  shareholders  and establish policy for the operation of the Trust.

As investment manager, OCM selects investments for the Funds and supervises each
Fund's portfolio transactions to buy and sell securities,  all according to each
Fund's stated  investment  objectives and policies.  OCM is also responsible for selecting brokers and dealers to execute the Funds' portfolio transactions.  OCM may  place  transactions  through  itself  or Fund  affiliates,  subject  to the
Securities and Exchange  Commission ("SEC") rules designed to ensure fairness of commissions.  OCM will provide,  on a  reimbursable  basis,  administrative  and clerical  services,  office  space and other  facilities  for the Funds and keep certain books and records for the Funds.  To date,  OCM has chosen not to accrue or seek reimbursement for such expenses from the Funds.

Pursuant to an Investment  Management  Agreement between the Trust, on behalf of the All Cap Value Fund, and OCM, for its investment  management  services to the
All Cap  Value  Fund,  OCM was paid an annual  fee equal to 1.00% of the  Fund's average  daily net assets,  as of June 30, 2007.  OCM is entitled to receive for its investment management services an annual fee equal to 1.00% of the Strategic
Opportunities  Fund's  average  daily  net  assets,  pursuant  to an  Investment
Management  Agreement  between the Trust and OCM.  OCM waived all of its fee for such  services  during  the  period  from  November  1,  2006  (commencement  of operations)  through June 30,  2007.  OCM has  contractually  agreed to waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of both Class A shares and Class
C shares of the Strategic  Opportunities Fund to 1.35%, exclusive of 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses. OCM may seek reimbursement of its waived fees and expenses
borne  for  a  three-year   period   following  such  fee  waivers  and  expense
reimbursements,  provided  that  the  reimbursement  by the Fund to OCM will not cause total operating expenses,  exclusive of 12b-1 fees,  shareholder servicing fees, acquired fund fees and expenses, taxes, interest, and non-routine expenses to  exceed  the  expense  cap as  then  may be in  effect  for  the  Fund.  This contractual fee waiver will remain in effect until at least October 28, 2008.

A  discussion  regarding  the basis for the Board of  Trustees'  approval of the
Investment  Management  Agreements  between the Trust,  on behalf of the All Cap
Value Fund and Strategic  Opportunities Fund, and OCM is available in the Fund's semi-annual report to shareholders for the semi-annual period ended December 31,
2006.

                                       19

PORTFOLIO MANAGERS

Robert A.  Olstein  serves  as the  Chairman,  Chief  Executive  Officer,  Chief
Investment  Officer of Olstein Capital  Management and Head Portfolio Manager of
the  Olstein  Funds and has primary  responsibility  and final  decision  making authority for the management of the Funds' portfolios of securities. Mr. Olstein also serves as President of each Fund.  Mr.  Olstein has been engaged in various aspects of securities  research and portfolio  management for both institutional and retail  clients since 1968. In 1971, he co-founded  the "Quality of Earnings
Report" service,  which pioneered the idea of utilizing inferential screening of financial  statements to identify early warning alerts of potential changes in a company's  future  earnings  power,  and thus, the value of its stock.  Prior to forming OCM, Mr. Olstein managed  portfolios for  individuals,  corporations and employee  benefit  plans as Senior Vice  President/Senior  Portfolio  Manager at
Smith  Barney Inc. and its  predecessor  companies  between  1981 and 1995.  Mr.
Olstein is a senior member of the New York Society of Securities  Analysts and a fellow member of the Financial  Analysts  Federation.  He is a past recipient of the  Financial  Analysts  Federation  (now CFA  Institute)  Graham & Dodd Scroll
Award, has testified before the Banking Committee of the United States Senate on bank accounting  practices and the Senate Banking  Committee on bank accounting, and has been quoted in, and is the author of,  numerous  articles  on  corporate reporting  and  disclosure  practices  in  publications  such as The Wall Street
Journal,  Business  Week,  The New York  Times,  Barron's,  and other  financial publications.  Mr. Olstein  periodically  appears as a guest  commentator on Fox
News  Channel,  CNBC,  and CNN.  Mr.  Olstein  has  managed  each Fund since its inception.  Mr. Olstein holds an M.B.A. in Accounting and a B.A. in Mathematical
Statistics from Michigan State University.

Richard A. Begun serves as  Co-Portfolio  Manager and Senior  Analyst of the All
Cap Value Fund. As  Co-Portfolio  Manager,  Mr. Begun assists Mr. Olstein in the day-to-day  portfolio  activities of the Fund.  From 2002 to September 2007, Mr.
Begun served as Principal and Portfolio  Manager at the global equity management firm,  Clay Finlay  Inc.  Prior to Clay  Finlay,  Mr.  Begun  served as Managing
Director  with  Horizon  Asset  Management,  Equity  Portfolio  Manager  &  Vice
President of the Orbitex Group of Funds,  Institutional Equity Portfolio Manager
at The Bank of New York,  Associate  Consultant  at  Evaluation  Associates  and
Senior  Corporate  Financial  Analyst at Marsh & McClennan  Companies,  Inc. Mr.
Begun holds an M.B.A. from Bernard M. Baruch College,  an M.A. in Economics from
Brooklyn College and B.S. in Economics from Binghamton University. Mr. Begun has been a Co-Portfolio Manager of the All Cap Value Fund since September 2007.

Eric R.  Heyman  serves  as  Co-Portfolio  Manager  and  Senior  Analyst  of the
Strategic  Opportunities Fund. As Co-Portfolio  Manager,  Mr. Heyman assists Mr.
Olstein in the  day-to-day  portfolio  activities  of the Fund.  Mr. Heyman also supports the  management of the All Cap Value Fund. Mr. Heyman has been with OCM since 1996 and was named  Director  of  Research  in June 2005.  As  Director of
Research,  Mr. Heyman documents and maintains OCM's valuation models,  valuation procedures  and research  methodology  and oversees  the ongoing  generation  of
investment  ideas,   sector  and  company  coverage  and  the  orderly  flow  of information throughout the Research Department.  Previously,

                                       20

Mr. Heyman held the position of Accountant with Norstar Energy,  a subsidiary of
Orange and Rockland  Utility.  Mr. Heyman holds a B.B.A. in Accounting from Pace
University.  Mr.  Heyman  has  been a  Co-Portfolio  Manager  of  the  Strategic
Opportunities Fund since its inception.

The Funds'  Statement of Additional  Information  ("SAI")  furnishes  additional information about the Portfolio Managers'  compensation,  other accounts managed by the Portfolio Managers and each Portfolio  Manager's  ownership of securities in the Funds that he manages.

                                FUND DISTRIBUTION

OCM serves as each Fund's principal underwriter and national distributor. Shares of the Funds are  offered to  investors  through  "financial  advisers"  such as brokers, dealers, banks (including bank trust departments), investment advisers,
financial   planners,   retirement  plan   administrators  and  other  financial
intermediaries  that  have  a  selling,  servicing,  administration  or  similar agreement  with  OCM.  OCM also  engages  directly  in sales  efforts,  provides marketing and shareholder  servicing  support for the Funds, and coordinates the distribution  activities of the Funds, service providers and financial advisers.
OCM is the broker-dealer  primarily responsible for a significant  percentage of shareholder accounts.

Sales  Charges.  As described in this  Prospectus,  shareholders  of Class A and
Class C shares may pay initial or deferred sales charges that compensate OCM and other financial advisers for sales activities. Shareholders of the Adviser Class shares do not pay initial or deferred sales charges.

Rule 12b-1 Distribution and Shareholder  Servicing Fees.  Financial advisers and
OCM are also  compensated  by the Funds  through  Rule  12b-1  distribution  and shareholder  servicing  fees. The Funds have adopted  Shareholder  Servicing and
Distribution  Plans pursuant to Rule 12b-1 under the  Investment  Company Act of
1940.  Each 12b-1 Plan  assesses  fees to the Class that are used to  compensate financial  advisers  for sales of shares  of the Class and for  shareholder  and distribution  services provided to that Class' shareholders.  Because these fees are paid out of the assets of a Class on an on-going basis, over time these fees will  increase  the cost of your  investment  and may cost you more than  paying other types of sales charges.

Under the Class A Plan,  the assets of the Fund's  Class A shares are subject to annual fees totaling  0.25% of the average daily net assets of the Class.  Under the  Adviser  Class  Plan,  the assets of the Fund's  Adviser  Class  shares are subject to annual fees  totaling  0.25% of the  average  daily net assets of the
Class. Under the Class C Plan, the assets of a Fund's Class C shares are subject to annual  fees  totaling  1.00% of the  average  daily net assets of the Class.
Seventy-five  percent of the fee  payable  under the Class C Plan may be used to compensate OCM and financial advisers for distribution-related  activities which may include the preparation,  printing and  distribution of prospectuses,  sales materials, reports, advertising,  media relations and other distribution-related expenses,  including  allocable  overhead and  compensation  of OCM officers and personnel  involved  in sales and

                                       21

marketing  activities.  The fees also cover payments to financial  advisers with respect to sales of Class C shares. The remaining twenty-five percent of the fee is a shareholder servicing fee used to compensate OCM and financial advisers for ongoing  servicing and maintenance of each Fund's Class C shareholder  accounts.
Such  shareholder   servicing   activities  include  responding  to  shareholder
inquiries or providing  other  similar  services  not  otherwise  required to be provided by OCM or the Funds' administrator.

PAYMENTS  UNDER THE 12B-1  PLANS ARE NOT TIED  EXCLUSIVELY  TO  DISTRIBUTION  OR
SHAREHOLDER  SERVICING  EXPENSES  ACTUALLY  INCURRED  BY OCM OR OTHERS,  AND THE
PAYMENTS MAY EXCEED OR BE LESS THAN THE AMOUNT OF EXPENSES ACTUALLY INCURRED.

To promote the sale of the Funds' Class C shares,  OCM makes  up-front  payments from its own  resources  to  financial  advisers  in  amounts up to 1.00% of the amount invested by their clients in the Class C shares of the Funds. In order to recoup these  up-front  payments,  OCM receives all of the 12b-1 fees during the first year. After one year,  financial advisers receive the entire ongoing 12b-1 fees associated with their clients' investments.  Up-front payments to financial advisers  are  financed  solely by OCM and are not  financed by investors or the
Funds.

Revenue Sharing. OCM also pays additional  compensation,  at its own expense and not as an expense of the Funds,  to  certain  unaffiliated  financial  advisers.
These  payments  may  be for  marketing,  promotional  or  related  services  in connection  with the sale or  retention  of Fund shares  and/or for  shareholder servicing.  Such  payments may also be paid to financial  advisers for providing recordkeeping,  sub-accounting,  transaction processing and other shareholder or administrative  services  in  connection  with  investments  in the  Funds.  The existence  or level of payments  made to a qualifying  financial  adviser in any year will vary and may be  substantial.  Such payments are based on factors that include  differing  levels of services  provided by the financial  adviser,  the level of assets maintained in the financial  adviser's customer accounts,  sales of new  shares  by  the  financial  adviser,  the  placing  of  the  Funds  on a recommended or preferred  list,  providing the Funds with "shelf space" and/or a higher  profile for the financial  adviser's  consultants,  sales  personnel and customers,  access to a financial  adviser's  sales personnel and other factors.
These  payments to financial  advisers are in addition to the  distribution  and service fees and sales charges  described in this Prospectus.  OCM makes revenue sharing  payments  from its own profits or resources.  Generally,  OCM pays such amounts from its own resources when the selling  and/or  servicing fees required by financial advisers exceed the amount of 12b-1 fees that may be available from the Funds. Any such revenue sharing payments will not change the net asset value or the  price  of a  Fund's  shares.  To the  extent  permitted  by SEC  and the
Financial  Industry  Regulatory  Authority  ("FINRA") rules and other applicable laws and  regulations,  OCM may pay or allow  other  promotional  incentives  or payments to financial advisers.

REVENUE SHARING PAYMENTS MAY CREATE A FINANCIAL INCENTIVE FOR FINANCIAL ADVISERS
AND THEIR SALES  PERSONNEL TO HIGHLIGHT,  FEATURE OR RECOMMEND  FUNDS BASED,  AT
LEAST IN PART, ON THE LEVEL OF COMPENSATION  PAID. IF ONE MUTUAL FUND SPONSOR OR
DISTRIBUTOR MAKES GREATER PAYMENTS FOR DISTRIBUTION  ASSISTANCE THAN SPONSORS OR
DISTRIBUTORS OF OTHER

                                       22

MUTUAL  FUNDS,  A FINANCIAL  ADVISER AND ITS  SALESPERSONS  MAY HAVE A FINANCIAL
INCENTIVE  TO FAVOR SALES OF SHARES OF ONE MUTUAL FUND  COMPLEX  OVER ANOTHER OR
OVER OTHER INVESTMENT  OPTIONS.  YOU SHOULD CONSULT WITH YOUR FINANCIAL  ADVISER
AND REVIEW  CAREFULLY  ANY  DISCLOSURES  THEY PROVIDE  REGARDING  THE  POTENTIAL
CONFLICTS  OF  INTEREST   ASSOCIATED  WITH  THE  COMPENSATION  THEY  RECEIVE  IN
CONNECTION WITH INVESTMENT PRODUCTS THEY RECOMMEND OR SELL TO YOU.

For more information, please see the SAI.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A  description  of the  Funds'  policies  and  procedures  with  respect  to the disclosure of the Funds' portfolio holdings is available in the SAI.

                                       23

                             SHAREHOLDER INFORMATION

                           SHARE CLASSES OF THE FUNDS

Each Fund  offers two classes of shares.  The All Cap Value Fund offers  Adviser
Class shares and Class C shares,  and the  Strategic  Opportunities  Fund offers
Class A shares and Class C shares.

                                             Share Class Available for Investment
                                            Class            Class         Adviser
                                              A                C            Class

All Cap Value Fund                            No              Yes            Yes

Strategic Opportunities Fund                 Yes              Yes            No

The  services  or share  classes  available  to you may vary  based on where you choose to purchase shares of the Funds. Each share class of a Fund represents an investment in that Fund's portfolio of securities,  but each share class has its own sales  charge and expense  structure,  allowing you to choose the class that best suits  your  situation.  When you  purchase  shares of the Funds,  you must choose a share class. If none is chosen, an investment in the All Cap Value Fund will be made in Class C shares, and an investment in the Strategic Opportunities
Fund will be made in Class A shares.

Please note,  foreign  investors  generally  are not  permitted to invest in the
Funds.

You should consider several factors when choosing a share class, including:

     o    How long you expect to own the shares;

     o    How much you plan to invest;

     o    Total expenses associated with owning each share class;

     o    Whether you qualify for any reduction or waiver of sales charges; and

     o    Whether you plan on redeeming shares in the near future.

Each investor's  financial  considerations  will differ. You should consult with your  financial  adviser  who can assist you in deciding on the best share class for your situation.

ADVISER CLASS SHARES (All Cap Value Fund Only)

Adviser  Class shares are  generally  only offered for sale through a "financial adviser," such as a broker,  dealer,  bank (including a bank trust  department), investment  adviser,  financial planner,  retirement plan administrator or other financial intermediary and other financial  professionals that charge a separate fee for advisory  services.  The Adviser Class is also available to the Trustees and officers of the Funds and the employees of the investment  manager,  as well as their spouses and children. There are no sales charges

                                       24

imposed by the Fund on Adviser Class Shares.  Adviser Class Shares are generally not sold directly by the Fund to individual investors.

The Rule 12b-1  distribution  and shareholder  servicing fees are lower for this class of  shares  than the All Cap  Value  Fund's  Class C  shares  because  the financial  advisers  selling this class charge  investors an additional  fee for advisory services (usually asset based) and perform distribution, administration and/or shareholder services that benefit the All Cap Value Fund.

You should  contact your financial  adviser to purchase  Adviser Class shares of the All Cap Value Fund.

CLASS A SHARES (Strategic Opportunities Fund Only)

Class A shares of the Strategic  Opportunities  Fund are  generally  offered for sale through financial advisers, such as brokers, dealers,  investment advisers, and financial planners and directly from the Fund.

Class A shares have a maximum  front-end  sales charge of 5.50% that is included in the offering price of the Class A shares.  The "offering price" of the shares includes the front-end  sales charge,  which is deducted from the  shareholder's initial purchase of shares, as described in more detail below. This sales charge is paid at the time of purchase and is not invested in the Fund.  Class A shares also are subject to an ongoing Rule 12b-1 distribution and shareholder servicing fee of 0.25% of the  average  daily net assets of Class A shares of a Fund.  For more  information  regarding  the Class A shares Rule 12b-1 fee, see the section entitled "Rule 12b-1  Distribution  and  Shareholder  Servicing  Fees" under the heading "Fund Distribution"  above. Class A shares representing  reinvestment of dividends are not subject to this  front-end  sales  charge.  Class A shares are generally not subject to a contingent  deferred sales charge (a "CDSC"),  except as discussed below.

The front-end sales charges for Class A shares are assessed as follows:

                                              Sales Charge as a Percentage of:
        Amount of Investment              Offering Price           Net Amount Invested
        Less than $50,000                     5.50%                       5.82%
        $50,000 to $99,999                    4.50%                       4.71%
        $100,000 to $249,999                  3.50%                       3.63%
        $250,000 to $499,999                  2.50%                       2.56%
        $500,000 to $999,999                  2.00%                       2.04%
        $1,000,000 and over(1)                0.00%                       0.00%

(1)  A CDSC of 1.00%,  based on the lesser of the original purchase price or the value of such shares at the time of  redemption,  is charged on shares sold within  one  year  of  the  purchase  date.  Class  A  shares  representing reinvestment of dividends are not subject to this 1.00% charge.

                                       25

Sales Charge Waivers for Class A Shares

The  Fund's  Class A  front-end  sales  charge  will not apply to Class A shares purchased by or through:

     1.   An Officer,  Trustee,  Director or employee of OCM (or any  investment company  managed by OCM),  any affiliate of OCM, the Funds'  custodian bank or Transfer Agent and members of their families, including trusts established for the benefit of the foregoing.

     2.   Employees of brokerage firms that are in good standing with the FINRA, employees of financial  planning  firms who place orders for the Funds through a member in good  standing  with the FINRA,  and the  families
          (limited to spouses,  domestic partners,  and dependent children under age 21) of both  types of  employees,  provided  that the  orders  are placed  through a FINRA member firm that has signed an agreement  with
          OCM to sell Fund shares.

     3.   Customers  of bank trust  departments,  companies  with trust  powers, brokers, dealers and investment advisers who charge fees for services, including  brokers  and  dealers  who  utilize  wrap  fee  or  similar arrangements, subject to the conditions, fees and restrictions imposed by these persons.

     4.   Clients of  administrators or other service providers of tax-qualified employee-sponsored retirement plans which have entered into agreements with OCM.

     5.   Retirement  plans and deferred  compensation  plans and trusts used to fund those plans (including,  for example,  plans qualified or created under sections 401(a),  401(k),  403(b) or 457 of the Internal Revenue
          Code),  in each  case if those  purchases  are made  through a broker, agent or other  financial  adviser that has made special  arrangements with OCM for those purchases.

     6.   Charities,  charitable organizations or foundations,  including trusts
          established   for  the   benefit  of   charitable   organizations   or
          foundations.

     7.   Shareholders  who originally  paid a front-end sales charge on Class A shares  of a Fund and  reinvest  the  money  in the same  Fund or of a different  Fund of the  Trust  up to the  amount  previously  redeemed within 180 days of the redemption  date. To reinvest in Class A shares at net asset value (without  paying a sales  charge),  you must notify the Fund's Transfer Agent or your financial  adviser in writing at the time of the transaction about the prior redemption.

     8.   Shareholders  exercising the exchange privilege,  as described in this
          Prospectus.

Sales Charge Reductions for Class A Shares

As shown in the table above,  larger  purchases of Class A shares can reduce the percentage sales charge you pay. In determining  whether you are entitled to pay
a

                                       26

reduced  sales  charge,  you may aggregate  certain  other  purchases  with your current purchases as described below.

Rights  of  Accumulation.  A  purchaser  of Class A  shares  may  qualify  for a reduction  of the  front-end  sales  charge  on  purchases  of Class A shares by combining a current  purchase  with certain  other shares of either of the Funds already  owned.  To determine  if you qualify for a reduction  of the  front-end sales  charge,  the amount of your current  purchase is added to the current net asset  value of your  other  Adviser  Class  shares,  Class A shares and Class C shares, as well as those Adviser Class shares, Class A shares and Class C shares of your spouse or domestic partner,  and dependent  children under the age of 21 residing in the same household. If you are the sole owner of a company, you also may add any company  accounts,  including  retirement plan accounts  invested in
Adviser Class shares, Class A shares and Class C shares of the Funds.  Companies with one or more  retirement  plans  may add  together  the  total  plan  assets invested in Adviser Class shares, Class A shares and Class C shares of the Funds to  determine  the  front-end  sales  charge  that  applies.  To qualify for the discount,  when each purchase is made the financial  adviser or shareholder must provide the Funds' Transfer Agent with sufficient written information concerning qualifying  related  accounts  to verify  that the  purchase  qualifies  for the privilege or discount, as discussed below under "Note on Sales Charge Reductions and Waivers  for Class A Shares."  The right of  accumulation  may be amended or terminated by the Funds at any time as to purchases occurring thereafter.

Shares  purchased  through a  financial  adviser  may be  subject  to  different procedures  concerning  Rights of  Accumulation.  Please  contact your financial adviser for more information.

Letter of Intent.  By  signing a Letter of Intent  ("LOI")  you can reduce  your
Class A sales charge.  Your individual  purchases will be made at the applicable sales  charge  based on the amount you intend to invest over a 13-month  period.
The LOI will apply to all purchases of Adviser Class shares,  Class A shares and
Class C shares of the Funds. Any shares purchased within 90 days of the date you sign the LOI may be used as credit  toward  completion,  but the  reduced  sales charge will only apply to new  purchases  made on or after that date.  Purchases resulting  from the  reinvestment  of dividends  and capital  gains do not apply toward  fulfillment of the LOI. The minimum initial  investment  under an LOI is
5.50% of the intended amount, and must be invested immediately.  Shares equal to
5.50%  of the  amount  of the LOI will be held in  escrow  during  the  13-month period.  If, at the end of that time the total amount of purchases  made is less than the amount originally intended,  you will be required to pay the difference between  the  reduced  sales  charge  and the  sales  charge  applicable  to the individual  purchases  had the  LOI not  been in  effect.  This  amount  will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI, you can aggregate your accounts as well as the accounts of your spouse or domestic partner,  and dependent  children under the age of 21 residing in the same  household.  You will need to provide  written  instruction with respect to the other  accounts  whose  purchases  should be  considered  in fulfillment of the LOI.

                                       27

Note on Sales Charge Reductions and Waivers for Class A Shares

Additional  information  concerning  sales  charge  reductions  and  waivers  is available  in the SAI.  If you think  you  qualify  for any of the sales  charge waivers or  reductions  described  above,  you will need to notify  and  provide documentation  to your financial  adviser or the Fund's Transfer Agent. You will also need to notify your financial  adviser or the Fund's  Transfer Agent of the existence  of  other  accounts  in  which  there  are  holdings  eligible  to be aggregated to meet certain sales load  breakpoints.  Information you may need to provide to your financial adviser or the Funds includes:

o    Information or records  regarding  shares of the Funds held in all accounts at any financial adviser;

o    Information or records regarding shares of the Funds held in any account at any  financial  adviser by  related  parties  of the  shareholder,  such as members of the same family; and/or

o    Any other information that may be necessary for the Funds to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your financial adviser or the Funds.

 CLASS C SHARES

Class C  shares  of each  Fund  are  offered  to the  public  through  financial advisers, such as brokers, dealers,  investment advisers and financial planners, and  directly  by the  Funds.  You  may  purchase  Class C  shares  of a Fund by following the instructions for purchasing  shares as described under the section in this Prospectus entitled, "How to Purchase Shares."

Class C Sales Charges

Class C shares of a Fund that are redeemed within the first year of purchase may be subject to a CDSC of 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption. There is no CDSC if Class
C shares are redeemed more than one year after purchase. Class C shares also are subject to an ongoing Rule 12b-1  distribution and shareholder  servicing fee of
1.00% of the  average  daily net  assets  of Class C shares of a Fund.  For more information  regarding  the  Class C shares  Rule  12b-1  fee,  see the  section entitled,  "Rule 12b-1  Distribution  and Shareholder  Servicing Fees" under the heading "Fund Distribution" above. Class C shares are not subject to a front-end sales charge.

The CDSC charges for Class C shares are assessed on redemptions as follows:

                                                        CDSC
     Year After Purchase Made       (as a % of dollar amount subject to charge)
     Up to 1 year:                                     1.00%
     After 1 full year:                                 None

                                       28

CDSC Waivers

To obtain a waiver of the current  CDSC,  you must  notify the Funds,  which may require  evidence of your  qualification.  The Funds' CDSC will not apply to the following redemptions:

     1.   Participants  in 401(k) or 403(b)  plans for which a Fund is listed as an investment option and OCM is listed as broker of record.

     2.   Certain shareholders  exercising the exchange privilege,  as described in the section entitled "How to Exchange Shares" below.

     3.   Eligible  Mandatory  Distributions  under 403(b) Plans and  individual retirement  accounts to  shareholders  who have attained the age of 70
          1/2 (waiver  applies  only to amounts  necessary  to meet the required minimum amount).

     4.   The death of the shareholder.

In  addition,  Fund  shareholders  who  reinvest  the  entire  amount  of  their redemption  proceeds  in Class C shares  of the same  Fund or a  different  Fund within  forty-five (45) days of redeeming Class C shares of a Fund of the Trust, will receive the number of shares equal in value to their reinvested  redemption proceeds plus the number of shares necessary to reimburse the amount of the CDSC they paid at redemption  based on the  then-current net asset value per share of the particular Fund's Class C shares at the time of reinvestment. The repurchase of shares  must occur  within  the same  account  as the  redemption  or into an identically  registered  account  in  another  Class C Fund.  All Class C shares purchased  pursuant to this  reinstatement  privilege  will be liable for future
CDSCs on redemptions as of the date of repurchase.  You should be sure to notify the Funds'  Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege.

NOTE ON SALES CHARGES

Information  regarding the Funds'  distribution  arrangements and the applicable sales charge reductions and waivers is available on the Funds' website,  free of charge, at http://www.olsteinfunds.com.

                             PRICING OF FUND SHARES

Each Fund's classes of shares invest in the same portfolio of  investments.  For each Fund,  the  offering  price for each class of shares is the net asset value per share ("NAV") of that particular  class,  which is determined by the Fund as of the close of regular trading  (generally 4:00 p.m.  Eastern time) on each day that the Funds are open for business  (normally  any day that the New York Stock
Exchange is open for  unrestricted  trading),  plus any  applicable  sales load.
Purchase and  redemption  requests are priced at the next

                                       29

NAV  calculated  after  receipt  and  acceptance  of  a  completed  purchase  or redemption request. For each Fund, each Class' NAV is determined by dividing the value of the  Fund's  securities,  cash and other  assets  attributable  to that
Class,  minus all expenses and liabilities,  by the number of shares outstanding for that Class ((assets - liabilities)/number of shares = NAV). The NAV for each
Class  takes  into  account  the  expenses  and fees of that Class of each Fund, including  management,  distribution  and shareholder  servicing fees, which are accrued daily.  Each Class of shares of each Fund has its own NAV which reflects that respective Class' distribution and shareholder servicing fees.

Each Fund's equity  securities  are valued at their market value,  which usually means the last quoted sale price on the security's  principal exchange that day.
However,  securities  traded on the NASDAQ NMS or Small Cap exchanges are valued at the NASDAQ  Official  Closing Price  ("NOCP").  Lacking any sales,  an equity security usually is valued at the mean between the closing bid and ask price. If such market quotations are not readily  available,  the equity securities may be valued at their fair value,  as described  below.  Debt  securities,  other than short-term  investments  having a maturity  of less than 60 days,  are valued by using the mean  between the closing bid and asked  prices  provided by a pricing service.  If the closing bid and asked  prices are not  readily  available,  the pricing service may provide a price  determined by a matrix pricing  method.  In the  absence of market  quotations  or  matrix-derived  prices  from the pricing service,  the  security  may be valued at its fair value,  as  described  below.
Short-term  investments  with  remaining  maturities of less than 60 days at the time of purchase are valued at amortized cost, which approximates  market value, unless the Trust's  Board of Trustees  determines  that this does not  represent fair value.

If market  quotations are not readily  available,  or if OCM, in its discretion, has reason to believe  that the market  quotations  that are  available  may not accurately reflect the fair value of a particular security, the security will be valued at its fair market value as determined in good faith or under  procedures adopted by the Board of Trustees. By fair valuing a security, the price of which may have been affected by (i) events occurring after the close of trading in its market or (ii) news  after  the last  market  pricing  of the  security,  a Fund attempts to  establish a price that it might  reasonably  expect to receive upon its current  sale of that  security.  These  methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do
not  result  in  the  dilution  of  shareholder   interests  or  other  harm  to
shareholders.  In view of the types of  securities  commonly  held by the Funds, including the fact that the foreign  securities  generally are either depositary receipts or securities of foreign companies traded on U.S. exchanges, the market prices at the time that the Funds determine their NAVs normally will reflect all relevant information, and therefore not require fair value pricing. In addition, the Funds may use third  party  pricing  services  to provide  prices of certain portfolio  securities.  The use of fair value pricing,  as described  above, may result in a Fund's  pricing a particular  portfolio  security  differently  than other funds that that may hold the same security.

Because the Funds may invest in securities of other  investment  companies,  the net  asset  value of the All Cap  Value  Fund  and  Strategic  Opportunity  Fund
includes  net  asset  values  of other  investment  companies  in which the Fund invests.  The  prospectuses  for

                                       30

such other  investment  companies  explain the  circumstances  under which these companies will use fair value pricing and the effects of such pricing.

The SAI  contains  additional  information  regarding  the pricing of the Funds'
shares.

                             HOW TO PURCHASE SHARES

You may  purchase  shares at the first  NAV,  plus any  applicable  sales  load, calculated  after the Funds'  Transfer  Agent receives and accepts your purchase order in proper form as described  below.  The Funds or their service  providers have entered into arrangements  authorizing certain financial advisers (or their agents) to accept purchase and redemption orders for Fund shares.

The  Funds  will be  deemed  to  have  received  an  order  when  an  authorized intermediary or agent accepts the order,  and the investor will receive the next
NAV calculated.  If you purchase or sell shares through a financial adviser,  it is the financial adviser's responsibility to transmit your request to the Funds'
Transfer Agent prior to the close of the New York Stock Exchange to receive that day's share price.  The Funds will not accept  payment in cash,  money orders or cashier checks, unless the cashier's checks are in excess of $10,000. To prevent check fraud,  the Funds will not accept  third party  checks,  Treasury  checks, credit card  checks,  traveler's  checks or starter  checks for the  purchase of shares.  The Funds are unable to accept post dated  checks,  post dated  on-line bill pay checks, or any conditional order or payment.  All checks should be made payable to the Fund in which you are  investing.  All checks  must be drawn on a bank located within the United States and must be payable in U.S. dollars.

Your  purchase of Fund  shares is subject to annual  12b-1 Plan  expenses.  Your purchase  of Class A shares may be  subject  to a  front-end  sales  charge.  In addition,  if you redeem Class C shares within one year of purchase,  the shares may be subject to a CDSC. In addition,  in certain cases,  if you redeem Class A shares within one year of purchase, the shares may be subject to a CDSC.

Financial advisers, such as brokers, dealers,  investment advisers and financial planners,  may charge their  customers a processing or service fee in connection with the purchase of Fund shares.  The amount and applicability of such a fee is determined and disclosed to its customers by each individual  financial adviser.
Processing or service fees  typically are fixed,  nominal dollar amounts and are in addition to the sales and other charges  described in this Prospectus and the
SAI. Your financial  adviser should provide you with specific  information about any processing or service fees you will be charged.

The following table describes the initial and subsequent investment minimums for the Funds:

                                       31

Minimum Investments                      Initial                 Subsequent
Regular Accounts                          $1,000                    $100
                                                              ($1,000 by wire)

Qualified Retirement Plans or IRAs        $1,000                    $100

THE  FUNDS  RESERVE  THE  RIGHT  TO VARY  THE  INITIAL  AND  SUBSEQUENT  MINIMUM
INVESTMENT REQUIREMENTS AT ANY TIME.

REQUIRED PURCHASER INFORMATION

The Trust,  on behalf of the Funds,  has  established  an Anti-Money  Laundering
Compliance  Program as  required by the  Uniting  and  Strengthening  America by
Providing  Appropriate Tools Required to Intercept and Obstruct Terrorism Act of
2001 ("USA  PATRIOT  Act").  To ensure  compliance  with this law, the Funds are required to obtain the following information for all "customers" seeking to open an "account"  (as those terms are defined in rules  adopted  pursuant to the USA
PATRIOT Act):

     o    Full name
     o    Date of birth (individuals only)
     o    Social Security or tax identification number
     o    Permanent street address (P.O. Box only is not acceptable)
     o    Additional  documentation  will be  required  for  accounts  opened by entities, such as corporations, companies or trusts.

Please note that your application will be returned if you fail to provide any of the information listed above and your account will not be opened. If you require additional assistance when completing your application, please contact the Funds at (800)  799-2113.  If we do not have a reasonable  belief of the identity of a customer,  the account will be rejected or the  customer  will not be allowed to perform a transaction in the account until we receive  information we believe is sufficient  to identify  the  account.  The Funds  reserve the right to close an account within five business days if clarifying information is not received.

FREQUENT TRADING OF FUND SHARES

Although the Funds  provide  shareholders  with daily  liquidity,  the Funds are designed for long-term  investors and are not intended for investors that engage in excessive  short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the
Funds,  including,  but not limited to,  market  timing.  The Funds believe that short-term  or excessive  trading into and out of the Funds has the potential to disrupt  portfolio  management  strategies,  harm  performance and increase Fund expenses for all shareholders,  including long-term  shareholders.  The Funds do not encourage or accommodate excessive, short-term trading.

The Funds monitor  shareholder  trading activity and seek to identify  investors who are engaging in market timing or short-term  trading. In instances where the
Funds identify

                                       32

investors  who may be engaging in abusive  market timing  patterns  (directly or through  their  financial  advisers),  the Funds may  reject  trades  from those investors (or from clients of those financial advisers).

Because the Funds are designed for  long-term  investors,  the Board of Trustees has adopted  policies and procedures  that are designed to discourage  excessive short-term  trading.  None of  these  procedures  alone  nor  all of them  taken together completely  eliminate the possibility that excessive short-term trading activity in the Funds will occur.  Moreover,  these procedures involve judgments that are inherently subjective.  OCM and its agents seek to make these judgments to the best of their  abilities in a manner that they believe is consistent with shareholder  interests.  For  purposes of  applying  these  procedures,  OCM may consider,  among other things,  an investor's  trading history in the Funds, and accounts under common ownership, influence or control.

The Funds and OCM monitor  selected  trades and flows of money in and out of the
Funds in an effort to detect excessive  short-term trading  activities,  and for consistent enforcement of the Funds' policies. In monitoring such flows of money into  and out of the  Funds,  the  Funds  will  consider  a number  of  factors, including,  but not  limited  to, cash flows of a large size within a short time frame.  The Funds,  OCM and their  agents  may use  automated  systems  that are
designed   specifically  to  monitor  flows  of  funds  and  identify  potential violations  of  the  Funds'  policies.  Further,  the  Trust  has  entered  into shareholder information agreements with certain intermediaries to enable OCM and the Funds to monitor  trades by  shareholders  trading  through  intermediaries'
omnibus accounts. If, as a result of monitoring,  the Funds, OCM or one of their agents believes that a shareholder has engaged in excessive  short-term trading,
OCM may, in its  discretion,  ask the  shareholder  to stop such  activities  or refuse to process purchases or exchanges in the shareholder's account. The Funds may refuse or cancel  purchase  orders for any  reason,  without  prior  notice, particularly  purchase orders that the Funds believe are made by or on behalf of market timers. All investors and all transactions are subject to the same policy regarding excessive or short-term trading.

PURCHASES THROUGH FINANCIAL ADVISERS

If you have chosen to use the services of a financial adviser you should contact such professional adviser to open or add to your account.

PURCHASES BY MAIL

To  purchase  shares  of a Fund by  mail,  complete  and  sign  the New  Account
Application.  Make the check  payable to [Name of Fund] [Name of Class].  Please remember that the minimum  initial  investment is $1,000,  and any lesser amount must be approved in advance by the Fund.

All checks must be in U.S.  dollars drawn on a domestic  financial  institution.
The Funds will not accept  cashier's  checks in amounts less than  $10,000,  nor will they accept cash, money orders, third-party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The
Funds are  unable to accept  post dated

                                       33

checks, post dated on-line bill pay checks, or any conditional order or payment.
NOTE:  U.S.  BANCORP FUND SERVICES,  LLC ("U.S.  BANCORP"),  THE FUNDS' TRANSFER
AGENT,  CHARGES  A FEE  (CURRENTLY  $25) FOR ANY  RETURNED  CHECKS.  YOU WILL BE
RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT.

Please mail your New Account Application and check to:

REGULAR MAIL TO:                                    OVERNIGHT OR EXPRESS MAIL TO:
[Name of Fund] [Name of Class]                      [Name of Fund] [Name of Class]
c/o U.S. Bancorp Fund Services, LLC                 c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                                        615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701                            Milwaukee, WI 53202

   If a purchase request is sent to a Fund at its address, the request will be forwarded to the Funds' Transfer Agent and the effective date of purchase will be delayed until the request is accepted by the Funds' Transfer Agent.

Setting up an IRA account?  Please call the Funds for details at (800) 799-2113.

PURCHASES BY WIRE

Initial Investments

If you are making an initial investment in a Fund, before you wire funds, please contact the Transfer  Agent by telephone to make  arrangements  with a telephone service  representative to submit your completed application via mail, overnight delivery  or  facsimile.  To  establish  a new  account  in a Fund,  call  (800)
799-2113. Upon receipt of your application, your account will be established and a service  representative will contact you within 24 hours to provide an account number and wiring instructions.  The account number assigned will be required as part of the  instruction  that should be provided to your bank to send the wire.
Your bank must  include the name of the Fund and class you are  purchasing,  the account number, and your name so that monies can be correctly applied.

Subsequent Investments

Before sending your wire, please contact the Transfer Agent to advise it of your intent to wire funds.  This will ensure prompt and accurate  credit upon receipt of your wire. There is a $1,000 minimum for wiring subsequent investments.  Your purchase request should be wired through the Federal Reserve Bank as follows:

U.S. Bank, N.A.                      Credit to: U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue            Account Number: 112-952-137
Milwaukee, WI 53202                  Further credit to: [Name of Fund][Name of Class]
ABA Number: 075000022                Your account name and account number

                                       34

PURCHASES BY TELEPHONE

The telephone purchase option allows you to move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions  that are Automated  Clearing  House ("ACH")  System members may be used for telephone transactions.

To have your Fund shares  purchased at the  applicable  price  determined at the close of regular trading on a given date, your order must be received before the close of regular  trading  (generally  4:00 p.m.  Eastern  time) on that day. If payment for your order is  rejected by your bank,  a fee will be charged to your account. YOU MAY NOT USE TELEPHONE  TRANSACTIONS FOR AN INITIAL PURCHASE OF FUND
SHARES.

The minimum amount that can be transferred by telephone is $100. For information about telephone transactions, please call the Funds at (800) 799-2113.

 AUTOMATIC INVESTMENT PLAN

You may purchase  shares of a Fund through an  Automatic  Investment  Plan which allows monies to be deducted  directly from your checking or savings  account to invest in the Fund.  You may make  automatic  investments  in amounts of $100 or more on a weekly, monthly, bi-monthly (every other month) or quarterly basis.

To utilize this option,  your financial  institution must be a member of the ACH
System.  If your financial  institution  rejects your payment,  a fee (currently
$25) will be charged to your  account.  Any  change or  termination  to the plan should be made 5 days prior to the  effective  date by  contacting  the Transfer
Agent at (800) 799-2113.

The Funds may alter,  modify or terminate the Automatic  Investment  Plan at any time. For information  about  participating  in the Automatic  Investment  Plan, please call the Funds at (800) 799-2113.

We are unable to debit mutual fund or pass through accounts.

 ADDITIONAL INVESTMENTS

You may add to your account at any time by  purchasing  shares by mail  (minimum
$100) or by wire (minimum $1,000) according to the above wiring instructions, or by electronic  funds transfer  through the ACH System (minimum  $100).  You must notify your Fund at (800) 799-2113 prior to sending your wire. You should send a remittance form which is attached to your individual  account statement together with any subsequent  investments  made through the mail.  All purchase  requests must  include  your  account  registration  number to assure that your funds are credited properly.

                                       35

                              HOW TO REDEEM SHARES

You may redeem your shares of a Fund as described below on any business day that the Fund  calculates its NAV.  Redemption  requests in excess of $50,000 must be made in writing and must contain a signature guarantee. Your shares will be sold at the NAV next  calculated  after your order is accepted by the Transfer Agent.
Any  applicable  CDSC on Class C shares (and in certain  cases,  Class A shares)
will be deducted.

              REMEMBER: CHECKS ARE SENT TO YOUR ADDRESS ON RECORD.
                          IF YOU MOVE, PLEASE TELL US!

If your  redemption  request is in good  order,  as defined  below,  a Fund will normally send you your redemption proceeds on the next business day and no later than seven  calendar days after receipt of the  redemption  request.  A Fund can send payments by wire directly to any bank previously  designated by you in your
New Account  Application  or in  subsequent  arrangements  in writing.  A fee is charged for each wire  redemption or for  redemption  proceeds sent by overnight courier. Redemption proceeds also may be sent to your predetermined bank account by electronic funds transfer through the ACH System. There is no charge for this service and credit is typically available in 2 to 3 days.

If you purchase  shares of a Fund by check and request a  redemption  soon after the purchase,  the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared  (usually within 12 days). If you make a purchase with a check that does not clear,  the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

Checks will be made  payable to you and will be sent to your  address of record.
If the proceeds of the  redemption  are requested to be sent to an address other than the address of record or if the address of record has been  changed  within
15 days of the  redemption  request,  the request  must be in writing  with your
signature(s)  guaranteed.   The  Funds  are  not  responsible  for  interest  on
redemption amounts due to lost or misdirected mail.

Financial  advisers  may charge their  customers a processing  or service fee in connection with the redemption of Fund shares.  The amount and  applicability of such a fee is  determined  and  should be  disclosed  to its  customers  by each financial  adviser.  Processing  or service fees  typically  are fixed,  nominal dollar  amounts and are in addition to the sales and other charges  described in this  Prospectus  and the SAI. Your  financial  adviser  should provide you with specific information about any processing or service fees you will be charged.

Certain authorized financial advisers (or their agents) are authorized to accept redemption orders on behalf of the Funds. A Fund will be deemed to have received a  redemption  order  when the  financial  adviser  (or its agent)  accepts  the redemption  order and such order will be priced at the NAV next  computed,  less any  applicable  sales  load,  for the Fund after such order is  accepted by the financial adviser (or its agent).

IF YOUR ACCOUNT IN A FUND FALLS BELOW  $1,000,  THE FUND MAY ASK YOU TO INCREASE
YOUR BALANCE. IF YOU DO NOT DO SO, YOUR SHARES COULD BE AUTOMATICALLY REDEEMED.

                                       36

 SIGNATURE GUARANTEES

Signature guarantees are needed:

     o    For redemption requests over $50,000;
     o    When  redemption  proceeds  are  requested  to be sent to any  person, address or bank account not on record;
     o    When  establishing  or modifying  certain  services on an account (for example, obtaining or changing telephone redemption privileges);
     o    If ownership is changed on your account; and
     o    For any redemption within 15 days of an address change.

In addition to the  situations  described  above,  the Funds and/or the Transfer
Agent  reserve the right to require a  signature  guarantee  in other  instances based on the circumstances relative to the particular situation.

Please note that signature  guarantees can be obtained from banks and securities dealers, but not from a notary public. The Transfer Agent may require additional
supporting   documents  for  redemptions   made  by   corporations,   executors,
administrators,  trustees or  guardians.  The New Account  Application  contains information regarding, and a form on which to make, the signature guarantee.

 CONTINGENT DEFERRED SALES CHARGES

If you submit a  redemption  request  for Class C shares  (or in certain  cases,
Class A shares)  of a Fund for a  specific  dollar  amount,  and the  redemption request  is  subject  to a CDSC,  the Fund  will  redeem  the  number  of shares necessary to deduct the applicable  CDSC and tender the requested  amount to you if you have enough  shares in the account.  Class C shares (and certain  Class A shares  purchased  without a front-end  sales  charge)  that are sold within the first year after their  purchase  will be assessed  the  applicable  CDSC on the lesser of the original purchase price or the value of such shares at the time of redemption.  The CDSC may be waived under certain circumstances.  Please see the sections above entitled  "Class A Shares" and "Class C Shares" under the heading
"Share Classes of the Funds" for more information on CDSCs and waivers of CDSCs.

 REDEMPTIONS IN-KIND

If your redemption  request exceeds the lesser of $250,000 or 1% of a Fund's net assets (an amount that could  affect Fund  operations),  the Fund  reserves  the right to make a  "redemption  in-kind."  A  redemption  in-kind  is a payment in portfolio  securities rather than cash. The portfolio securities would be valued using  the same  method  that  the  Fund  uses to  calculate  its  NAV.  You may experience  additional  expenses  such as  brokerage  commissions  to  sell  the securities  received from the Fund and any applicable CDSC.  In-kind payments do not have to  constitute a cross section of the Fund's  portfolio.  The Fund will not recognize  gain or loss for federal tax purposes on the  securities  used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference

                                       37

between the fair market value of the  securities  received and your basis in the
Fund shares redeemed.

REDEMPTION THROUGH YOUR FINANCIAL ADVISER

To redeem shares held by a financial  adviser,  you should  contact that adviser for assistance.

REDEMPTION BY MAIL

     Send written redemption requests to:

     [Name of Fund] [Name of Class]
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

  IF A REDEMPTION REQUEST IS SENT TO A FUND AT ITS ADDRESS, THE REQUEST WILL BE
  FORWARDED TO THE FUNDS' TRANSFER AGENT AND THE EFFECTIVE DATE OF REDEMPTION
   WILL BE DELAYED UNTIL THE REQUEST IS ACCEPTED BY THE FUNDS' TRANSFER AGENT.

The Funds cannot honor any redemption  requests with special  conditions or that specify an  effective  date other than as provided.  In  addition,  a redemption request must be received in good order by the  Transfer  Agent before it will be processed.  "Good Order" means the request for redemption  must include a Letter of Instruction specifying or containing:

     o    the NAME and CLASS of the Fund;
     o    the NUMBER of shares or the DOLLAR amount of shares to be redeemed;
     o    SIGNATURES of all  registered  shareholders  exactly as the shares are registered;
     o    the ACCOUNT registration number;
     o    a signature guarantee if applicable; and
     o    any additional requirements listed below that apply to your particular account.

------------------------------------------------------- -----------------------------------------------------

                 TYPE OF REGISTRATION                                       REQUIREMENTS
------------------------------------------------------- -----------------------------------------------------
Individual, Joint Tenants, Sole Proprietorship,         Redemption requests must be signed by all person(s)
Custodial (Uniform Gift to Minors Act) and General      required to sign for the account, exactly as it is
Partners                                                registered.
------------------------------------------------------- -----------------------------------------------------
Corporations and Associations                           Redemption request and a corporate resolution,
                                                        signed by person(s) required to sign for the
                                                        account, accompanied by signature guarantee(s).
------------------------------------------------------- -----------------------------------------------------

                                       38

------------------------------------------------------- -----------------------------------------------------
Trusts                                                  Redemption request signed by the trustee(s), with a
                                                        signature guarantee.  (If the Trustee's name is not
                                                        registered on the account, a copy of the trust
                                                        document certified within the past 60 days is also
                                                        required.)
------------------------------------------------------- -----------------------------------------------------

 IRA REDEMPTIONS

If you have an IRA, you must indicate on your redemption  request whether or not to withhold federal income tax.  Redemption  requests not indicating an election to  have  federal  tax  withheld  will be  subject  to  withholding.  If you are uncertain of the redemption  requirements,  please contact the Transfer Agent in advance at: (800) 799-2113.

 REDEMPTION BY TELEPHONE

If you are set up to perform  telephone  transactions  (either  through your New
Account  Application or by subsequent  arrangements in writing),  you may redeem shares  in any  amount  up to  $50,000  by  instructing  the  Transfer  Agent by telephone at (800)  799-2113.  You must redeem at least $100 for each  telephone redemption.  Redemption  requests for amounts  exceeding $50,000 must be made in writing and include a signature guarantee.
NEITHER THE FUNDS NOR ANY OF ITS SERVICE  PROVIDERS  WILL BE LIABLE FOR ANY LOSS
OR  EXPENSE  IN  ACTING  UPON ANY  TELEPHONE  INSTRUCTIONS  THAT ARE  REASONABLY
BELIEVED TO BE GENUINE.  The Funds will use reasonable  procedures to attempt to confirm  that all  telephone  instructions  are  genuine,  such as  requesting a shareholder to correctly state his or her:

     o    Fund account number,
     o    the name in which his or her account is registered,
     o    his or her banking institution,
     o    bank account number, and
     o    the name in which his or her bank account is registered.

 ACH TRANSFER

Redemption  proceeds can be sent to your bank account by ACH  transfer.  You can elect this  option by  completing  the  appropriate  section of your New Account
Application.  If money is moved by ACH transfer,  you will not be charged by the
Funds for these services. There is a $100 minimum per ACH transfer.

NOTE ON TELEPHONE AND WIRE REDEMPTIONS

To arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account  designated to receive redemption  proceeds,  a written  request must be sent to the Transfer Agent at the address listed above.
A signature  guarantee may be required of all  shareholders to qualify for or to change  telephone  redemption  privileges.  Please contact the Transfer Agent at
(800) 799-2113 concerning  requirements

                                       39

for signature  guarantees.  The Funds and their Transfer Agent each reserves the right to refuse a wire or telephone redemption if it is believed advisable to do
so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Funds.  The Funds are not responsible for interest on redemptions due to lost or misdirected mail or other correspondence.

 SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $10,000 or more,  you may  participate  in the
Systematic  Withdrawal Plan. The Funds' systematic  withdrawal option allows you to move  money  automatically  from  your  Fund  account  to your  bank  account according to the schedule you select. The minimum  systematic  withdrawal amount is $100.

To select the systematic withdrawal option you must check the appropriate box on your New Account Application.  A systematic withdrawal for an account with Class
C shares (or in certain cases,  Class A shares) may be subject to a CDSC. If you expect to purchase  additional  Fund shares,  it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous  purchases and redemptions may result in adverse tax consequences.

For further details about this service,  see the New Account Application or call the Transfer Agent at (800) 799-2113.

                             HOW TO EXCHANGE SHARES

You may exchange  Class C shares of one Fund of the Trust for shares of the same class of the  other  Fund of the  Trust.  However,  there is no  exchangeability between  classes of the same Fund.  If you do exchange  Class C shares of a Fund for Class C shares of the other  Fund,  you  generally  will not be  subject  to either a front-end sales charge or a CDSC when you exchange the shares. You may, however,  have to pay a CDSC if you later sell the shares  you  acquired  in the exchange.  A Fund will use the date of your original share purchase to determine whether you must pay a CDSC when you sell the shares of the Fund acquired in the exchange. Class A shares and Adviser Class shares are not exchangeable.

Exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another. As a result, there may be tax consequences  of the exchange.  A shareholder  could realize short- or long-term capital gains or losses.  An exchange request received prior to the close of the
New York  Stock  Exchange  will be made at that  day's  closing  NAV.  The Funds reserve the right to refuse the purchase  side of any exchange that would not be in the best interests of a Fund or its  shareholders  and could adversely affect the Fund or its  operations.  The Funds may  modify or  terminate  the  exchange privilege at any time.

Financial  advisers  may charge their  customers a processing  or service fee in connection with an exchange of Fund shares. The amount and applicability of such a fee is

                                       40

determined and should be disclosed to its customers by each  financial  adviser.
Processing or service fees  typically are fixed,  nominal dollar amounts and are in addition to the sales and other charges  described in this Prospectus and the
SAI. Your financial  adviser should provide you with specific  information about any processing or service fees you will be charged.

Certain authorized financial advisers (or their agents) are authorized to accept exchange  orders on behalf of the Funds.  A Fund will be deemed to have received an exchange order when the financial adviser (or its agent) accepts the exchange order  and  such  order  will be  priced  at the NAV  next  computed,  plus  any applicable sales load, after such order is accepted by the financial adviser (or its agent).

EXCHANGES BY MAIL

Send written exchange requests to:

     [Name of Current Fund] [Name of Class]
     c/o U.S. Bancorp Fund Services, LLC
     P.O. Box 701
     Milwaukee, WI 53201-0701

  IF AN EXCHANGE REQUEST IS SENT TO A FUND AT ITS ADDRESS, THE REQUEST WILL BE
        FORWARDED TO THE FUNDS' TRANSFER AGENT AND THE EFFECTIVE DATE OF
            REDEMPTION AND PURCHASE WILL BE DELAYED UNTIL THE REQUEST
                    IS ACCEPTED BY THE FUNDS' TRANSFER AGENT.

The Funds cannot honor any exchange  requests  with special  conditions  or that specify an  effective  date other than as  provided.  In  addition,  an exchange request must be received in good order by the  Transfer  Agent before it will be processed.  "Good Order" means the request for exchange must include a Letter of
Instruction specifying or containing:

     o    the NAME and CLASS of the current Fund in which the shareholder  holds
          Fund shares;
     o    the NAME and CLASS of the Fund into which the shareholder wishes to be exchanged;
     o    the NUMBER of shares or the DOLLAR amount of shares to be exchanged;
     o    SIGNATURES of all  registered  shareholders  exactly as the shares are registered;
     o    the ACCOUNT registration number;
     o    a signature guarantee if applicable; and
     o    any additional requirements listed below that apply to your particular account.

------------------------------------------------------- -----------------------------------------------------

                 TYPE OF REGISTRATION                                       REQUIREMENTS
------------------------------------------------------- -----------------------------------------------------
Individual, Joint Tenants, Sole Proprietorship,         Exchange requests must be signed by all person(s)
Custodial (Uniform Gift to Minors Act) and General      required to sign for the account, exactly as it is
Partners                                                registered.
------------------------------------------------------- -----------------------------------------------------
Corporations and Associations                           Exchange request and a corporate resolution, signed
                                                        by person(s) required to sign for the account,
                                                        accompanied by signature guarantee(s).
------------------------------------------------------- -----------------------------------------------------

                                       41

------------------------------------------------------- -----------------------------------------------------
Trusts                                                  Exchange request signed by the trustee(s), with a
                                                        signature guarantee.  (If the Trustee's name is not
                                                        registered on the account, a copy of the trust
                                                        document certified within the past 60 days is also
                                                        required.)
------------------------------------------------------- -----------------------------------------------------

 EXCHANGES BY TELEPHONE

If you are set up to perform  telephone  transactions  (either  through your New
Account Application or by subsequent  arrangements in writing), you may exchange shares  in any  amount  up to  $50,000  by  instructing  the  Transfer  Agent by telephone at (800) 799-2113.  You must exchange at least $100 for each telephone exchange.  Exchange  requests  for  amounts  exceeding  $50,000  must be made in writing and include a signature guarantee, as described above.

NEITHER THE FUNDS NOR ANY OF ITS SERVICE  PROVIDERS  WILL BE LIABLE FOR ANY LOSS
OR  EXPENSE  IN  ACTING  UPON ANY  TELEPHONE  INSTRUCTIONS  THAT ARE  REASONABLY
BELIEVED TO BE GENUINE.  The Funds will use reasonable  procedures to attempt to confirm  that all  telephone  instructions  are  genuine,  such as  requesting a shareholder to correctly state his or her:

     o    Fund account number,
     o    the name in which his or her account is registered,
     o    his or her banking institution,
     o    bank account number, and
     o    the name in which his or her bank account is registered.

NOTE ON TELEPHONE AND WIRE EXCHANGES

To arrange for exchanges by wire or telephone  after an account has been opened, a written  request  must be sent to the  Transfer  Agent at the  address  listed above. A signature  guarantee may be required of all shareholders to qualify for or to change telephone exchange privileges. Please contact the Transfer Agent at
(800) 799-2113 concerning requirements for signature guarantees.

The Funds and its  Transfer  Agent each  reserves  the right to refuse a wire or telephone  exchange  if it  is  believed  advisable  to do  so.  Procedures  for exchanging Fund shares by wire or telephone may be modified or terminated at any time by the Funds.

                                RETIREMENT PLANS

Shares  of  the  Funds  are  available  for  use in all  types  of  tax-deferred retirement plans such as:

                                       42

     o    IRAs,
     o    Educational IRAs (Coverdell Education Savings Accounts),
     o    employer-sponsored   defined   contribution  plans  (including  401(k)
          plans), and
     o    tax-deferred  custodial accounts described in Section 403(b)(7) of the
          Internal Revenue Code.

Qualified  investors  benefit from the tax-free  compounding of income dividends and capital gains  distributions.  Application  forms and  brochures  describing investments  in the Funds for  retirement  plans can be  obtained by calling the
Funds at (800) 799-2113. Below is a brief description of the types of retirement plans that may invest in the Funds:

 INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

If you are under age 70-1/2,  you are  eligible to  contribute  on a  deductible basis to an IRA  account  if you are not an active  participant  in an  employer maintained  retirement plan and, when a joint return is filed, you do not have a spouse who is an active  participant.  The IRA  deduction is also  available for individual  taxpayers  and  married  couples  with  adjusted  gross  incomes not exceeding certain limits, regardless of whether you or, if you are married, your spouse is an active  participant.  All  individuals  under age  70-1/2  who have earned income may make  nondeductible  IRA contributions to the extent that they are not eligible for a deductible contribution.  Income earned by an IRA account accumulates on a tax-deferred basis.

ROTH IRAs

Roth IRAs permit tax-free  distributions  of account balances if the assets have been  invested  for  five  years  or more  and the  distributions  meet  certain qualifying restrictions.  Investors filing as single taxpayers who have modified adjusted  gross  incomes of  $110,000  or more,  and  investors  filing as joint taxpayers  with modified  adjusted  gross incomes of $160,000 or more,  may find their participation in this IRA to be restricted.

COVERDELL EDUCATION SAVINGS ACCOUNTS

Coverdell Education Savings Accounts permit annual contributions of up to $2,000 per beneficiary (under age 18) to finance qualified education expenses,  subject to limitations based on the income status of the contributor.

SEP-IRAs

A special IRA program is  available  for  employers  under which  employers  may establish IRA accounts for their employees in lieu of establishing tax qualified retirement plans.  SEP-IRAs (Simplified Employee  Pension-IRA) free the employer of many of the  requirements  of  establishing  and  maintaining a tax qualified retirement plan.

If you are entitled to receive a distribution from a qualified  retirement plan, you may be  eligible to rollover  all or part of that  distribution  into an IRA with the Fund. Your rollover contribution is not subject to the limits on annual
IRA  contributions.  You can

                                       43

continue to defer federal  income taxes on your  contribution  and on any income that is earned on that contribution.

U.S.  Bank,  N.A.,  makes  available  its services as an IRA  Custodian for each shareholder account established as an IRA. For these services,  U.S. Bank, N.A., receives  an annual  fee of $15.00 per  account  with a cap of $30.00 per social security  number,  which fee is paid  directly to U.S.  Bank,  N.A.,  by the IRA shareholder.  If the fee is not paid by the date due,  shares of the Funds owned by the shareholder in the IRA account may be redeemed automatically for purposes of making the payment.  IRAs are subject to special  rules and  conditions  that must be reviewed by the investor when opening a new account.

 401(k) PLANS AND OTHER DEFINED CONTRIBUTION PLANS

Both self-employed individuals (including sole proprietorships and partnerships)
and  corporations  may  use  shares  of the  Funds  as a  funding  medium  for a retirement  plan  qualified  under the Internal  Revenue Code.  Such plans often allow participants to make annual pre-tax contributions, which may be matched by
their  employers  up  to  certain   percentages   based  on  the   participant's
pre-contribution earned income.

 403(b)(7) RETIREMENT PLANS

Schools,  hospitals,  and certain other tax-exempt organizations or associations may use shares of the Funds as a funding medium for a retirement  plan for their employees.  Contributions  are made to the 403(b)(7)  Plan as a reduction to the employee's  regular  compensation.  Such  contributions  are excludable from the gross income of the employee for federal  income tax purposes to the extent they
do  not  exceed  applicable   limitations   (including  a  generally  applicable
limitation of $15,000 beginning January 1, 2006).

                                       44

                DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Dividends and Distributions. Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to make a distribution at least  annually from its  investment  income net of expenses  incurred in the operation of the Fund and any  realized  capital  gains net of realized  capital losses.  A Fund may  distribute  such income  dividends  and capital  gains more frequently,  if  necessary,  in order to reduce or eliminate  federal  excise or income taxes on the Fund. The amount of any distribution will vary, and there is no  guarantee  a Fund  will pay  either an income  dividend  or a capital  gains distribution.

Expenses of the Funds,  including the investment management fees and 12b-1 fees, are accrued each day. Reinvestments of dividends and distributions in additional shares of a Fund will be made at the NAV determined on the payable date,  unless you elect to receive the  dividends  and/or  distributions  in cash. No interest will  accrue on amounts  represented  by  uncashed  distribution  or  redemption checks.  If you elect to receive  distributions  and  dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months,  the Funds reserve the right to reinvest the distribution  check in your account at the applicable Fund's then current NAV and to reinvest all subsequent distributions  in shares of the  applicable  Fund  until an  updated  address is received.  You may change your  election at any time by  notifying  the Funds in writing  thirty  days prior to the record  date.  Please call the Funds at (800)
799-2113 for more information.

Annual Statements.  Every January, you should receive a statement that shows the
tax  status  of   distributions   you  received  the  previous   calendar  year.
Distributions  declared in December to shareholders of record in such month, but paid in  January,  are taxable as if they were paid in  December.  The Funds may reclassify income after your tax reporting  statement is mailed to you. Prior to issuing your statement,  the Funds make every effort to search for  reclassified income to reduce the number of corrected forms mailed to shareholders.  However, when  necessary,  the Funds will send you a corrected  Form  1099-DIV to reflect reclassified information.

Avoid  "Buying a Dividend."  If you invest in a Fund  shortly  before the record date of a taxable  distribution,  the  distribution  will lower the value of the
Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

TAXES

Tax  Considerations.   In  general,   if  you  are  a  taxable  investor,   Fund
distributions  are taxable to you at either ordinary income or capital gains tax rates.  This is true whether you reinvest your  distributions in additional Fund shares or receive them in cash.

                                       45

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares.  A portion of income  dividends  designated  by a Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term capital gain rates,  provided certain holding period  requirements are met.

Sale or  Redemption  of Fund Shares.  A sale or  redemption  of Fund shares is a taxable event and,  accordingly,  a capital gain or loss may be recognized.  For tax  purposes,  an  exchange  of your  shares of one Fund for shares of the same class of the other Fund is the same as a sale.

Backup  Withholding.  By law,  if you do not  provide the Funds with your proper taxpayer identification number and certain required  certifications,  you may be subject to backup  withholding on any distributions of income,  capital gains or proceeds  from the sale of your shares.  The Funds also must withhold if the IRS instructs it to do so. When  withholding is required,  the amount will be 28% of any distributions or proceeds paid.

Other.  Fund  distributions  and gains  from the sale or  exchange  of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S.  withholding  at a 30% or lower treaty tax rate and U.S.  estate tax,  and are subject to special U.S. tax  certification  requirements  to avoid backup withholding and claim any treaty benefits.

THIS  DISCUSSION OF "DIVIDENDS,  CAPITAL GAINS  DISTRIBUTIONS  AND TAXES" IS NOT
INTENDED OR WRITTEN TO BE USED AS TAX ADVICE.  BECAUSE  EVERYONE'S TAX SITUATION
IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL,
OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUNDS.

                                       46

                              FINANCIAL HIGHLIGHTS

The financial  highlights  table is intended to help you  understand the All Cap
Value Fund's financial  performance for the past five years. Certain information reflects  financial  results for a single Fund share.  The total  returns in the table  represent  the rate that an  investor  would have  earned (or lost) on an
investment   in  the  Fund   (assuming   reinvestment   of  all   dividends  and
distributions).  The information for each of the fiscal periods has been audited by Ernst & Young LLP, whose report, along with the Fund's financial  statements, are  included  in the  annual  report  for  the  All  Cap  Value  Fund.  Further information  about  the  Fund's  performance  is  contained  in the  annual  and semi-annual reports, which are available upon request.

ADVISER CLASS
                                     For the      For the     For the      For the     For the      For the
                                      Year         Year         Year       Period        Year        Year
                                      Ended        Ended       Ended        Ended       Ended        Ended
                                     June 30,    June 30,     June 30,    June 30,     Aug. 31,    Aug. 31,
                                      2007         2006         2005       2004(4)       2003        2002

Net Asset Value - Beginning of       $17.39       $18.38        $18.09      $14.93       $12.66      $15.77
Period
Investment Operations:
Net investment income (loss)(1)        0.00         0.01         (0.05)      (0.03)       (0.05)      (0.07)
Net realized and unrealized
 gain (loss) on investments            4.47         0.99          0.62        3.19         2.32       (1.84)
Total from investment operations       4.47         1.00          0.57        3.16         2.27       (1.91)
Distributions from net realized
 gain on investments                  (1.37)       (1.99)        (0.28)       --           --         (1.20)
Net Asset Value - End of Period      $20.49       $17.39        $18.38      $18.09       $14.93      $12.66

Total Return                          26.48%        5.40%         3.18%      21.17%++     17.93%     (13.21)%
Ratios (to average net assets)/
Supplemental Data:
Expenses(2)                            1.44%        1.44%         1.42%       1.41%*       1.48%       1.43%
Net investment income (loss)           0.02%        0.06%        (0.28)%     (0.25)%*     (0.41)%     (0.46)%
Portfolio turnover rate(3)            79.57%       59.44%        68.46%      52.45%       79.55%      81.86%
Net assets at end of period (000    $304,952     $280,596     $413,800    $451,620     $350,583    $356,839
 omitted)

++   Not annualized.

*    Annualized.

(1)  Net investment  income (loss) per share  represents  net investment  income
     (loss) divided by the average shares outstanding throughout the period.

(2)  The expense ratio includes  dividends on short positions where  applicable.
     The ratio of dividends on short  positions  for the periods  ended June 30,
     2005,  August 31, 2003 and 2002 was 0.00%,  0.02% and 0.01%,  respectively.
     There were no dividends on short  positions  for the periods ended June 30,
     2007, June 30, 2006 and June 30, 2004.

(3)  Portfolio  turnover  is  calculated  on the  basis  of the  Fund as a whole without distinguishing between the classes of shares issued.

(4)  On April 29, 2004,  the Fund's Board  approved  changing the Fund's  fiscal year end to June 30.

                                       47

CLASS C
                                                                                   For the
                                       For the        For the        For the        Period       For the       For the
                                      Year Ended    Year Ended     Year Ended       Ended       Year Ended   Year Ended
                                       June 30,      June 30,       June 30,       June 30,      Aug. 31,     Aug. 31,
                                         2007          2006           2005         2004(4)         2003         2002

Net Asset Value -
Beginning of Period                       $16.37        $17.54         $17.40         $14.45       $12.34       $15.51
Investment Operations:
Net investment loss(1)                     (0.13)        (0.12)         (0.18)         (0.13)       (0.14)       (0.18)
Net realized and unrealized
 gain (loss) on investments                 4.18          0.94           0.60           3.08         2.25        (1.79)
Total from
 investment operations                      4.05          0.82           0.42           2.95         2.11        (1.97)
Distributions from net realized
 gain on investments                       (1.37)        (1.99)         (0.28)         --            --          (1.20)
Net Asset Value - End of Period           $19.05        $16.37         $17.54         $17.40       $14.45       $12.34
Total Return++                             25.53%         4.59%          2.43%         20.42%*      17.10%      (13.86)%
Ratios (to average net assets)/
Supplemental Data:
Expenses(2)                                 2.19%         2.19%          2.17%          2.16%**      2.23%        2.18%
Net investment loss                        (0.73)%       (0.69)%        (1.03)%        (1.00)%**    (1.16)%      (1.21)%
Portfolio turnover rate(3)                 79.57%        59.44%         68.46%         52.45%       79.55%       81.86%
Net assets at end of
 period (000 omitted)                 $1,508,138   $1,355,960      $1,473,175     $1,556,190   $1,194,726   $1,020,455

++   Total returns do not reflect any deferred sales charge for Class C Shares.

*    Not annualized.

**   Annualized.

(1)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(2)  The expense ratio includes  dividends on short positions where  applicable.
     The ratio of dividends on short  positions  for the periods  ended June 30,
     2005,  August 31, 2003 and 2002 was 0.00%,  0.02% and 0.01%,  respectively.
     There were no dividends on short  positions  for the periods ended June 30,
     2007, June 30, 2006 and June 30, 2004.

(3)  Portfolio  turnover  is  calculated  on the  basis  of the  Fund as a whole without distinguishing between the classes of shares issued.

(4)  On April 29, 2004,  the Fund's Board  approved  changing the Fund's  fiscal year end to June 30.

                                       48

The financial  highlights table is intended to help you understand the Strategic
Opportunities  Fund's  financial  performance  for the  period  since  the  Fund commenced  operations  on  November  1,  2006  through  June 30,  2007.  Certain information  reflects  financial  results  for a single  Fund  share.  The total returns in the table  represent the rate that an investor  would have earned (or lost) on an investment in the Fund (assuming  reinvestment  of all dividends and distributions). The information for the fiscal period presented has been audited by Ernst & Young LLP, whose report, along with the Fund's financial  statements, are included in the annual report for the Strategic  Opportunities Fund. Further information  about  the  Fund's  performance  is  contained  in the  annual  and semi-annual reports, which are available upon request.

CLASS A
                                     For the
                                     Period
                                     Nov. 1,
                                     2006(1)
                                     through
                                    June 30,
                                      2007

Net Asset Value -                    $10.00
Beginning of Period
Investment Operations:
Net investment income (2)              0.03
Net realized and unrealized
 gain on investments                   1.91
Total from investment operations       1.94

Net Asset Value - End of Period      $11.94

Total Return++                        19.40%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of Expenses:
Before expense waiver and/or         3.21%**
 reimbursement
After expense waiver and/or          1.60%**
 reimbursement
Ratio of net investment income
(loss):
Before expense waiver and/or          (1.15)%**
 reimbursement
After expense waiver and/or
 reimbursement                        0.46%**
Portfolio turnover rate(3)           19.09%
Net assets at end of period (000
omitted)                             $8,647

++   Total return does not reflect any sales charge for Class A shares.

*    Not annualized.

**   Annualized.

(1)  Commencement of operations.

(2)  Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(3)  Portfolio  turnover  is  calculated  on the  basis  of the  Fund as a whole without distinguishing between the classes of shares issued.

                                       49

CLASS C
                                     For the
                                     Period
                                     Nov. 1,
                                     2006(1)
                                     through
                                    June 30,
                                      2007

Net Asset Value -                    $10.00
Beginning of Period
Investment Operations:
Net investment loss(2)                (0.02)
Net realized and unrealized
 gain on investments                   1.94
Total from investment operations       1.92
Net Asset Value - End of Period      $11.92

Total Return++                        19.20%*
Ratios (to average net assets)/
Supplemental Data:
Ratio of Expenses:
Before expense waiver and/or           3.96%**
 reimbursement
After expense waiver and/or
 reimbursement                         2.35%**
Ratio of net investment loss:
Before expense waiver and/or          (1.90%)**
 reimbursement
After expense waiver and/or
 reimbursement                        (0.29%)**
Portfolio turnover                    19.09%
Net assets at end of period (000
omitted)                             $8,021

++   Total return does not reflect any deferred sales charge for Class C shares.

*    Not annualized.

**   Annualized.

(1)  Commencement of operations.

(2)  Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

(3)  Portfolio  turnover  is  calculated  on the  basis  of the  Fund as a whole without distinguishing between the classes of shares issued.

                                       50

                                The Olstein Funds

                        PRIVACY AND HOUSEHOLDING POLICIES

Privacy Policy
The Olstein  Funds  recognize  and respect  your  privacy  expectations.  We are providing  a copy  of  our  privacy  policy  to you as  notice  of the  type  of information  we may  collect  about you in the  normal  course of  business,  or otherwise,  and the  circumstances in which that information may be disclosed to others.

We generally collect the following non-public personal information about you:

     |X|  Information included in or on your account  application,  other forms, correspondence or conversations,  including,  but not limited to, your name,  address,  telephone  number,  social security  number,  assets, income and date of birth; and

     |X|  Information about your transactions with us, our affiliates or others, including,  but not  limited  to,  your  account  number and  balance, payments history, parties to transactions,  cost basis information and other financial information.

We do not  disclose any  non-public  personal  information  about our current or former shareholders to non-affiliated third parties, except as permitted by law.
WE MAY SHARE  INFORMATION  WITH  THOSE  COMPANIES  ESSENTIAL  FOR US TO  PROVIDE
SHAREHOLDERS  WITH NECESSARY OR USEFUL  SERVICES WITH RESPECT TO THEIR ACCOUNTS.
For example,  we are permitted by law to disclose the information we collect, as described above, to our transfer agent in order to process your transactions.

We restrict access to your non-public personal  information to those persons who require  such  information  to provide  products or services to you. We maintain physical,  electronic,  and  procedural  safeguards  that  comply  with  federal standards to guard your non-public personal information.

In  the  event  that  you  hold  shares  of  the  Fund(s)  through  a  financial intermediary,  including,  but not  limited to, a  broker-dealer,  bank or trust company, the privacy policy of your financial intermediary would govern how your non-public  personal  information  would be  shared  with  non-affiliated  third parties.

Householding Notice
In order to reduce  expenses,  we will deliver a single copy of prospectuses and financial  reports to shareholders with the same residential  address,  provided they have the same last name or we reasonably  believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these  materials  for as long as you  remain  a  shareholder  in The
Olstein Funds.  If you would like to receive  individual  mailings,  please call
(800) 799-2113 and you will be sent a separate copies of these materials.

              THIS PRIVACY POLICY IS NOT A PART OF THIS PROSPECTUS.

                      [This Page Intentionally Left Blank]

                                THE OLSTEIN FUNDS

                         The Olstein All Cap Value Fund
                  (formerly, The Olstein Financial Alert Fund)

                    The Olstein Strategic Opportunities Fund

                              4 Manhattanville Road
                               Purchase, NY 10577

FOR MORE INFORMATION

You may obtain the following and other information on the Funds, free of charge, upon request:

o    Annual and Semi-Annual Reports to Shareholders
     The  annual  and  semi-annual  reports  provide  each  Fund's  most  recent financial  report and  portfolio  listings.  The annual  report  contains a discussion of the market conditions and investment strategies that affected each Fund's performance during its last fiscal year. The Fund's most recent
     Annual and Semi-Annual  Reports to Shareholders are available on the Funds'
     website  free  of  charge  at  www.olsteinfunds.com  or  by  calling  (800)
     799-2113.

o    Statement of Additional Information ("SAI") dated October 31, 2007
     The SAI contains additional information about the Funds and is incorporated by reference into this  Prospectus.  The Funds' current SAI is available on the Funds'  website free of charge at  www.olsteinfunds.com,  or by calling
     (800) 799-2113.

Inquiries may be made to the following:

Telephone:
   (800) 799-2113

Mail:
   [Name of Fund] [Name of Class]
   c/o U.S. Bancorp Fund Services, LLC
   P.O. Box 701
   Milwaukee, WI 53201-0701

Internet:
   www.olsteinfunds.com

SEC:
Information  about the Funds  (including  the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation
of  the  Public   Reference   Room  may  be  obtained  by  calling  the  SEC  at
1-202-551-8090.  Reports and other  information about the Funds are available on the EDGAR  Database on SEC's website at  http://www.sec.gov,  and copies of this information  may be obtained,  after  paying a  duplicating  fee, by  electronic request at the following  email address:  publicinfo@sec.gov,  or by writing the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File Number: 811-09038

                                THE OLSTEIN FUNDS

                         The Olstein All Cap Value Fund
                  (formerly, The Olstein Financial Alert Fund)

                    The Olstein Strategic Opportunities Fund

                       STATEMENT OF ADDITIONAL INFORMATION
                              Adviser Class Shares
                                 Class A Shares
                                 Class C Shares

                                October 31, 2007

Information  about the Funds is included in their  Prospectus  dated October 31,
2007,  which may be  obtained  without  charge  from the Funds by writing to the address or calling the telephone  number listed below. The Olstein All Cap Value
Fund offers  Adviser  Class  shares and Class C shares.  The  Olstein  Strategic
Opportunities Fund offers Class A shares and Class C shares. Shares of the Funds are offered  directly to the public and through  "financial  advisers,"  such as brokers, dealers, banks (including bank trust departments), investment advisers, financial  planners  or  retirement  plan  administrators  and  other  financial intermediaries.  Foreign investors  generally are not permitted to invest in the
Funds. No investment in shares of the Funds should be made without first reading the Prospectus.  Information from the Annual Report has been  incorporated  into
this  Statement  of  Additional   Information  by  reference.   The  Annual  and
Semi-Annual Reports contain additional  performance  information and they may be obtained free of charge from the address and telephone number below.

                               INVESTMENT MANAGER
                                 AND DISTRIBUTOR

                        Olstein Capital Management, L.P.
                              4 Manhattanville Road
                               Purchase, NY 10577
                                 1-800-799-2113

This Statement of Additional  Information is not a Prospectus and should be read in conjunction with the Funds'  Prospectus dated October 31, 2007. Please retain this Statement of Additional Information for future reference.

                         THE OLSTEIN ALL CAP VALUE FUND
                    THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

                         ORGANIZATION AND CLASSIFICATION

Organization

     The Olstein  All Cap Value Fund (the "All Cap Value  Fund") and The Olstein
Strategic Opportunities Fund (the "Strategic  Opportunities Fund") are series of
The Olstein Funds (the  "Trust"),  which is an open-end,  management  investment company.  Each Fund offers two classes of shares,  the All Cap Value Fund offers
Adviser  Class shares and Class C shares and the  Strategic  Opportunities  Fund offers  Class A shares and Class C shares.  On October  31,  2006,  The  Olstein
Financial  Alert Fund  changed its name to The  Olstein All Cap Value Fund.  The
Trust was  organized as a Delaware  statutory  trust (a form of entity  formerly known as a Delaware business trust) on March 31, 1995.

Classification

     For purposes of the  Investment  Company Act of 1940, as amended (the "1940
Act"),  the All Cap Value Fund is classified as a  "diversified"  fund,  and the
Strategic   Opportunities  Fund  is  classified  as  a  "non-diversified"  fund.
Diversified  funds are  limited  by the 1940 Act with  regard to the  portion of their  assets that may be  invested  in the  securities  of a single  issuer.  A non-diversified  fund is not so limited.  To the extent  that a  non-diversified fund  invests  increasing  amounts of its total  assets in the  securities  of a particular  issuer,  its  exposure to the risks  associated  with that issuer is increased. Because a non-diversified fund may invest only in a limited number of issuers,  the  performance  of the  particular  securities  in its portfolio may adversely  affect the  performance  of the fund or  subject  the fund to greater price volatility than that experienced by a diversified fund.

                         INVESTMENT STRATEGIES AND RISKS

THE OLSTEIN INVESTMENT PHILOSOPHY

     Each Fund is managed in  accordance  with the Olstein  Capital  Management,
L.P.  (formerly  Olstein & Associates,  L.P.) ("OCM" or  "Olstein"))  investment philosophy.  The Olstein investment  philosophy is a value-oriented  approach to investing that relies on a detailed analysis of a company's financial statements and related  disclosures in an effort to identify  undervalued  companies.  This philosophy is the  foundation  upon which the management of both Funds is based.
Each  Fund  seeks to  achieve  its  objectives  by making  investments  selected according to its investment policies and restrictions.

THE ALL CAP VALUE FUND

     The All Cap Value Fund's primary investment  objective is long-term capital appreciation and its secondary objective is income. The All Cap Value Fund seeks to achieve its  investment  objectives  by investing  primarily in a diversified portfolio of common stocks that OCM believes are significantly undervalued.  The
All Cap Value  Fund  invests in  companies  without  regard to whether  they are conventionally categorized as small, medium or large capitalization.

THE STRATEGIC OPPORTUNITIES FUND

     The  Strategic   Opportunities   Fund's  primary  investment  objective  is
long-term  capital  appreciation  and its  secondary  objective  is income.  The
Strategic  Opportunities  Fund seeks to achieve  its  investment  objectives  by investing  primarily in the common stocks of small- and mid-sized companies that
OCM believes are selling at a significant discount to the manager's  proprietary cash  flow-based  calculation  of private  market  value.  For  purposes of this investment  policy,  the Fund considers  "small- and mid-sized  companies" to be companies  with market  capitalization  values  (share price  multiplied  by the number of shares of common stock  outstanding)  within the range  represented in the Russell 2500TM Index.  The Russell 2500TM Index measures the  performance of the  2,500  smallest  companies  in  the  Russell  3000(R)Index  and  represents
approximately   16%  of  the  total   market   capitalization   of  the  Russell
3000(R)Index.  As of August 31, 2007, the average market  capitalization  of the companies in the Russell  2500TM Index was  approximately  $2.763  billion;  the median market  capitalization  of the companies in the Russell  2500TM Index was approximately $870 million; the smallest company in the Russell 2500TM Index had a market  capitalization of approximately $27 million and the largest company in the Russell 2500TM Index had a market  capitalization  of  approximately  $8.291 billion. In addition, the Strategic  Opportunities Fund may employ a distinctive approach that involves  engaging as an activist investor in situations where OCM perceives  that  such an  approach  is  likely  to add  value to the  investment process.  The Fund may be an activist investor in only a few holdings at any one time, and may not be an activist investor in any holdings from time to time.

BOTH FUNDS

     In addition to the  securities and financial  instruments  described in the
Funds'  Prospectus,  each Fund is authorized to employ certain other  investment strategies  and to invest in certain  other types of  securities  and  financial instruments.  This Statement of Additional  Information ("SAI") contains further
information   concerning  the  techniques  and  operations  of  the  Funds,  the securities  in which each Fund may invest,  and the policies  each Fund follows.
Unless  otherwise  noted,  set  forth  below  are  descriptions  of the types of investment  strategies that each Fund may utilize from time to time, the various types of securities and other  instruments in which each Fund may invest and the risks associated with each.

Primary Investment - Common Stock

     Each Fund will invest  primarily  in common  stocks that OCM  believes  are undervalued. Common stock is defined as shares of a corporation that entitle the holder to a pro rata share of the profits of the corporation,  if any, without a preference  over any  other  shareholder  or class  of  shareholders,  including holders of the  corporation's  preferred  stock and other senior equity.  Common stock  usually  carries with it the right to vote and  frequently,  an exclusive right to do so.

Preferred Stock

     Generally,  preferred stock receives  dividends prior to  distributions  on common stock and  preferred  stockholders  usually have a priority of claim over common  stockholders  if the issuer of the stock is  liquidated.  Unlike  common stock,  preferred  stock usually does not have voting rights;  however,  in some instances,  preferred  stock is  convertible  into common stock.  In order to be payable,  dividends on preferred stock must be declared by the issuer's board of directors.  Dividends on the typical  preferred  stock are  cumulative,  causing dividends  to accrue even if not declared by the board of  directors.  There is, however, no assurance that dividends will be declared by the boards of directors of issuers of the preferred stocks in which a Fund invests.

Convertible Securities

     Traditional  convertible  securities  include  corporate  bonds,  notes and preferred  stocks that may be converted into or exchanged for common stock,  and other  securities  that also provide an  opportunity  for equity  participation.
These securities are generally  convertible either at a stated price or a stated
rate  (that is,  for a  specific  number  of  shares  of  common  stock or other security).

     As with other fixed income securities,  the price of a convertible security to  some  extent  varies  inversely  with  interest  rates.  Income  streams  of convertible  securities are generally  higher in yield than the income derivable from a common  stock,  but lower than that  afforded by a  non-convertible  debt security.  While providing a fixed-income  stream,  a convertible  security also affords  the  investor  an  opportunity,  through  its  conversion  feature,  to participate  in the capital  appreciation  of the common  stock into which it is convertible.  As the  market  price of the  underlying  common  stock  declines, convertible  securities  tend to trade  increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a  convertible  security  tends to rise as a  reflection  of the value of the underlying  common stock.  To obtain such a higher yield, a Fund may be required to pay for a  convertible  security  an  amount  greater  than the  value of the underlying  common stock.  Common stock acquired by a Fund upon  conversion of a convertible  security will generally be held for as long as OCM anticipates such stock will provide the Fund with  opportunities  which are  consistent  with the
Fund's investment objectives and policies.

Foreign Investments

     Each  Fund may  invest  in  foreign  securities  which  are  traded in U.S.
dollars.  Additionally,  each  Fund may make  foreign  investments  through  the purchase and sale of  sponsored  or  unsponsored  American  Depositary  Receipts
("ADRs").  ADRs are receipts  typically  issued by a U.S.  bank or trust company
that  evidence   ownership  of  underlying   securities   issued  by  a  foreign
corporation. Generally, ADRs in registered form are designed for use in the U.S.
securities markets.  The Funds may purchase ADRs whether they are "sponsored" or
"unsponsored." Sponsored ADRs are issued jointly by the issuer of the underlying
security  and  a  depositary,   whereas  unsponsored  ADRs  are  issued  without
participation  of the issuer of the deposited  security.  Holders of unsponsored
ADRs  generally  bear all the costs of such  facilities.  The  depositary  of an unsponsored facility frequently is under no obligation to distribute shareholder communications  received  from the issuer of the  deposited  security or to pass through  voting  rights  to the  holders  of such  receipts  in  respect  to the deposited  securities.  Therefore,  there  may  not  be  a  correlation  between information  concerning  the issuer of the  security  and the market value of an unsponsored  ADR. ADRs may result in a withholding tax by the foreign country of source,  which  will  have  the  effect  of  reducing  the  income  that  may be distributed to shareholders.

     Investments  in such foreign  investments  may involve  greater  risks than investments in domestic securities. Foreign issuers are not generally subject to uniform accounting,  auditing and financial  reporting  standards  comparable to those of U.S.  public  companies.  Also,  there is  generally  less  information
available  to  the  public  about  non-U.S.   companies.  In  addition,  foreign
investments  may include risks  related to legal,  political  and/or  diplomatic actions of foreign governments. These include imposition of withholding taxes on interest and dividend income payable on the securities held, possible seizure or nationalization  of  foreign  deposits,  limited  legal  remedies  available  to investors,  and  establishment  of exchange  controls  or the  adoption of other foreign  governmental  restrictions  which might adversely affect the value of a foreign  issuer's stock.  Each Fund is authorized to invest up to 20% of its net assets in ADRs and foreign securities traded in U.S. dollars.

Warrants

     The Funds may invest in warrants, and acquire warrants in units or attached to securities.  A warrant is an instrument  issued by a corporation  which gives the holder the right to subscribe to a specified  amount of the issuer's capital stock at a set price for a specified period of time.

Short Sales

     The All Cap Value Fund may engage in short sales.  If the Fund  anticipates that the price of a security  will decline,  it may sell the security  short and borrow the same  security  from a broker or other  institution  to complete  the sale.  The Fund may realize a profit or loss  depending  upon whether the market price of a security  decreases or  increases  between the date of the short sale and the date on which the Fund must replace the borrowed security.  As a hedging technique,  the Fund may purchase  options to buy  securities  sold short by the
Fund. Such options would lock in a future purchase price and protect the Fund in case of an  unanticipated  increase in the price of a security sold short by the
Fund.  The Fund has no obligation  to hedge its short sales.  Short selling is a technique  that may be  considered  speculative  and  involves  risk  beyond the initial capital necessary to secure each transaction. In addition, the technique could result in higher operating costs for the Fund and have adverse tax effects for the investor. Investors should consider the risks of such investments before investing in the Fund.

     Whenever  the Fund  effects a short sale,  it will set aside in  segregated accounts cash,  U.S.  Government  Securities or other liquid assets equal to the difference between:

     (a)  the market value of the securities sold short; and
     (b)  any cash or U.S.  Government  Securities  required to be  deposited as collateral  with the broker in connection with the short sale (but not including the proceeds of the short sale).

     Until the Fund replaces the security it borrowed to make the short sale, it must  maintain  daily the  segregated  account  at such  levels  that the amount deposited in it plus the amount  deposited  with the broker as  collateral  will equal the current market value of the securities sold short.

     The value of the securities of any one issuer which the Fund has sold short may not exceed the lesser of 2% of the Fund's net assets or 2% of the securities of such class of any issuer's securities.  In addition, short sales will only be made in those securities that are listed on a national securities exchange. When added  together,  no more than 25% of the value of the  Fund's  total net assets will be:

     o    deposited  as  collateral  for the  obligation  to replace  securities borrowed to effect short sales; and
     o    allocated to segregated accounts in connection with short sales.

Options

     Generally,  each Fund will only purchase  options for hedging  purposes and not for speculation.  In this regard,  each Fund will only purchase call options on  underlying  securities  that are sold  short by such Fund.  Purchasing  call options  allows a Fund to hedge  against an increase in the price of  securities that are sold short by the Fund,  by locking in a future  purchase  price.  Such options on securities  will  generally be held no longer than a Fund maintains a short position in the underlying security.

     The  purchase  of  call  options  gives  a Fund  the  right,  but  not  the obligation, to buy (call) a security at a fixed price during a specified period.
When purchasing call options, a Fund pays a non-refundable  premium to the party who sells (writes) the option.  This practice allows a Fund to protect itself in the event of an  unexpected  increase  in the price of a  security  sold  short.
Premiums paid by a Fund in connection  with option  purchases will not exceed 5%
of the Fund's net assets.  Following  the purchase of a call option,  a Fund may liquidate its position by entering into a closing  transaction in which the Fund sells an option of the same series as previously purchased.

     The success of  purchasing  call  options for hedging  purposes  depends on
OCM's  judgment  and ability to predict the movement of stock  prices.  There is generally an imperfect  correlation  between  options and the  securities  being hedged.  If  OCM  correctly  anticipates  the  direction  of  the  price  of the underlying  security  that is the  subject of the hedge,  the option will not be exercised,  and any premium paid for the option may lower a Fund's return. If an option position is no longer needed for hedging  purposes,  it may be closed out by selling an option of the same series  previously  purchased.  There is a risk that a liquid secondary market may not exist and a Fund may not be able to close out an option position, and therefore would not be able to offset any portion of the premium paid for that option. The risk that a Fund will not be able to close out an options contract will be minimized  because the Fund will only enter into options  transactions  on a national  securities  exchange  and for which  there appears to be a liquid  secondary  market. A Fund has no obligation to engage in hedging.

Cash and Short-Term Investments

     Each Fund may invest a portion of its assets in short-term  debt securities
(including repurchase  agreements) of corporations,  the U.S. Government and its agencies  and  instrumentalities  and banks and finance  companies.  A Fund will select cash and  short-term  investments  when such  securities  offer a current market rate of return that the Fund considers reasonable in relation to the risk
of  the  investment,   and  the  issuer  can  satisfy   suitable   standards  of
creditworthiness  set by the Fund.  Each Fund also may  invest a portion  of its assets in shares issued by money market mutual funds.  Cash equivalent  holdings may be in any currency  (although such holdings may not constitute "cash or cash equivalents" for tax diversification  purposes under the Internal Revenue Code).
When OCM believes that suitable  undervalued common stocks are not available,  a
Fund  may  invest  all or a  portion  of  its  assets  in  cash  and  short-term investments and pursue its secondary objective of income.

Repurchase Agreements

     When a Fund enters into a repurchase  agreement,  it  purchases  securities from a bank,  broker or dealer which  simultaneously  agrees to  repurchase  the securities at a mutually  agreed upon time and price,  thereby  determining  the yield during the term of the  agreement.  As a result,  a  repurchase  agreement provides a fixed rate of return  insulated from market  fluctuations  during the term of the agreement.  The term of a repurchase  agreement  generally is short, possibly  overnight  or for a few days,  although it may extend over a number of months (up to one year) from the date of  delivery.  Repurchase  agreements  are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be
fully  collateralized  and  the  collateral  will  be  marked-to-market   daily.
Investments  in  repurchase  agreements  that do not mature in seven days may be considered illiquid securities.

Illiquid Securities

     The All Cap  Value  Fund may  invest up to 10% of its net  assets,  and the
Strategic  Opportunities  Fund  may  invest  up to  15% of its  net  assets,  in
securities  that  may  be  considered  illiquid.   Illiquid  securities  include
securities  with  contractual  restrictions  on  resale,  repurchase  agreements maturing in more than seven days, and other  securities  that may not be readily marketable.  Liquidity refers to the ability of the Fund to sell a security in a timely manner at a price that reflects the value of that security.  The relative illiquidity of some of a Fund's  securities may adversely  affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times  when  it may be  necessary  or  advantageous  for the  Fund to  liquidate portfolio securities.  Certain securities in which a Fund may invest are subject to legal or contractual  restrictions as to resale and therefore may be illiquid by their terms.

Equity Swap Agreements

     Either Fund also may enter into equity swap  agreements  for the purpose of attempting to obtain a desired return or exposure to certain  equity  securities or equity indices in an expedited  manner or at a lower cost to the Fund than if the Fund had invested  directly in such  securities and,  indirectly,  to better manage the Fund's ability to experience  taxable gains or losses in an effort to maximize the after-tax returns for shareholders.

     Swap  agreements  are  two-party   contracts   entered  into  primarily  by
institutional  investors  for periods  ranging from a few weeks to more than one year. In a standard swap transaction,  two parties agree to exchange the returns
(or  differentials  in return)  earned or realized on  particular  predetermined investments  or  instruments.  The gross  returns to be  exchanged  or "swapped"
between  the  parties  are  generally  calculated  with  respect to a  "notional amount,"  i.e.,  the return on, or  increase  in value of, a  particular  dollar
amount   invested  in  a  "basket"  of   particular   securities  or  securities
representing  a particular  index.  Forms of swap  agreements  include equity or index  caps,  under  which,  in return for a premium,  one party  agrees to make payments  to the other to the  extent  that the return on  securities  exceeds a specified rate, or "cap";  equity or index floors,  under which, in return for a premium,  one party agrees to make  payments to the other to the extent that the return on securities  fall below a specified  level,  or "floor";  and equity or index  collars,  under which a party  sells a cap and  purchases a floor or vice versa in an attempt to protect itself against movements  exceeding given minimum or maximum levels.  Parties may also enter into bilateral swap agreements  which obligate  one  party to pay the  amount of any net  appreciation  in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

     The  "notional  amount" of the swap  agreement  is only a fictive  basis on which to calculate the  obligations  that the parties to a swap  agreement  have agreed to exchange.  Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis."  Consequently, a Fund's current  obligations (or rights) under a swap agreement  generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net  amount").  A Fund's  current  obligations  under a swap  agreement will be accrued  daily  (offset  against  amounts  owed to the Fund) and any accrued but unpaid  net  amounts  owed  to a  swap  counterparty  will  be  covered  by  the maintenance  of a segregated  account  consisting of liquid assets such as cash,
U.S.  Government  securities,  or high  grade  debt  obligations,  to avoid  any potential leveraging of the Fund's portfolio.  A Fund will not enter into a swap agreement  with any single party if the net amount owed or to be received  under existing contracts with that party would exceed 5% of the Fund's net assets.

     Whether a Fund's use of swap  agreements  will be  successful in furthering its  investment  objective  will  depend on OCM's  ability to predict  correctly whether  certain types of investments are likely to produce greater returns than other  investments.  Because they are  two-party  contracts and because they may have terms of greater than seven days,  swap  agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received  under a swap  agreement in the event of the default or bankruptcy of a swap agreement counterparty. OCM will cause a Fund to enter into swap agreements only with  counterparties that would be eligible for consideration as repurchase agreement  counterparties  under the  Fund's  repurchase  agreement  guidelines.
Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements.

Investments in Investment Companies and Exchange Traded Funds

     The All Cap  Fund is  permitted  to  invest  in other  open-end  investment companies that operate as money market funds. The Strategic  Opportunities  Fund is  permitted  to  invest in other  investment  companies,  including  open-end, closed-end  or  unregistered  investment  companies,  or exchange  traded  funds
("ETFs").  The  Funds'  ability  to invest in  investment  companies  or ETFs is limited  by  percentage  limits  set  forth in the  1940  Act,  rules or  orders thereunder,  and U.S.  Securities  and  Exchange  ("SEC")  staff  interpretation thereof,  or without  regard to percentage  limits in connection  with a merger, reorganization,  consolidation  or other  similar  transaction.  By investing in other  investment  companies  or ETFs, a Fund  indirectly  pays a portion of the expenses and brokerage costs of these companies as well as its own expenses.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted certain investment  restrictions in addition to those discussed  in  the  Prospectus.  Some  of  these  restrictions  are  fundamental policies,  and cannot be changed as to a Fund without the approval of a majority of the outstanding  voting  securities (as defined in the 1940 Act) of the Fund.
Restrictions  that are  non-fundamental  policies may be changed by the Board of
Trustees of the Trust without the need for shareholder approval.

     As long as  percentage  restrictions  are observed by a Fund at the time it purchases  any  security,  changes in values of  particular  Fund  assets or the assets of the Fund as a whole will not cause a violation of any of the following fundamental or non-fundamental restrictions.

FUNDAMENTAL RESTRICTIONS

All Cap Value Fund

     As a matter of fundamental policy, the All Cap Value Fund will not:

     1.   as to 75% of the All Cap Value Fund's total  assets,  invest more than
          5% of its  total  assets in the  securities  of any one  issuer  (this limitation  does not  apply to cash and  cash  items,  or  obligations issued or guaranteed by the United States Government,  its agencies or instrumentalities, or securities of other investment companies);

     2.   purchase more than 10% of the voting  securities,  or more than 10% of any class of  securities,  of any one  issuer;  for  purposes  of this restriction,  all outstanding fixed income securities of an issuer are considered as one class;

     3.   make short sales of  securities  in excess of 25% of the All Cap Value
          Fund's total assets or purchase  securities  on margin except for such short-term credits as are necessary for the clearance of transactions;

     4.   purchase or sell commodities or commodity contracts;

     5.   make loans of money or securities, except:

          o    by the purchase of fixed income  obligations in which the All Cap
               Value Fund may invest  consistent  with its investment  objective and policies; or
          o    by   investment  in  repurchase   agreements   (see   "Investment
               Strategies and Risks");

     6.   borrow money, except that the All Cap Value Fund may borrow from banks in the following cases:

          o    for  temporary or  emergency  purposes not in excess of 5% of the
               All Cap Value Fund's net assets, or
          o    to meet  redemption  requests  that might  otherwise  require the untimely disposition of portfolio securities,  in an amount up to
               33 1/3% of the value of the All Cap Value  Fund's  net  assets at the time the borrowing was made;

     7.   pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets, but only to secure  borrowings  authorized  in  the  preceding  restriction;  this restriction  does not limit the authority of the All Cap Value Fund to maintain accounts for short sales of securities;

     8.   purchase the securities of any issuer, if, as a result,  more than 10%
          of the value of the All Cap Value  Fund's net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in any combination of securities for which  there  are  no  readily  available  market  quotations,  or  in repurchase agreements maturing in more than seven days;

     9.   engage in the underwriting of securities except insofar as the All Cap
          Value Fund may be deemed an  underwriter  under the  Securities Act of
          1933 in disposing of a portfolio security;

     10.  purchase or sell real estate or interests in real estate,  although it may  purchase  securities  of  issuers  which  engage  in real  estate operations and may purchase and sell  securities  which are secured by interests in real estate; therefore, the All Cap Value Fund may invest
          in  publicly-held   real  estate   investment   trusts  or  marketable
          securities of companies which may represent indirect interests in real estate such as real estate limited  partnerships which are listed on a national  exchange,  however,  the All Cap Value  Fund will not invest more than 10% of its assets in any one or more real estate  investment trusts; and

     11.  invest  more than 25% of the value of the All Cap Value  Fund's  total assets in one particular  industry;  for purposes of this  limitation, utility  companies will be divided  according to their services (e.g., gas,  electric,  water and  telephone)  and each will be  considered a separate  industry;  this restriction does not apply to investments in
          U.S. Government securities, and investments in certificates of deposit and bankers'  acceptances  are not considered to be investments in the banking industry.

Strategic Opportunities Fund

     As a matter of fundamental  policy,  the Strategic  Opportunities Fund will not:

     1.   borrow money or issue senior  securities,  except as the 1940 Act, any rule thereunder,  or SEC staff interpretation thereof, may permit. The following  sentence is intended  to  describe  the current  regulatory limits  relating to senior  securities and borrowing  activities  that apply to  mutual  funds and the  information  in the  sentence  may be changed  without  shareholder  approval to reflect legal or regulatory changes.  The Strategic  Opportunities Fund may borrow up to 5% of its total  assets for  temporary  purposes and may also borrow from banks, provided  that if borrowings  exceed 5%, the  Strategic  Opportunities
          Fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the Strategic Opportunities Fund's other assets.  The effect of this  provision is to allow the Strategic
          Opportunities  Fund to borrow from banks  amounts up to one-third  (33
          1/3%) of its total assets  (including those assets  represented by the borrowing);

     2.   underwrite the securities of other issuers,  except that the Strategic
          Opportunities   Fund  may  engage  in   transactions   involving   the
          acquisition,  disposition or resale of its portfolio securities, under circumstances  where it may be considered to be an  underwriter  under the Securities Act of 1933;

     3.   purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Strategic  Opportunities  Fund from  investing in issuers which invest, deal or otherwise engage in transactions in real estate or  interests  therein,  or investing  in  securities  that are secured by real estate or interests therein;

     4.   make  loans,  provided  that this  restriction  does not  prevent  the
          Strategic   Opportunities   Fund  from  purchasing  debt  obligations,
          entering   into   repurchase   agreements,   loaning   its  assets  to
          broker-dealers  or  institutional  investors  and  investing in loans, including assignments and participation interests;

     5.   make investments that will result in the  concentration  (as that term may be defined in the 1940 Act, any rules or orders thereunder, or SEC staff  interpretation  thereof) of its total assets in  securities  of
          issuers  in  any  one  industry  (other  than  securities   issued  or
          guaranteed  by  the  U.S.   Government  or  any  of  its  agencies  or
          instrumentalities  or securities of other investment  companies).  The following  sentence is intended to describe the current  definition of concentration  and the  information  in the  sentence  may be  changed without  shareholder  approval to reflect legal or regulatory changes.
          Currently,  to  avoid  concentration  of  investments,  the  Strategic
          Opportunities Fund may not invest more than 25% of its total assets in securities  of  issuers in any one  industry  (other  than  securities issued or guaranteed by the U.S.  Government or any of its agencies or instrumentalities or securities of other investment companies); and

     6.   purchase or sell commodities as defined in the Commodity Exchange Act, as amended, and the rules and regulations thereunder,  unless acquired as a result of  ownership  of  securities  or other  instruments,  and
          provided  that  this   restriction  does  not  prevent  the  Strategic
          Opportunities  Fund from engaging in  transactions  involving  futures contracts  and options  thereon or  investing in  securities  that are secured by physical commodities.

NON-FUNDAMENTAL RESTRICTIONS

     Non-fundamental  policies  may be changed by the Trust's  Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the All Cap
Value Fund may not:

     (a)  purchase oil, gas or other mineral leases, rights or royalty contracts or  exploration  or  development  programs,  except  that the Fund may invest in the securities of companies  which invest in or sponsor such programs;

     (b)  invest for the purpose of exercising  control or management of another company;

     (c)  invest in securities  of any open-end  investment  company,  except in connection with a merger,  reorganization or acquisition of assets and except that the Fund may purchase  securities  of money market  mutual funds,  but such  investments in money market mutual funds may be made only in accordance  with the  limitations  imposed by the 1940 Act and the rules thereunder, as amended;

     (d)  invest more than 5% of its total  assets in  securities  of  companies having a record, together with predecessors,  of less than three years of  continuous  operation;  this  limitation  shall  not apply to U.S.
          Government securities; and

     (e)  invest  more  than  20% of its  total  assets  (measured  at  time  of investment)  in depositary  receipts  evidencing  ownership of foreign securities or in foreign securities traded on U.S. exchanges.

                               PORTFOLIO TURNOVER

     Although the primary objective of each Fund is to achieve long-term capital appreciation,  the  Funds  may  sell  securities  to  recognize  gains  or avoid potential  for loss  without  regard to the time they have been held.  Each Fund intends  to  follow a  strict  "buy and  sell  discipline"  under  which it will purchase or sell  securities  whenever the Fund's value  criteria are met.  When appropriate,  each Fund  takes  into  consideration  the  holding  period of the security.

     OCM believes that adhering to a strict sell  discipline when a Fund's value criteria are met reduces the potential  severity of future  portfolio  valuation declines.  However,  such  discipline  may  result in  portfolio  changes  and a portfolio  turnover  rate higher than that reached by many capital  appreciation funds. High portfolio  turnover produces  additional  transaction costs (such as brokerage  commissions)  which are borne by the Funds.  High portfolio  turnover also may cause adverse tax effects. See "Dividends,  Capital Gains Distributions and Taxes" in the Prospectus.

     The annual portfolio  turnover rate for the past three fiscal years for the
All Cap Value Fund is as follows:

-------------------------- ------------------------ -------------------------
   Fiscal year ended           Fiscal year ended       Fiscal year ended
     June 30, 2007               June 30, 2006           June 30, 2005
-------------------------- ------------------------ -------------------------
        79.57%                      59.44%                   68.46%
-------------------------- ------------------------ -------------------------

     The portfolio  turnover rate for the fiscal period November 1, 2006 through
June 30, 2007 for the Strategic Opportunities Fund is 19.09%.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board has adopted policies and procedures relating to the disclosure of the Funds' portfolio holdings information (the "Policy").  Generally, the Policy restricts the disclosure of portfolio  holdings data as described herein. In all cases,  the Trust's Chief  Compliance  Officer (or designee) is responsible  for authorizing any disclosure of a Fund's portfolio holdings that deviates from the
Trust's Policy.  The Funds do not accept  compensation or  consideration  of any sort in return  for the  release of  portfolio  holdings  information.  Any such disclosure is made only if consistent with the general anti-fraud  provisions of the federal securities laws and OCM's fiduciary duties to its clients.

     The  Trust's  Chief  Compliance  Officer  and  staff  are  responsible  for monitoring the disclosure of portfolio  holdings  information  and ensuring that any such  disclosures  are made in  accordance  with the Policy.  The Board has, through the adoption of the Policy,  delegated the day-to-day  monitoring of the disclosure of portfolio  holdings  information to OCM's  compliance  staff.  The
Board receives reports from OCM with respect to any exceptions to the Policy.

     In  accordance  with the Policy,  the Funds will disclose  their  portfolio holdings  periodically,  to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of each Fund's portfolio  holdings with the SEC semi-annually on Form N-CSR, and following each
Fund's first and third fiscal  quarters on Form N-Q. These filings are available to the public  through  the EDGAR  Database  on the SEC's  Internet  website at:
http://www.sec.gov.  Pursuant to the Policy,  each Fund or OCM is  permitted  to release limited portfolio holdings information, which consists of disclosing: 1)
top 10 holdings  information on a monthly basis after a 30-day delay,  2) at any time a list of securities (that may include Fund holdings) to sell-side  brokers for the  purpose of  obtaining  research  and/or  market  information  from such brokers,  3) at  any  time  a  trade  in  process  to  parties  involved  in the transaction, 4) sector weightings, performance attribution and other summary and statistical  information  that  does  not  include  identification  of  specific portfolio  holdings,  and 5) OCM's  aggregate  holdings of a specific  issuer to management of such issuer.

     The Policy  provides that a Fund's  portfolio  holdings  information may be released to selected third parties only when the Fund has a legitimate  business purpose for doing so and the recipients are subject to a duty of confidentiality
(including  appropriate  related  limitations  on trading),  either  through the nature  of  their  relationship  with  the  Fund or  through  a  confidentiality agreement.  Third parties to whom portfolio holdings information may be released in advance of release to the public include  rating  agencies and fund rating or ranking services.  A Fund also may share its portfolio holdings information with certain service providers where the Fund has a legitimate business need to share such information,  including, but not limited to, the custodian,  administrator, proxy voting vendor, independent registered public accounting firm, consultants, legal counsel and  governmental  agencies and  authorities.  The Trust's service arrangements  with  each of these  entities  include  a duty of  confidentiality
(including appropriate limitations on trading) regarding portfolio holdings data by each service provider and its employees, either by law or by contract.

                             MANAGEMENT OF THE FUNDS

Board of Trustees and Officers of the Trust

     The Board of Trustees of the Trust  consists  of six  individuals,  four of whom are not "interested  persons" of the Trust or Funds as that term is defined in the 1940 Act. The Trustees are  fiduciaries for the Funds'  shareholders  and are governed by the laws of the State of Delaware in this regard. They establish policy for the  operations  of the Funds and elect the  officers who conduct the daily business of the Funds.

     The officers  conduct and  supervise the daily  business  operations of the
Trust, while the Trustees, in addition to the functions set forth under "Olstein
Capital  Management,  L.P." and  "Distributor"  below,  review such  actions and decide on general policy. Compensation to officers and Trustees of the Trust who are affiliated with OCM is paid by OCM and not by the Trust.

     The names, addresses and occupational history of the Trustees and principal executive officers are listed below:

                                                                                  Number
                                                                                  of
                                                                                  Portfolios
                          Position   Term of                                      in Fund
                          and        Office**                                     Complex
                          Office     and Length                                   Overseen     Other
Name, Address             with the   of Time      Principal Occupation            by           Directorships Held
And Age                   Trust      Served       During the Past Five Years      Trustee      by Trustee
----------------------------------------------------------------------------------------------------------------------

Independent Trustees:

Fred W. Lange             Trustee    Since 1995   Private Investor.               2            Wagner College
123 Lewisburg Road
Sussex, NJ  07461
Age: 75

John Lohr                 Trustee    Since 1995   Retired; General Counsel,       2            Crosswater
P.O. Box 771407                                   LFG, Inc. (provider of                       Financial
Orlando, FL  32877-1407                           investment products) and                     Corporation
Age: 62                                           President, Lockwood
                                                  Financial Services
                                                  (broker-dealer), Jan.
                                                  1996 to Sept. 2002.

D. Michael Murray         Trustee    Since 1995   President, Murray,              2            American Academy
Murray, Montgomery, &                             Montgomery & O'Donnell                       of Preventive
O'Donnell                                         (consultants), since 1968.                   Medicine
101 Constitution Avenue
9th Floor
Washington, DC 20001
Age: 67

Lawrence K. Wein          Trustee    Since 1995   Private Consultant for          2            eRooms Systems
27 Rippling Brook Drive                           telecommunications                           Technologies
Short Hills, NJ  07078                            industry, since July                         (ERMS.OB)
Age: 65                                           2001; Former Vice
                                                  President-Wholesale
                                                  Business Operations,
                                                  Concert Communications an
                                                  ATT/BT Company, April
                                                  2000 to June 2001; Former
                                                  Executive Manager, AT&T,
                                                  Inc., for 35 years,
                                                  retired July 2001.

Interested Trustees:

Erik K. Olstein*+         Trustee,   Since 1995   President and Chief             2            The
Olstein Capital           Secretary               Operating Officer,                           Trinity-Pawling
Management, L.P.          and                     Olstein Capital                              School
4 Manhattanville Road     Assistant               Management, L.P., since
Purchase, NY  10577       Treasurer               2000; Vice President of
Age: 40                                           Sales and Chief Operating
                                                  Officer, Olstein Capital
                                                  Management, L.P.,
                                                  1994-2000.

Robert A. Olstein*+       Trustee,   Since 1995   Chairman, Chief Executive       2            None
Olstein Capital           Chairman                Officer, and Chief
Management, L.P.          and                     Investment Officer,
4 Manhattanville Road     President               Olstein Capital
Purchase, NY  10577                               Management, L.P., since
Age: 66                                           2000; Chairman, Chief
                                                  Executive Officer, Chief
                                                  Investment Officer and
                                                  President, Olstein
                                                  Capital Management, L.P.,
                                                  1994-2000; President,
                                                  Secretary and Sole
                                                  Shareholder of
                                                  Olstein, Inc., since June
                                                  1994.

                        Position
                        and Office
Name, Address           with the     Length of    Principal Occupation
and Age                 Trust        Time Served  During the Past Five Years
-----------------------------------------------------------------------------------------------------------------
Officers:

Michael Luper           Chief        Since 1995   Executive Vice President and Chief Financial Officer,
Olstein Capital         Accounting                Olstein Capital Management, L.P., since 2000; Vice
Management, L.P.        Officer                   President and Chief Financial Officer, Olstein Capital
4 Manhattanville Road   and                       Management, L.P., 1994-2000.
Purchase, NY  10577     Treasurer
Age: 38

James B. Kimmel         Chief        Since 2004   Senior Vice President, General Counsel and Chief
Olstein Capital         Compliance                Compliance Officer, Olstein Capital Management, L.P.
Management, L.P.        Officer                   Previously, Of Counsel at Stradley Ronon Stevens & Young
4 Manhattanville Road                             LLP (law firm), May 2001 to April 2004; Vice President
Purchase, NY  10577                               and Assistant Counsel in the Corporate and Securities
Age: 45                                           Group at Summit Bancorp from September 1996 through May
                                                  2001; Associate Attorney in the Investment Management
                                                  Practice Group at Morgan Lewis & Bockius LLP from
                                                  September 1990 through August 1996.

*    Robert and Erik Olstein are each  officers of Olstein  Capital  Management,
     L.P. or its affiliates and are considered to be "interested persons" of the
     Funds within the meaning of the 1940 Act.
**   Each Trustee holds office for an indefinite  term.
+    Erik K. Olstein is the nephew of Robert A. Olstein.

Beneficial Ownership

     The  following  tables  provide  the  dollar  range  of  equity  securities beneficially owned by the Trustees as of December 31, 2006.

Independent Trustees:
                                                                            Aggregate Dollar Range of Equity
                                                                            Securities in All Registered
                                                                            Investment Companies Overseen by
                                  Dollar Range of Equity Securities         Trustee in Family of Investment
Name of Trustee                   in the Funds                              Companies
------------------------------------------------------------------------------------------------------------
Fred W. Lange                     All Cap Value Fund - Over $100,000        Over $100,000
                                  Strategic Opportunities Fund - $0

John Lohr                         All Cap Value Fund - $10,001 -$50,000     $10,001 - $50,000
                                  Strategic Opportunities Fund - $0

D. Michael Murray                 All Cap Value Fund - Over $100,000        Over $100,000
                                  Strategic Opportunities Fund -
                                  $10,001-$50,000

Lawrence K. Wein                  All Cap Value Fund - over $100,000        Over $100,000
                                  Strategic Opportunities Fund -
                                  $50,001-$100,000

Interested Trustees:

                                                                            Aggregate Dollar Range of Equity
                                                                            Securities in All Registered
                                                                            Investment Companies Overseen by
                                  Dollar Range of Equity Securities         Trustee in Family of Investment
Name of Trustee                   in the Funds                              Companies
------------------------------------------------------------------------------------------------------
Erik K. Olstein                   All Cap Value Fund - Over $100,000        Over $100,000
                                  Strategic Opportunities Fund - Over
                                  $100,000

Robert A. Olstein                 All Cap Value Fund - Over $100,000        Over $100,000
                                  Strategic Opportunities Fund -Over
                                  $100,000

Compensation

     Since  September 7, 2007,  for their service as Trustees,  the  Independent
Trustees  receive a $31,000  annual fee and Mr.  Lawrence  K. Wein  receives  an additional  $1,000 in annual fees as Lead Independent  Trustee.  The Independent
Trustees also receive $1,000 per meeting attended,  as well as reimbursement for expenses  incurred in connection with attendance at such meetings,  and $500 per meeting attended for Audit Committee  participation.  The Interested Trustees of the Trust  receive  no  compensation  for their  service as  Trustees.  Prior to
September 7, 2007, the Independent  Trustees  received a $24,500 annual fee, and no  additional  fee was paid to Mr. Wein.  The table below details the amount of compensation  received by the Trustees  from the Funds for the fiscal year ended
June 30, 2007. The amounts shown reflect the compensation arrangements that were in place during that fiscal year.

Independent Trustees

                                                                                                 Total Compensation
                                Aggregate        Pension or Retirement     Estimated Annual      from Trust and Fund
                            Compensation From     Benefits Accrued As        Benefits Upon         Complex Paid to
Name and Position                 Funds          Part of Fund Expenses        Retirement              Trustees
----------------------------------------------------------------------------------------------------------------------
Fred W. Lange                All Cap Value:               None                   None                  $30,500
Trustee                          $30,409
                                Strategic
                           Opportunities: $91

John Lohr                    All Cap Value:               None                   None                  $30,500
Trustee                          $30,409
                                Strategic
                           Opportunities: $91

D. Michael Murray            All Cap Value:               None                   None                  $30,500
Trustee                          $30,409
                                Strategic
                           Opportunities: $91

Lawrence K. Wein             All Cap Value:               None                   None                  $30,500
Trustee                          $30,409
                                Strategic
                           Opportunities: $91

None of the Interested Trustees receive any compensation from the Trust.

Audit Committee

     The Trust has an Audit  Committee,  which  assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices,  and also serves as a direct line of communication  between the Board of Trustees and the Funds'  independent  registered  public accounting firm. The specific  functions  of the  Audit  Committee  include:  (i)  pre-approving  and recommending  the engagement or retention of the independent  registered  public
accounting  firm;  (ii)  reviewing  with  the  independent   registered   public
accounting  firm the scope and the  results of the  auditing  engagement;  (iii)
pre-approving  professional  services  provided  by the  independent  registered public  accounting  firm  prior  to  the  performance  of  such  services;  (iv)
considering   the  range  of  audit  and  non-audit   fees;  (v)  reviewing  the
independence  of  the  independent   registered  public  accounting  firm;  (vi)
reviewing the scope and results of the Trust's procedures for internal auditing;
and (vii) overseeing the Trust's system of internal accounting controls.

     The  Audit  Committee  is made  up of all of the  Independent  Trustees  as follows:  Fred W. Lange,  John Lohr,  D.  Michael  Murray and  Lawrence K. Wein.
During the fiscal year ended June 30, 2007, the Audit Committee met two times.

                              MANAGEMENT OWNERSHIP

     As of September 30, 2007, the Trust's officers, trustees and members of OCM as a group owned 6.61% of the Adviser Class shares of the All Cap Value Fund and
0.02% of the Class C shares of the Fund, for a total of 1.06% of the outstanding shares of the Fund.  As of the same date,  the Trust's  officers,  trustees  and members  of OCM as a group  owned  8.58% of the Class A shares of the  Strategic
Opportunities  Fund and 0% of the  Class C shares  of the  Fund,  for a total of
4.26% of the outstanding shares of the Fund.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders

     As of September 30, 2007,  there were no control persons of either Fund. As of September 30, 2007, the following shareholders were known to own of record or beneficially  more than 5% of the  outstanding  voting shares of the: 1) All Cap
Value  Fund's  Adviser  Class  shares  and  Class  C  shares,  2) the  Strategic
Opportunities  Fund's Class A shares and Class C shares,  and 3) particular Fund as a whole, as shown:

Name and Address                                   Percentage of Class          Percentage of Fund        Ownership
----------------------------------------------------------------------------------------------------------------------
All Cap Value Fund:

     Saxon & Company                               Adviser Class Shares
     PO Box 7780-1888                                     29.11%                      4.57%               Record
     Philadelphia, PA 19182

     Charles Schwab & Company, Inc.                Adviser Class Shares
     101 Montgomery Street                                14.13%                      2.22%               Record
     San Francisco, CA 94104

     Orchard Trust Company LLC Trustee             Adviser Class shares
     FBO Retirement Plans                                 5.90%                       0.93%               Record
     8515 E. Orchard Road 2T2
     Greenwood Village, CO 80111

     Citigroup Global Markets, Inc.                   Class C Shares
     700 Red Brook Boulevard                              23.88%                     20.13%               Record
     Owings Mills, MD 21117

Strategic Opportunities Fund:

     Citigroup Global Markets, Inc.                   Class A Shares
     700 Red Brook Boulevard                              17.41%                      8.64%               Record
     Owings Mills, MD 21117

     Albert Fried Jr.                                 Class A Shares
     c/o Albert Fried & Company, LLC                      17.20%                      8.53%               Beneficial
     60 Broad Street, Floor 39
     New York, NY 10004

     Pershing LLC                                     Class A Shares
     PO Box 2052                                          5.52%                       2.74%               Record
     Jersey City, NJ 07303
       Account #1

     Pershing LLC                                     Class A Shares
     P.O. Box 2052                                        5.22%                       2.59%               Record
     Jersey City, NJ 07303
       Account #2

     Charles Schwab & Company, Inc.                   Class A Shares
     101 Montgomery Street                                7.06%                       3.51%               Record
     San Francisco, CA 94104

     Citigroup Global Markets, Inc.                   Class C Shares
     700 Red Brook Boulevard                              27.14%                     13.67%               Record
     Owings Mills, MD 21117

     Charles Schwab & Company, Inc.                   Class C Shares
     101 Montgomery Street                                17.90%                      9.01%               Record
     San Francisco, CA 94104

                        OLSTEIN CAPITAL MANAGEMENT, L.P.

     Effective  August 18, 1995 and October 28,  2006,  the Trust  entered  into investment  management  agreements  on behalf of the All Cap Value  Fund and the
Strategic Opportunities Fund, respectively, with OCM (the "Investment Management
Agreements").  OCM  provides  investment  advisory  services  to the Funds.  The services  provided by OCM are subject to the  supervision  and  direction of the
Trust's Board of Trustees.

     OCM is organized as a New York limited  partnership  and is controlled  and operated by its  general  partner,  Olstein  Advisers,  LLC, a Delaware  limited liability  company,  which is jointly owned by Olstein,  Inc.,  Erik K. Olstein,
Michael Luper and Eric R. Heyman.  Olstein, Inc., the managing member of Olstein
Advisers,  LLC, is wholly owned by Robert A.  Olstein.  Olstein,  Inc.,  Erik K.
Olstein and Michael  Luper are limited  partners of OCM.  Robert A.  Olstein and
Erik  K.  Olstein  are  also  Trustees  of the  Trust,  and,  consequently,  are considered  affiliated  persons  of both OCM and the Funds.  Similarly,  Michael
Luper is an officer of the Trust and is also considered an affiliated  person of both OCM and the Funds.

     The Investment  Management Agreements are initially approved by the initial shareholder  of a Fund for a period of two years after the date of approval and, thereafter,  must be renewed  annually.  After their initial two year term,  the
Investment  Management  Agreements will be renewed each year only so long as its renewal and continuance are specifically approved at least annually by:

     (a)  the Board of Trustees, or
     (b)  by vote of a majority of the outstanding voting securities of a Fund.

     In either case,  the terms of the renewal must be approved by the vote of a majority  of the  Trustees  of the Trust who are not  parties of the  Investment
Management  Agreements or interested persons of any such party (the "Independent
Trustees").  The vote of the Trustees must be cast in person at a meeting called for the purpose of voting on such approval.

     During  the  term of the  Investment  Management  Agreements,  OCM pays all expenses incurred by it in connection with its activities  thereunder except the cost of securities  (and any brokerage  commissions)  purchased for a Fund.  The services  furnished by OCM under the  Investment  Management  Agreements are not exclusive, and OCM is free to perform similar services for others.

     Each Investment  Management  Agreement will automatically  terminate in the event of its  "assignment"  as that term is defined in the 1940 Act,  and may be terminated without penalty at any time upon 60 days' written notice to the other party:  (i) by the majority  vote of all the Trustees or by majority vote of the outstanding voting securities of a Fund; or (ii) by OCM.

     The  Investment  Management  Agreements  may  be  amended  by  the  parties provided,  in most cases,  that such amendment is  specifically  approved by the vote of a majority of the outstanding  voting securities of such Fund and by the vote of a majority of the Trustees who are not interested persons of the Fund or of OCM cast in person at a meeting  called for the  purpose of voting  upon such approval.

     According to the Investment Management  Agreements,  each Fund is obligated to pay OCM a monthly  fee equal to an annual  rate of 1% of the  Fund's  average daily net assets.  This fee is higher than that  normally  charged by funds with similar  investment  objectives.  Each  class  of  shares  of a  Fund  pays  its proportionate  share of the fee. The advisory  fees paid to OCM for the services provided  to the All Cap Value  Fund for the past  three  fiscal  years  were as follows:

------------------------ -------------------------- ----------------------------
  Fiscal year ended          Fiscal year ended          Fiscal period ended
    June 30, 2007              June 30, 2006               June 30, 2005
------------------------ -------------------------- ----------------------------
     $17,117,966                $18,398,156                 $19,539,022
------------------------ -------------------------- ----------------------------

     With respect to the Strategic Opportunities Fund, advisory fees incurred by the Fund and  payable to OCM for the  period  from the  Fund's  commencement  of operations  (November 1, 2006) through June 30, 2007 were  $50,363.  During this period,  OCM waived fees or reimbursed  expenses with respect to the Fund in the amount of $80,990.

     The Strategic  Opportunities Fund is subject to a contractual expense limit at the rate of 1.35% for Class A shares and Class C shares of the Fund's average daily net assets, excluding any 12b-1 fees, shareholder servicing fees, acquired fund fees and  expenses,  taxes,  interest  and  non-routine  expenses  or costs including but not limited to reorganizations, litigation, conducting shareholder meetings and liquidations.  The contractual  expense  limitation  agreement will remain in place until  October 28, 2008.  Thereafter,  the expense limit for the
Fund will be reviewed each year, at which time the  continuation  of the expense limitation  agreement  will be considered by OCM and the Board of Trustees.  The contractual  expense limitation  agreement also provides that OCM is entitled to reimbursement  of fees it waived and/or  expenses it reimbursed  for a period of three years following such fee waivers and expense reimbursements, provided that the  reimbursement by the Fund of OCM will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

     Set forth below are descriptions of the  compensation  arrangements for the investment  professionals  that manage the Funds.  The  portfolio  managers  may provide portfolio management services to various other entities, including other registered  investment  companies,  pooled  investment  vehicles  that  are  not registered  investment  companies,  and other  investment  accounts  managed for organizations or individuals. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment company or other account.  Specifically, a portfolio manager who manages  multiple  investment  companies  and/or  other  accounts is presented with potential  conflicts of interest that may include,  among others:
(i) an inequitable  distribution of the portfolio manager's time,  attention and other resources; (ii) the unequal distribution or allocation between accounts of
a   limited   investment   opportunity;    and   (iii)   incentives,   such   as
performance-based advisory fees, that relate only to certain accounts.

     OCM  currently  manages  three  accounts,  each of  which  is a  registered investment  company.  OCM follows  policies and  procedures  designed to ensure, where applicable,  that investment  opportunities and brokerage transactions are allocated among the accounts in an equitable manner.  The equity  investments of
OCM personnel are largely restricted to investments in the Funds or other mutual funds,  which limits  potential  conflicts  of interest.  The Funds and OCM have adopted  a code of ethics  that  they  believe  contains  provisions  reasonably necessary to mitigate such conflicts.

     Robert A.  Olstein is each  Fund's  lead  portfolio  manager and Richard A.
Begun and Eric R. Heyman  serve as  co-portfolio  managers for the All Cap Value
Fund and the Strategic Opportunities Fund, respectively.  The portfolio managers are supported by a team of research  analysts.  Mr.  Olstein's  compensation  is derived from OCM's profits, as he is the primary equity owner of OCM's corporate general  partner.  Other investment  professionals,  including Mr. Begun and Mr.
Heyman,  receive a base salary plus  incentive  compensation  determined  by Mr.
Olstein.  The incentive  compensation  may be as much as 100% of the base salary and is determined as a percentage of pre-tax profits of OCM, which is related to the amount of assets  under  management.  Approximately  60% of an  individual's incentive  compensation is based on how well the portfolio performs over rolling
3-year periods, and the remaining 40% of the incentive  compensation is based on the individual's performance.

     In  addition  to the  Funds,  Messrs.  Olstein  and Begun  manage one other registered investment company with total assets of $180.3 million as of June 30,
2007.   The   other   registered   investment   company   does   not   charge  a
performance-based  advisory fee. As of June 30, 2007, Mr. Heyman does not manage any other accounts.

     As of June 30, 2007  (September  30, 2007 in the case of Richard A. Begun), the portfolio  managers of each Fund beneficially  owned shares of such Funds as set forth below:

Portfolio Manager/Fund                Range of Shares Owned
--------------------------------------------------------------
Robert A. Olstein
 All Cap Value Fund                   Over $1,000,000
 Strategic Opportunities Fund         $100,001 to $500,000

Richard A. Begun(1)
 All Cap Value Fund                   $10,000 to $50,000

Eric R. Heyman
 Strategic Opportunities Fund         100,001 to $500,000

(1)  Mr.  Begun  joined OCM and became a portfolio  manager of the All Cap Value
     Fund on September 10, 2007.

                                   DISTRIBUTOR

     Olstein Capital Management, L.P., 4 Manhattanville Road, Purchase, New York
10577-2119 (the  "Distributor"),  acts as distributor of the Funds' shares under an Amended and Restated  Distribution  Agreement (the "Distribution  Agreement")
approved  by the Board of  Trustees  of the Trust on  behalf of the  Funds.  The
Distributor assists in the sale and distribution of the Funds' shares as well as assisting with the servicing of shareholder accounts. Mr. Robert A. Olstein, Mr.
Erik K. Olstein and Mr. Michael Luper are considered to be affiliated persons of both the Distributor and the Funds.

     The  Distributor  has sole authority to enter into  agreements with selling dealers or other parties who offer the Funds' shares for sale and is responsible for the payment of any  up-front  commissions  and 12b-1 fees payable to selling
dealers  or  others.   The   Distribution   Agreement  also  provides  that  the
Distributor,  in  the  absence  of  willful  misfeasance,  bad  faith  or  gross negligence in the  performance of its duties or by reason of reckless  disregard of its  obligations  and duties under the  agreement,  will not be liable to the
Trust or its shareholders for losses arising in connection with the sale of Fund shares.  The  Distribution  Agreement became effective as of August 18, 1995 (as amended and restated on October 1, 2007), and is subject to renewal on an annual basis. The  Distribution  Agreement will be renewed each year if its continuance is  approved  at least  annually  by a majority  of the  Trustees,  including  a majority  of  the  Independent  Trustees,  or by a  vote  of a  majority  of the outstanding voting securities of each Fund. Shares of the Funds are offered on a continuous  basis. The Distribution  Agreement  terminates  automatically in the event of its  assignment.  The  Distribution  Agreement may be terminated in two ways without payment of a penalty: (1) as to the Distributor, by a Fund (by vote of a majority of the Independent Trustees or by a vote of the outstanding voting securities of the Fund) on not less than 60 days' written  notice;  or (2) as to the  Distributor's own  participation,  by the Distributor upon 60 days' written notice.

     Class A shares are subject to a maximum front-end sales charge of 5.50% (or a lesser charge for larger  investments  as set forth below) that is included in the  offering  price of the Class A  shares.  This  sales  charge is paid by the investor  at the time of  purchase  and the  amount of the  sales  charge is not invested in the Fund.  Selling  dealers  who sell Fund shares may receive  sales commissions  and other payments.  These are paid by the  Distributor  from sales charges received from purchasing or redeeming  shareholders,  from  distribution and  service  (12b-1)  fees from the Fund and/or  from the  Distributor's  other financial  resources.  The  Distributor  may  reallow  all or a  portion  of the front-end sales charge to selling  dealers or may pay a dealer  commission of up to  1.00%  of the  offering  price  out of its own  resources  on  purchases  of
$1,000,000  or more where no sales  charge was paid in order to  facilitate  the sale  of  Class A  shares.  The  front-end  sales  charges  and  selling  dealer reallowances or commissions for Class A shares are as follows:

                                Sales Charge as a        Reallowance to Selling
                                Percentage of            Dealers as a Percentage
Amount of Investment            Offering Price           of Offering Price
-------------------------------------------------------------------------------
Less than $50,000               5.50%                    4.95%
$50,000 to $99,999              4.50%                    4.05%
$100,000 to $249,999            3.50%                    3.15%
$250,000 to $499,999            2.50%                    2.25%
$500,000 to $999,999            2.00%                    1.80%
$1,000,000 and over(1)          0.00%                    up to 1.00%

     (1)  In cases  where  the  Distributor  pays a dealer  commission  on sales charge-waived  purchases of $1 million or more, a contingent  deferred sales charge of 1.00%,  based on the lesser of the  original  purchase price  or the  value of such  shares  at the  time of  redemption,  is charged if the shareholder  sells his or her shares within one year of the  purchase  date.  Class  A  shares  representing  reinvestment  of dividends are not subject to this 1.00% charge.

     No  front-end  sales  charge with respect to the Fund's Class A shares will apply to Officers,  Trustees,  Directors  and employees of OCM, any affiliate of
OCM and members of their immediate  families  (including trusts  established for the benefit of such persons).  The  elimination of the front-end sales charge is due to the  reduced  sales  efforts  necessary  for  the  Fund to  obtain  these investments.

     The Funds and the Distributor do not endorse the purposeful sale of Class A shares at a  specified  amount so as to prevent an  investor  from  receiving  a beneficial breakpoint in the front-end sales charge. In addition,  the Funds and the Distributor discourage selling dealers from engaging in this practice.

     Investors  also pay ongoing Rule 12b-1 fees for Class A shares as described below under "Distribution (Rule 12b-1) Plans."

     Class C shares and Adviser  Class  shares are  offered  without a front-end sales  charge,  which  means  that  investors  pay no  initial  sales  charge in connection  with their  purchase of Class C or Adviser  Class  shares.  However, investors  pay ongoing  Rule 12b-1 fees as described  below under  "Distribution
(Rule 12b-1) Plans." The Distributor  pays up-front  commissions of 1.00% of the purchase  amount of Class C shares to selling  dealers  and others  from its own assets to facilitate sales of the Funds' Class C shares.  Where investors remain with a Fund long- term, the  Distributor may recoup the amount of these up-front commissions  through 12b-1 payments the Fund makes to it in connection  with the distribution  of the Fund's Class C shares.  When  investors  sell their Class C shares of a Fund within the first year of their  purchase,  the  Distributor  is unable to recoup these up-front  commissions through 12b-1 payments.  Therefore, the Funds also  impose a 1.00%  contingent  deferred  sales  charge  ("CDSC") on redemptions  of  Class C  shares  within  the  first  year  that are paid to the
Distributor.

     For the fiscal year ended June 30, 2007, Strategic  Opportunities Fund paid
$69,131 in front-end  sales charges with respect to its Class A shares.  Of this amount, the Distributor  retained $5,416. The Distributor received no CDSCs with respect to the Class A shares of the  Strategic  Opportunities  Fund  during the fiscal year ended June 30, 2007.

     For the fiscal year ended June 30, 2007,  the  Distributor  received  CDSCs imposed on certain  redemptions  of Class C shares of the All Cap Value Fund and
the  Strategic   Opportunities   Fund  in  the  amounts  of  $34,479  and  $390,
respectively.  The Distributor  also received other  compensation in the form of
12b-1  payments  for  both  share  classes  of the All Cap  Value  Fund  and the
Strategic  Opportunities  Fund  which,  for year  ended June 30,  2007,  totaled
$15,138,631 and $9,366,  respectively.  For the fiscal year ended June 30, 2007, the Distributor paid $16,749,530 and $15,171 to compensate selling dealers,  pay administration and shareholder  servicing costs, pay salaries of sales personnel and pay other  marketing  related  expenses  of the All Cap  Value  Fund and the
Strategic Opportunities Fund, respectively.

Distribution (Rule 12b-1) Plans

     As noted in the  Prospectus,  the Funds have adopted plans pursuant to Rule
12b-1 under the 1940 Act for each class of each Fund's  shares  (each,  a "Plan"
and collectively, the "Plans").

     For the Adviser Class shares,  the Plan provides for the payment of fees of
0.25% per year of the average  daily net assets of the class to  compensate  the
Distributor  or  other  persons  for  distribution  and  shareholder   servicing
activities  undertaken  on behalf of the Adviser  Class shares and Adviser Class shareholders.  The fees are  accrued  and may be paid on a monthly or  quarterly basis,  based on the average daily net assets of the Adviser  Class  shares.  In addition to  distribution  and  shareholder  servicing  activities such as those described below with respect to the Class C Plans, OCM anticipates that the fees will be used to compensate  third  parties who provide a platform  through which investment  advisers,  financial planners and other financial  professionals are able to offer the shares of the Class for sale.  The  Distributor,  from its own
resources   without  any   reimbursement   from  the  Advisor  Class  shares  or
shareholders,  may make additional payments to those third parties in connection with  their  services.  Payments  under the Plans  are not tied  exclusively  to
distribution  or  shareholder   servicing  expenses  actually  incurred  by  the
Distributor or others, and the payments may exceed or be less than the amount of expenses actually incurred.

     For the Class A shares, each Plan provides for the payment of fees of 0.25%
per  year of the  average  daily  net  assets  of the  class to  compensate  the
Distributor  or  other  persons  for  distribution  and  shareholder   servicing
activities  undertaken on behalf of the Class A shares and Class A shareholders.
The fees are accrued and may be paid on a monthly or quarterly  basis,  based on the  average  daily net assets of the Class A shares of a Fund.  In  addition to distribution and shareholder  servicing activities such as those described below with respect to the Class C Plans, OCM anticipates that the fees will be used to compensate  third  parties  who  provide a  platform  through  which  investment advisers, financial planners and other financial professionals are able to offer the  shares  of the  Class for sale.  The  Distributor,  from its own  resources without  any  reimbursement  from the Class A shares or  shareholders,  may make additional  payments to those third parties in connection  with their  services.
Payments under the Plans are not tied exclusively to distribution or shareholder servicing  expenses  actually  incurred by the  Distributor  or others,  and the payments may exceed or be less than the amount of expenses actually incurred.

     For the Class C shares, each Plan provides for the payment of fees of 1.00%
per  year of the  average  daily  net  assets  of the  Class to  compensate  the
Distributor  or other persons for their efforts and expenses in connection  with the  distribution  of the shares of the Class and the  servicing of  shareholder accounts.  The fees are accrued and may be paid on a monthly or quarterly basis, based on a Fund's  average  daily net  assets  of the  Class C shares.  Included within  the  1.00%  payable  under  the Plan is a 0.75%  fee that may be paid to persons as compensation for time spent and expenses incurred in the distribution and  promotion  of the Class C shares.  These  include,  but are not limited to, sales calls and presentations to potential  shareholders,  media relations,  the printing of prospectuses  and reports used for sales purposes,  expenses for the
preparation   and   printing  of  sales   literature   and   related   expenses,
advertisements,   and  other  distribution-related  expenses,  as  well  as  any distribution or service fees paid to selling dealers or others who have executed a dealer agreement with the Distributor and allocable  overhead and compensation of OCM officers and  personnel.  The fees also may be used to  compensate  third parties who provide a platform  through  which  investment  advisers,  financial planners and other financial  professionals  are able to offer the shares of the
Class for sale.  In addition,  the Plans  include a payment of 0.25% per year of average daily net assets of Class C shares of a Fund for  shareholder  servicing costs. Any expense for distribution or shareholder  servicing efforts related to
Class C shares  greater  than 1.00%  annually  will be borne by OCM  without any reimbursement or payment by the Class C shares. Payments under the Plans are not tied  exclusively to distribution  or shareholder  servicing  expenses  actually incurred by the  Distributor  or others,  and the payments may exceed or be less than the amount of expenses actually incurred.

     Each Plan has been approved by the Trust's Board of Trustees, including all of the Independent  Trustees as defined in the 1940 Act. The Board believes that it will likely benefit the Funds to have monies  available for the  distribution activities of the Distributor in promoting the sale of the Funds' shares, and to avoid any  uncertainties  as to whether other  payments by the Funds  constitute distribution  expenses on behalf of the Funds. The Board of Trustees,  including the Independent Trustees, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties,  there is a reasonable likelihood  that each Plan will  benefit the Funds and the  shareholders  of the respective Classes. Each Plan must be renewed annually by the Board of Trustees, including a majority of the Independent  Trustees who have no direct or indirect financial  interest in the  operation  of the Plan,  cast in person at a meeting called for that purpose.  It is also required that the selection and  nomination of such Trustees be done by the Independent Trustees.  The Plans and any related agreements may not be amended to increase materially the amounts to be spent for distribution  expenses without approval by a majority of the outstanding  shares of the  affected  Class,  and all material  amendments  to a Plan or any related agreements  shall be approved  by a vote of the  Independent  Trustees,  cast in person at a meeting called for the purpose of voting on any such amendment.

     The  Distributor is required to report in writing to the Board of Trustees, at least quarterly, the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order for the Board to make an informed determination as to whether the Plans should be continued.

     Below are the itemized  expenditures  made by the  Distributor  pursuant to payments made under the Adviser Class Plan and Class C Plan of the All Cap Value
Fund during the fiscal year ended June 30, 2007:

                                                               Adviser             Class C
                                                               Class Plan          Plan
------------------------------------------------------- --------------------- --------------------
Advertising and Printing and Mailing of Prospectuses           $66,831             $330,039
to Other Than Current Shareholders
------------------------------------------------------- --------------------- --------------------
Compensation to Dealers                                        586,966             10,326,855
------------------------------------------------------- --------------------- --------------------
Compensation to Sales Personnel                                791,385             3,906,087
------------------------------------------------------- --------------------- --------------------
nterest or Other Finance Charges                               0                   0
------------------------------------------------------- --------------------- --------------------
Administration and Shareholder Servicing                       387                 1,911
------------------------------------------------------- --------------------- --------------------
Other Fees                                                     124,574             614,495
------------------------------------------------------- --------------------- --------------------
TOTAL                                                          $1,570,143          $15,179,387
------------------------------------------------------- --------------------- --------------------

     Below are the itemized  expenditures  made by the  Distributor  pursuant to payments  made  under  the  Class  A Plan  and  Class  C Plan  of the  Strategic
Opportunities Fund during the fiscal period ended June 30, 2007:

                                                          Class A     Class C
                                                          Plan        Plan
------------------------------------------------------- ---------- -------------
Advertising and Printing and Mailing of Prospectuses      $354        $466
to Other Than Current Shareholders
------------------------------------------------------- ---------- -------------
Compensation to Dealers                                   2,660       2,852
------------------------------------------------------- ---------- -------------
Compensation to Sales Personnel                           3,330       4,378
------------------------------------------------------- ---------- -------------
Interest or Other Finance Charges                         0           0
------------------------------------------------------- ---------- -------------
Administration and Shareholder Servicing                  1           1
------------------------------------------------------- ---------- -------------
Other Fees                                                488         641
------------------------------------------------------- ---------- -------------
TOTAL                                                     $6,833      $8,338
------------------------------------------------------- ---------- -------------

     As of June 30,  2007,  the  following  amounts  are  unreimbursed  expenses incurred  with  respect to the Plans:  All Cap Value Fund  Adviser  Class  Plan,
$851,164 (0.05% of net assets) and Class C Plan,  $759,735 (0.04% of net assets)
and Strategic  Opportunities Fund Class A Plan, $3,405 (0.02% of net assets) and
Class C Plan, $2,400 (0.01% of net assets).

Revenue Sharing

     OCM also pays  additional  compensation,  at its own  expense and not as an expense  of the Funds,  to certain  unaffiliated  "financial  advisers"  such as brokers, dealers, banks (including bank trust departments), investment advisers,
financial   planners,   retirement  plan   administrators  and  other  financial
intermediaries  that  have  a  selling,  servicing,  administration  or  similar agreement with OCM. These payments may be for marketing,  promotional or related services in  connection  with the sale or  retention  of Fund shares  and/or for shareholder servicing.  Such payments may also be paid to financial advisers for
providing  recordkeeping,   sub-accounting,  transaction  processing  and  other
shareholder or  administrative  services in connection  with  investments in the
Funds. The existence or level of payments made to a qualifying financial adviser in any year will vary and may be substantial. Such payments are based on factors that include differing levels of services provided by the financial adviser, the level of assets maintained in the financial  adviser's customer accounts,  sales of new  shares  by  the  financial  adviser,  the  placing  of  the  Funds  on a recommended or preferred  list,  providing the Funds with "shelf space" and/or a higher  profile for the financial  adviser's  consultants,  sales  personnel and customers,  access to a financial  adviser's  sales personnel and other factors.
These  payments to financial  advisers are in addition to the  distribution  and service fees and sales charges  described in the  Prospectus.  OCM makes revenue sharing  payments from its own profits and resources.  Generally,  OCM pays such amounts when the selling and/or  servicing  fees required by financial  advisers exceed the amount of 12b-1 fees that may be available  from the Funds.  Any such revenue  sharing  payments will not change the net asset value or the price of a
Fund's shares. To the extent permitted by SEC and Financial Industry  Regulatory
Authority ("FINRA") rules and other applicable laws and regulations, OCM may pay or allow other promotional incentives or payments to financial advisers.

     Revenue  sharing  payments may create a financial  incentive  for financial advisers and their sales  personnel  to  highlight,  feature or recommend  funds based,  at least in part,  on the  level  of  compensation  paid by such  fund's adviser or distributor.  If one mutual fund sponsor or distributor makes greater payments for  distribution  assistance  than sponsors or  distributors  of other mutual  funds,  a financial  advisor and its  salespersons  may have a financial incentive to favor sales of shares of the higher paying mutual fund complex over another or over other investment options. You should consult with your financial adviser  and  review  carefully  any  disclosures  they  provide  regarding  the potential  conflicts of interest associated with the compensation it receives in connection with investment products it recommends or sells to you.

Note Regarding Arrangements with Financial Advisers

     With  respect to any  agreements  entered  into by the  Distributor  with a financial  adviser,  if the financial  adviser  places an order with a Fund, and payment by the financial  adviser is not received  within the time  customary or the time  required  by law for such  payment,  the  sale of Fund  shares  to the financial  adviser  may be  canceled  without  notice or demand and  without any responsibility  or liability  on the part of the  Distributor  or the Funds,  or alternatively,  at the Distributor's option, the Distributor may sell the shares which the financial  adviser ordered back to such Fund, in which latter case the
Distributor  and/or the Fund may hold the financial adviser  responsible for any loss to the  Fund or loss of  profit  suffered  by the  Distributor  or the Fund resulting from the financial  adviser's  failure to make the aforesaid  payment.
Also,  the  Distributor  and the Funds shall have no liability  for any check or other item returned unpaid to the financial adviser after the selling dealer has paid the  Distributor on behalf of an investor.  All  redemption,  repurchase or exchange  requests by a financial  adviser are subject to the timely  receipt of required  instructions or documents (including  certificates) by the Distributor or the Fund,  and if such  information  is not received by the  Distributor or a
Fund  within the time  customary  or  required  by law,  the  redemption  may be canceled  and the  financial  adviser  will be  responsible  for any loss to the
Distributor or the Funds. All sales are subject to acceptance by the Distributor and the Fund or its transfer agent and are effective only upon confirmation.

                                  ADMINISTRATOR

     U.S.  Bancorp Fund  Services,  LLC, 615 East  Michigan  Street,  Milwaukee,
Wisconsin, 53202, provides certain administrative services to the Funds pursuant to a Fund  Administration  Servicing  Agreement.  Under the Fund  Administration
Services Agreement, the Administrator:

     o    coordinates  with the Custodian and monitors the  custodial,  transfer agency and accounting services provided to the Funds;
     o    coordinates  with and  monitors  any other  third  parties  furnishing services to the Funds;
     o    provides the Funds with necessary  office space,  telephones and other
          communications   facilities   and   personnel   competent  to  perform
          administrative and clerical functions;
     o    maintains  such books and  records of the Funds as may be  required by applicable federal or state law and supervises the maintenance of such books and records if maintained by third parties;
     o    prepares  or  supervises  the  preparation  by  third  parties  of all federal, state and local tax returns and reports of the Funds required by applicable law;
     o    prepares and, after approval by the Funds,  files and arranges for the distribution of proxy  materials and periodic  reports to shareholders of the Funds as required by applicable law;
     o    prepares and after  approval by the Funds,  arranges for the filing of such  registration  statements  and other  documents  with the SEC and other federal and state  regulatory  authorities as may be required by applicable law;
     o    reviews  and submits to the  officers of the Trust for their  approval invoices  or other  requests  for payment of the Funds'  expenses  and instructs the Custodian to issue checks in payment thereof;
     o    assists the Funds in the  preparation  of  documents  and  information needed for  meetings of the Board of Trustees and prepares the minutes of Board meetings;
     o    monitors the Funds' compliance with applicable state securities laws;
     o    assists the Distributor  with the preparation of quarterly  reports to the Board of Trustees  relating to the  distribution  plans adopted by the Funds pursuant to Rule 12b-1; and
     o    takes such other  action with respect to the Funds as may be necessary in the opinion of the  Administrator  to perform its duties  under the agreement.

     The All Cap  Value  Fund  has paid the  following  fees for  administrative services over the past three fiscal years:

------------------------ ------------------------ -----------------------
   Fiscal year ended       Fiscal year ended       Fiscal period ended
   June 30, 2007           June 30, 2006           June 30, 2005
------------------------ ------------------------ -----------------------
   $828,189                $872,445                $901,576
------------------------ ------------------------ -----------------------

     The Strategic  Opportunities Fund paid $13,360 for administrative  services during the period from November 1, 2006 (commencement of operations) to June 30,
2007.

                       TRANSFER AGENT AND FUND ACCOUNTANT

     U.S. Bancorp Fund Services,  LLC also serves as Transfer Agent and Dividend
Disbursing  Agent for the Funds under a Transfer Agent Servicing  Agreement.  As
Transfer and Dividend  Disbursing  Agent,  U.S.  Bancorp Fund Services,  LLC has
agreed to:

     o    issue and redeem shares of the Funds;
     o    make dividend and other distributions to shareholders of the Funds;
     o    respond to  correspondence by Fund shareholders and others relating to its duties;
     o    maintain shareholder accounts; and
     o    make periodic reports to the Funds.

     In  addition,  the Trust has  entered  into an Amended  and  Restated  Fund
Accounting Servicing Agreement with U.S. Bancorp Fund Services,  LLC pursuant to which U.S.  Bancorp  Fund  Services,  LLC has agreed to maintain  the  financial accounts and records of the Funds and provide other  accounting  services to the
Funds.

                                    CUSTODIAN

     U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin
53212,  serves as  Custodian  of the  Trust's  assets  pursuant  to a  Custodian
Servicing Agreement.  Under the Custodian Servicing  Agreement,  U.S. Bank, N.A.
has agreed to:

     o    maintain a separate account in the name of each Fund;
     o    make receipts and disbursements of money on behalf of the Funds;
     o    collect and receive all income and other payments and distributions on account of each Fund's portfolio investments;
     o    respond to  correspondence  from  shareholders,  security  brokers and others relating to its duties; and
     o    make periodic reports to the Funds concerning the Funds' operations.

     U.S.  Bank,  N.A.,  does not exercise  any  supervisory  function  over the purchase and sale of securities.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     The  Funds'  portfolio  securities  transactions  are  placed  by OCM.  The objective of each Fund is to seek the best available  execution in its portfolio transactions,  taking into account the costs, promptness of executions and other quantitative and qualitative considerations. There is no pre-existing commitment to place orders with any broker, dealer or member of an exchange.  OCM evaluates a wide range of criteria in seeking the most favorable  price and market for the execution of transactions. These include the broker's commission rate, execution capability,  positioning and distribution  capabilities,  information (including research)  in  regard  to the  availability  of  securities,  trading  patterns, statistical or factual  information,  opinions  pertaining to trading  strategy, back office efficiency, ability to handle difficult trades, financial stability, and prior performance in serving OCM and its clients.

     OCM, when  effecting  purchases and sales of portfolio  securities  for the accounts  of the Funds,  will seek  execution  of trades  either (1) at the most favorable and competitive  rate of commission  charged by any broker,  dealer or member  of an  exchange,  or (2) at a  higher  rate of  commission  charges,  if reasonable, in relation to brokerage and research services provided to the Funds or OCM by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following:

     o    information as to the availability of securities for purchase or sale;
     o    statistical or factual information; or
     o    opinions pertaining to investments.

     OCM may use research and services  provided to it by brokers and dealers in servicing  all or only some of its  clients.  It is  possible  that not all such services will be used by OCM in connection  with a Fund.  The All Cap Value Fund paid the following amounts in brokerage commissions during the past three fiscal years:

------------------------ --------------------------- ---------- ----------------
  Fiscal year ended         Fiscal year ended          Fiscal period ended
  June 30, 2007             June 30, 2006              June 30, 2005
------------------------ --------------------------- ---------------------------
     $3,258,802             $4,737,197                 $6,545,166
------------------------ --------------------------- ---------------------------

     The  Strategic  Opportunities  Fund paid $42,586 in  brokerage  commissions during the period from November 1, 2006 (commencement of operations) to June 30,
2007.

     Brokerage commissions paid by the All Cap Value Fund were lower for each of the three fiscal years  presented due to falling average  commission  rates paid during this three year period.

     OCM, which is a member of FINRA and a  broker-dealer  registered  under the
Securities  Exchange Act of 1934, and other Fund affiliates,  may act as brokers to execute  transactions  for the Funds subject to procedures  set forth in Rule
17e-1 under the 1940 Act designed to ensure the  fairness of such  transactions.
These  procedures  include  making  quarterly  reports to the Board of  Trustees regarding such brokerage transactions. As a result, in order for such persons to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration  received must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable  transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow OCM or other affiliated brokers to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in an arm's length transaction of a like size and nature.  When  executing  trades for the Funds,  OCM or other affiliated  brokers may also receive  liquidity  rebates or similar payments for order flow.

     The following table shows the amounts of brokerage  commissions paid by the
All Cap Value Fund and Strategic Opportunities Fund to affiliated broker-dealers during  the three  most  recently  completed  fiscal  periods.  The  table  also indicates  the  identity  of such  broker-dealers  and  the  reasons  for  their affiliation,  as well as the  percentage of the  particular  Fund's total dollar amount of commission-based transactions, and the percentage of such Fund's total commissions paid, during the Fund's most recently completed fiscal year.

                                                           Percentage     Percentage
                                                           of Fund's      of Aggregate
                                                           Total          Dollar
                                                           Commissions    Amount for
                         Brokerage Commissions Paid        for Fiscal     Fiscal                       Reason for
Broker-Dealer              For Fiscal Year Ended:          Year Ended:    Year Ended:    Affiliated    Affiliation
----------------------------------------------------------------------------------------------------------------------
                     6/30/07      6/30/06      6/30/05       6/30/07        6/30/07

All Cap Value
Fund

Albert Fried &         N/A        $67,033     $159,518         N/A            N/A          Yes         Limited
Company, LLC                                                                                           Partner of
                                                                                                       Investment
                                                                                                       Manager(1)

Olstein Capital     $285,024     $638,222      $45,140      8.75%(2)       2.91%(3)        Yes         Manager and
Management, L.P.                                                                                       Principal
                                                                                                       Underwriter
                                                                                                       of Fund

Strategic
Opportunities
Fund(4)
Olstein Capital       $399          N/A          N/A        0.94%(2)       1.43%(3)        Yes         Manager and
Management, L.P.                                                                                       Principal
                                                                                                       Underwriter
                                                                                                       of Fund

(1)  As of April 1, 2006,  Albert Fried & Company,  LLC, was no longer a limited
     partner  of  OCM,  and  therefore,   no  longer  considered  an  affiliated
     broker-dealer.
(2)  Includes only  transactions on which an explicit  brokerage  commission was charged.
(3)  Includes principal transactions in which the commission was embedded in the
     transaction   price  and  transactions  on  which  an  explicit   brokerage
     commission was charged.
(4)  Information  for the  Strategic  Opportunities  Fund is for the period from
     November 1, 2006 (commencement of operations) to June 30, 2007.

     OCM may  from  time to  time  provide  investment  management  services  to individuals and other institutional clients,  including corporate pension plans, profit sharing and other employee benefit trusts,  and other  investment  pools.
There may be occasions on which other investment advisory clients advised by OCM may also invest in the same  securities as the Funds.  When these clients buy or sell the same  securities at  substantially  the same time,  OCM may average the transactions  as to price and allocate the amount of available  investments in a manner which it believes to be equitable to each client, including the Funds. On the other hand, to the extent permitted by law, OCM may aggregate the securities to be sold or  purchased  for the Funds with those to be sold or  purchased  for other clients  managed by it in order to seek lower  brokerage  commissions,  if any.

     OCM is responsible for making the Funds' portfolio decisions subject to the limitations  described in the  Prospectus.  The Board of Trustees may,  however, impose limitations on the allocation of portfolio brokerage.

     As of June 30, 2007,  the All Cap Value Fund held the following  securities of its  regular  broker-dealers  (as  defined  in Rule 10b-1 of the 1940 Act) or their  parents in the  amounts  indicated:  Citigroup,  Inc.  ($24,839,747)  and
Merrill  Lynch & Co.,  Inc.  ($9,051,714).  As of June 30, 2007,  the  Strategic
Opportunities  Fund held no  securities of its regular  broker-dealers  or their parents.

                               SHARES OF THE TRUST

     The beneficial interest in the Trust is divided into an unlimited number of shares, with a par value of $0.001 per share. The Board of Trustees is empowered under the Trust's  Agreement and  Declaration of Trust to authorize the division of shares into separate series and the division of series into separate  classes of shares without shareholder  approval.  Pursuant to this authority,  the Board established and designated two series of shares,  The Olstein All Cap Value Fund
(formerly,   The  Olstein  Financial  Alert  Fund)  and  The  Olstein  Strategic
Opportunities  Fund series of shares,  and further divided each such series into two classes of shares.  The All Cap Value Fund offers  Adviser  Class shares and
Class C shares and the  Strategic  Opportunities  Fund offers Class A shares and
Class C shares.

     When issued,  all shares will be fully paid and  nonassessable  and will be redeemable and freely transferable.  All shares have equal voting rights, except that shares of each Fund shall have sole voting  rights with  respect to matters that only affect holders of that series, and that shares of each Class of a Fund shall have sole  voting  rights  with  respect to matters  that only  affect the holders of that Class,  such as the right to vote on issues  associated with the
Rule 12b-1 Plan for the Class.  On matters  relating to the Trust but  affecting the Funds  differently,  separate  votes by the Funds or Classes  are  required.
Shares  can be issued  as full or  fractional  shares.  A  fractional  share has proportionally  the same  rights  and  privileges  as a full  share.  The shares possess no preemptive or conversion rights. Each share may be freely retained or disposed of according to the purchase and redemption requirements of the Funds.

     The assets of the Trust held with  respect to each series  shall be charged with the  liabilities  of the Trust with respect to that series.  All  expenses, costs,  charges  and  reserves  attributable  to the  series,  and  any  general liabilities  of the Trust  which are not readily  identifiable  as being held in respect of a series, shall be allocated and charged by the officers of the Trust to any  one or more  series  as the  Trustees  deem  fair  and  equitable.  Each allocation of liabilities  shall be binding on the shareholders of the series in absence of manifest  error.  Notwithstanding  the foregoing,  shares of separate classes of a particular series may be subject to differing allocations of income to reflect  different  expense  levels that affect the  individual  class.  Such varying  expenses can include  distribution or transfer agent expenses,  but not investment management fees.

     The Trustees have full discretion to determine which items shall be treated as income and which items as capital in dividend or distribution payments.

                               PURCHASE OF SHARES

     The shares of the Funds are continuously offered by the Distributor. Orders will not be considered  complete until a completed account  application form and proper payment is received by U.S.  Bancorp Fund  Services,  LLC and accepted by the Distributor. Once the completed account application and payment are received and accepted,  orders will be confirmed at the next  determined  net asset value for the particular Fund and Class (based upon valuation  procedures described in the Prospectus),  plus any applicable sales load, as of the close of business of the  business  day on which  the  completed  order  is  received  and  accepted.
Completed  orders  accepted by a Fund after the close of the  business  day will receive the next net asset value calculated.  Presented below is the computation of the offering price for each class of shares of each Fund as of June 30, 2007, using the  following  formula:  (Total  Assets - Total  Liabilities)/Outstanding
Shares = Offering Price (plus the applicable Sales Charge).

All Cap Value Fund

Adviser Class shares:  ($307,978,181 - $3,025,786) / 14,883,356  shares = $20.49 per share
Class C Shares:  ($1,523,101,717 - $14,963,893) / 79,170,496 shares = $19.05 per share

Strategic Opportunities Fund

Class A shares:  ($8,766,954 - $119,983) /724,167 shares = $11.94 per share
Class C Shares:  ($8,131,908 - $111,292) / 672,978 shares = $11.92 per share

Purchases by Transferring Other Securities

     If a  Fund  agrees,  you  may be  permitted  to  purchase  Fund  shares  by transferring  securities to a Fund,  subject to applicable  sales  charges.  The securities must:

     o    meet the Fund's investment objectives and policies;
     o    be acquired by the Fund for investment purposes;
     o    be liquid securities which are not restricted as to transfer either by law or liquidity of market;
     o    have a value which is readily  ascertainable (and not established only by  valuation  procedures)  as  evidenced by a listing on the American
          Stock Exchange, the New York Stock Exchange, or NASDAQ; and
     o    at the discretion of the Fund, the value of the security  (except U.S.
          Government  securities) being exchanged together with other securities of the same  issuer  owned by the  Fund may not  exceed  5% of the net assets of the Fund immediately after the transactions.

     Securities  transferred  to a Fund  will be  valued  according  to the same procedures  used to  determine  the  Fund's  net  asset  value.  All  dividends, interests,  subscription,  or other rights  pertaining  to the  securities  will become  the  property  of the  Fund  and  must be  delivered  to the Fund by the investor upon receipt from the issuer.  An investor who is permitted to transfer such  securities  will be  required  to  recognize  all  gains or losses on such transfers,  and pay taxes  thereon,  if  applicable,  measured by the difference between the fair market value of the securities and the investor's  basis in the securities.

Additional Information Regarding Purchases through Letter of Intent

     To the  extent  that an  investor  purchases  less than the  dollar  amount indicated on the Letter of Intent within the 13-month  period,  the sales charge will be  adjusted  upward  for the  entire  amount  purchased  at the end of the
13-month  period.  This adjustment  will be made by redeeming  shares first from amounts  held in escrow,  and then from the  account if  necessary  to cover the additional  sales charge,  the proceeds of which will be paid to the  investor's financial  adviser and the  Distributor,  as applicable,  in accordance with the
Prospectus.

                          ANTI-MONEY LAUNDERING PROGRAM

     The Funds have established an Anti-Money Laundering Compliance Program (the
"AML Program") as required by the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA
PATRIOT  Act").  In order to ensure  compliance  with this law,  the AML Program provides for the  development  of internal  practices,  procedures and controls, designation of anti-money  laundering  compliance officers,  an ongoing training program and an independent  audit function to determine the effectiveness of the
AML Program.

     Procedures  to implement the AML Program  include,  but are not limited to, delegating responsibilities to the Funds' service providers who sell and process purchases of Fund shares and these service providers, in turn, report suspicious
and/or  fraudulent   activity,   check  shareholder  names  against   designated
government lists,  including the Office of Foreign Asset Control  ("OFAC"),  and
engage in a complete and thorough  review of all new account  applications.  The
Funds will not transact business with any person or entity opening a new account whose  identity  cannot be adequately  verified  under the provisions of the USA
PATRIOT Act.

                                   REDEMPTIONS

     Under normal circumstances investors may redeem shares at any time, subject to any applicable  CDSC.  Telephone  redemption  privileges are available,  upon written request,  for amounts up to $50,000.  The redemption price will be based upon the first  net  asset  value per  share  determined  after  receipt  of the redemption  request,  less the  amount  of any  applicable  CDSC,  provided  the redemption has been  submitted in the manner  described in the  Prospectus.  The redemption  price  may be more or less than your  cost,  depending  upon the net asset value per share at the time of redemption.

     Payment for shares  tendered  for  redemption  is  generally  made by check within  seven days after  tender in proper  form,  or earlier if required  under applicable  law.  However,  the Funds  reserve the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven days for the following reasons:

     (1)  for any period  during which the New York Stock  Exchange (the "NYSE")
          is closed, or trading on the NYSE is restricted by the SEC;
     (2)  for any period  during which an emergency  exists as determined by the
          SEC as a result of which disposal of securities  owned by the Funds is not reasonably  predictable or it is not reasonably  practicable for a
          Fund to fairly determine the value of its net assets; or
     (3)  for  such  other  periods  as the  SEC  may by  order  permit  for the protection of shareholders of a Fund.

     Pursuant to the Trust's  Agreement and  Declaration  of Trust,  payment for shares  redeemed,  less  any  applicable  CDSC,  may be made  either  in cash or in-kind, or partly in cash and partly in-kind.  However, the Funds have elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem their shares solely in cash up to the  lesser of  $250,000  or 1% of the net  assets of a Fund,  during  any
90-day  period for any one  shareholder.  Payments  in excess of this limit will also be made wholly in cash unless the Board of Trustees  believes that economic conditions  exist  which  would  make such a  practice  detrimental  to the best interests of the Fund.  Any portfolio  securities  paid or  distributed  in-kind would be valued as described under "Pricing of Fund Shares" in the Prospectus.

     In the event that an in-kind  distribution is made, a shareholder may incur additional expenses,  such as the payment of brokerage commissions,  on the sale or other disposition of the securities  received from the Fund. In-kind payments need not constitute a cross-section  of a Fund's  portfolio.  When a shareholder has requested redemption of all or a part of the shareholder's  investment,  and when a Fund completes such redemption in-kind,  the Fund will not recognize gain or loss  for  federal  tax  purposes  on the  securities  used to  complete  the redemption.  However,  the shareholder  will recognize gain or loss equal to the difference  between the fair market  value of the  securities  received  and the shareholder's basis in the Fund shares redeemed.

     To  qualify  for a refund  of your  CDSC if you  repurchase  Class C shares within 45 days of a redemption, you must satisfy the following conditions:

     (1)  You must  reinvest the entire  amount of your  redemption  proceeds in
          Class C shares of the same Fund or a different Fund; and
     (2)  The  repurchase  of shares must occur  within the same  account as the redemption or into an identically  registered account in another Class
          C Fund.

     In  addition,  the  repurchase  of Fund  shares  will be  considered  a new purchase  and  will  begin a new  CDSC  holding  period  as of the  date of such repurchase.  You will receive the number of Class C shares equal in value to the amount of the CDSC charged to you upon redemption.

                                  DISTRIBUTIONS

Distributions of Net Investment Income

     The Funds receive income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes  its net investment  income from which dividends may be paid to you.
The Funds calculate income dividends and capital gain distributions the same way for each  Class.  The amount of any  income  dividends  per share  will  differ, however,  generally due to any differences in the distribution and service (Rule
12b-1)  fees  applicable  to the  Classes.  If you are a taxable  investor,  any distributions  by a Fund from such income (other than qualified  dividends) will be  taxable  to you as  ordinary  income,  whether  you take  them in cash or in additional  shares.  See the  discussion  below  under  the  heading  "Qualified
Dividend Income for Individuals." Any undistributed net investment income earned by a Fund  generally  will be  distributed  once each year in order to reduce or eliminate federal excise or income taxes on the Fund.

Distributions of Capital Gain

     A Fund may derive  capital gain and loss in connection  with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term  capital gain over net long-term  capital loss will be taxable to you as ordinary income.  Distributions  paid from the excess of net long-term capital  gain  over  net  short-term  capital  loss  will be  taxable  to you as long-term capital gain,  regardless of how long you have held your shares in the
Fund.  Any net  short-term or long-term  capital gain realized by a Fund (net of any capital loss  carryovers)  generally will be distributed once each year, and may be  distributed  more  frequently,  if  necessary,  in  order to  reduce  or eliminate federal excise or income taxes on the Fund.

Effect of Foreign Investments on Distributions

     Withholding.  The Funds may invest in foreign securities and may be subject to foreign  withholding  taxes on income from these  securities.  This, in turn, could reduce ordinary income distributions to you.

     PFIC  securities.  The Funds may invest in securities  of foreign  entities that could be deemed for tax purposes to be passive foreign investment companies
("PFICs").  In general, a PFIC is any foreign  corporation if 75% or more of its gross  income  for its  taxable  year is passive  income,  or 50% or more of its average  assets (by value) are held for the production of passive  income.  When investing  in  PFIC  securities,  each  Fund  intends  to  mark-to-market  these securities  and  recognize  any gains at the end of the Fund's fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses)  are  treated as  ordinary  income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not  qualify  for the reduced rate of taxation on qualified  dividends  when  distributed  to you by a
Fund.  In addition,  if a Fund is unable to identify an investment as a PFIC and thus does not make a  mark-to-market  election,  the Fund may be subject to U.S.
federal  income tax on a portion of any "excess  distribution"  or gain from the disposition  of such  shares  even if such  income is  distributed  as a taxable dividend by the Fund to its  shareholders.  Additional  charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Tax Character of Distributions

     The Funds will inform you of the amount and character of your distributions at the time  they  are  paid,  and will  advise  you of the tax  status  of such distributions  for federal  income tax purposes  shortly after the close of each calendar  year.  If you have not held Fund  shares for a full  year,  a Fund may designate and  distribute  to you, as ordinary  income,  qualified  dividends or capital  gains,  and in the case of  non-U.S.  shareholders,  a Fund may further designate and distribute as  interest-related  dividends and short-term  capital gain dividends, a percentage of income that is not equal to the actual amount of such income  earned during the period of your  investment  in the Fund.  Taxable distributions  declared by a Fund in December to  shareholders of record in such month, but paid in January are taxable to you as if they were paid in December.

                                    TAXATION

Election to be Taxed as a Regulated Investment Company

     Each Fund has  elected,  or intends to elect,  to be treated as a regulated investment  company under Subchapter M of the Internal Revenue Code ("Code") and intends to so qualify during the current fiscal year. As a regulated  investment company,  a Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a
Fund's net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.  If net long-term  capital gain is retained,  a Fund would be taxed on the gain,  and  shareholders  would be notified  that they are entitled to a credit or refund for the tax paid by the Fund.  If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and  possibly  state,  corporate  taxes on its  taxable  income and  gains,  and distributions to you will be taxed as qualified dividend income to the extent of such Fund's earnings and profits.

     In order to qualify as a regulated  investment  company for federal  income tax purposes, each Fund must meet certain specific requirements, including:

     (i)  A Fund must maintain a diversified portfolio of securities, wherein no security,  including  the  securities of a qualified  publicly  traded partnership (other than U.S.  government  securities and securities of other  regulated  investment  companies)  can exceed 25% of the Fund's total assets,  and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment  companies) can exceed 5%
          of the Fund's total assets or 10% of the outstanding voting securities of the issuer;
     (ii) A Fund must derive at least 90% of its gross  income  from  dividends, interest,  payments with respect to securities  loans,  gains from the sale or disposition  of stock,  securities or foreign  currencies,  or other income derived with respect to its business of investing in such stock,  securities,  or  currencies,  and net income  derived  from an interest in a qualified publicly traded partnership; and
     (iii) A Fund  must  distribute  to its  shareholders  at  least  90% of its investment  company taxable income and net tax-exempt  income for each of its fiscal years.

Excise Tax Distribution Requirements

     As a regulated investment company,  each Fund is required to distribute its income and gains on a calendar year basis,  regardless of the Fund's fiscal year end as follows:

     Required distributions.  To avoid federal excise taxes, the Code requires a
Fund to  distribute  to you by  December  31 of each  year,  at a  minimum,  the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the  twelve-month  period ending  October 31; and 100% of any  undistributed  amounts from the prior year.
The Funds intend to declare and pay these  distributions  in December (or to pay them in January,  in which case you must treat them as received in December) but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

     Post-October  losses.   Because  the  periods  for  measuring  a  regulated
investment  company's  income are  different  for excise and income tax purposes special rules are required to protect the amount of earnings and profits  needed to support excise tax  distributions.  For instance,  if a regulated  investment company that uses October 31st as the measurement  period for paying out capital gain net income  realizes  a net  capital  loss after  October 31 and before the close of its taxable year, the fund likely would have insufficient  earnings and profits for that taxable year to support the dividend  treatment of its required distributions for that calendar year. Accordingly,  a Fund is permitted to elect to treat net capital losses realized  between November 1 and its fiscal year end of June 30 ( "post-October loss") as occurring on the first day of the following tax year (i.e., July 1).

Redemption of Fund Shares

     Exchanges and  redemptions  (including  redemptions in kind) of Fund shares are  taxable  transactions  for federal and state  income tax  purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

     Redemptions at a loss within six months of purchase. Any loss incurred on a redemption  or exchange of shares held for six months or less will be treated as long-term  capital loss to the extent of any long-term  capital gain distributed to you by the Fund on those shares.

     Wash sales.  All or a portion of any loss that you realize on a  redemption of your Fund shares will be  disallowed  to the extent that you buy other shares in the Fund  (through  reinvestment  of dividends or  otherwise)  within 30 days before or after your share  redemption.  Any loss  disallowed  under these rules will be added to your tax basis in the new shares.

     Deferral of basis - Class A shares only.  In reporting  gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

     IF:

     o    In your original purchase of Fund shares,  you received a reinvestment right (the right to reinvest your sales  proceeds at a reduced or with no sales charge); and
     o    You sell some or all of your  original  shares within 90 days of their purchase; and
     o    You reinvest the sales  proceeds in the Fund or in another  fund,  and the sales charge that would otherwise apply is reduced or eliminated;

     THEN: In reporting  any gain or loss on your sale,  all or a portion of the sales charge that you paid for your  original  shares is excluded  from your tax basis in the shares sold and added to your tax basis in the new shares.

U.S. Government Obligations

     Income earned on certain U.S.  government  obligations is exempt from state and local  personal  income taxes if earned  directly by you.  States also grant tax-free  status  to  dividends  paid to you  from  interest  earned  on  direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a
Fund in certain other obligations,  such as repurchase agreements collateralized by U.S.  government  obligations,  commercial  paper and  federal  agency-backed obligations  (e.g.,  GNMA or FNMA  obligations),  generally does not qualify for tax-free  treatment.  The rules on  exclusion of this income are  different  for corporations.

Qualified Dividend Income for Individuals

     For individual shareholders,  a portion of the dividends paid by a Fund may be qualified  dividends  eligible for taxation at long-term  capital gain rates.
This reduced rate  generally is available for dividends  paid by the Fund out of dividends earned on the Fund's investment in stocks of domestic corporations and qualified foreign corporations.

     Both a Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment.  Specifically,  the Fund must hold the stock for at least 61 days  during  the  121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day  period  beginning 60 days before the Fund distribution  goes ex-dividend.  The ex-dividend date is the first date following the  declaration  of a dividend on which the purchaser of stock is not entitled to receive the dividend  payment.  When counting the number of days you held your Fund shares,  include the day you sold your shares but not the day you acquired these shares.

     While the income  received in the form of a qualified  dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax adviser.

     After the close of its fiscal  year, a Fund will  designate  the portion of its ordinary  dividend  income that meets the  definition of qualified  dividend income  taxable at reduced  rates.  If 95% or more of the Fund's  income is from qualified  sources,  it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

     For corporate  shareholders,  a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a
Fund that so qualifies  will be  designated  each year in a notice mailed to the
Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic  (U.S.)  corporations  that would have  qualified for the dividends-received  deduction in the hands of the Fund if the Fund was a regular corporation.

     The availability of the dividends-received  deduction is subject to certain holding  period and debt  financing  restrictions  imposed under the Code on the corporation  claiming  the  deduction.  The amount that a Fund may  designate as eligible for the  dividends-received  deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were  debt-financed or held by the Fund for less than a minimum  period of time,  generally 46 days during a
91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your  Fund  shares  are  debt-financed  or held by you for less than a 46-day period then the  dividends-received  deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion)
must be included in your alternative minimum taxable income calculation.

Investment in Complex Securities

     The Funds  may  invest in  complex  securities  that  could be  subject  to numerous  special  and  complex tax rules.  These  rules  could  accelerate  the recognition of income by a Fund (possibly  causing a Fund to sell  securities to raise the cash for  necessary  distributions)  and/or defer a Fund's  ability to recognize a loss, and, in limited cases,  subject a Fund to U.S.  federal income tax. These rules could also affect whether gain or loss  recognized by a Fund is treated as ordinary or capital,  or as interest or dividend income.  These rules could,  therefore,  affect  the  amount,  timing  or  character  of  the  income distributed to you by a Fund. For example:

     Short sales.  The All Cap Value Fund's entry into a short sale  transaction or an option or other contract could be treated as the "constructive sale" of an
"appreciated  financial  position," causing it to realize gain, but not loss, on the position.

     Tax straddles.  A Fund's  investment in options in connection  with certain hedging  transactions could cause it to hold offsetting positions in securities.
If a Fund's risk of loss with respect to specific securities in its portfolio is substantially  diminished by the fact that it holds other  securities,  the Fund could be deemed to have  entered into a tax  "straddle"  or to hold a "successor position"  that would  require any loss  realized  by it to be deferred  for tax purposes.

     Convertible  debt.  Convertible  debt is  ordinarily  treated  as a "single property"  consisting of a pure debt interest until conversion,  after which the investment  becomes an equity  interest.  If the security is issued at a premium
(i.e.,  for cash in  excess  of the face  amount  payable  on  retirement),  the creditor-holder  may  amortize  the  premium  over the life of the bond.  If the
security   is  issued  for  cash  at  a  price  below  its  face   amount,   the
creditor-holder  must accrue  original issue discount in income over the life of the debt.

     Investment in taxable mortgage pools (excess inclusion income). Real estate investment  trusts  ("REITs") in which a Fund invests (if any) may hold residual interests in certain  mortgage  pooling  vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets  qualifying as a "taxable mortgage pool" for U.S.
federal income tax purposes.  The portion of a Fund's income received from REMIC residual  interests,  either  directly or through an  investment  in a REIT that holds such  interests or qualifies  as a taxable  mortgage  pool (such income is referred to in the Code as "excess inclusion  income")  generally is required to be  allocated  by the  Fund to the  Fund's  shareholders  in  proportion  to the dividends  paid  to such  shareholders  with  the  same  consequences  as if the shareholders received the excess inclusion income directly.

     Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess  inclusion  income that is allocable to the percentage of its shares held in record name by "disqualified  organizations," which are generally certain cooperatives,  governmental  entities and tax-exempt  organizations that are exempt from tax on unrelated  business  taxable  income.  To the extent that
Fund shares owned by "disqualified  organizations"  are held in record name by a broker/dealer  or other  nominee,  the  broker/dealer  or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income  allocable to Fund shares held by the  broker/dealer  or other nominee on behalf of the "disqualified  organizations."  The Funds expect that disqualified organizations  own their shares.  Because this tax is imposed at the Fund level,
all   shareholders,   including   shareholders   that   are   not   disqualified
organizations,  will bear a portion of the tax cost  associated  with the Fund's receipt of excess inclusion income. However, to the extent permissible under the
1940 Act, regulated  investment  companies such as the Funds are permitted under
Treasury  Regulations to specially allocate this tax expense to the disqualified organizations  to which it is  attributable,  without  a  concern  that  such an allocation will constitute a preferential dividend.

     In addition,  with respect to Fund  shareholders who are not nominees,  for
Fund taxable  years  beginning  on or after  January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

     o    If the excess  inclusion  income  received  by a Fund from all sources exceeds 1% of the Fund's gross income,  it must inform the non-nominee shareholders  of the amount and character of excess  inclusion  income allocated to them; and
     o    If a Fund receives  excess  inclusion  income from a REIT whose excess inclusion  income in its most  recent  tax year  ending not later than nine months  before the first day of the Fund's  taxable year exceeded
          3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders  of the amount  and  character  of the  excess  inclusion income allocated to them from such REIT.

     Under these rules,  the taxable  income of any Fund  shareholder  can in no event be less that the sum of the  excess  inclusion  income  allocated  to that shareholder  and any such  excess  inclusion  income  cannot  be  offset  by net operating losses of the shareholder.  If the shareholder is a tax-exempt  entity and not a  "disqualified  organization,"  then this  income is fully  taxable as unrelated business taxable income under the Code. Charitable remainder trusts do not incur  UBTI by  receiving  excess  inclusion  income  from the Fund.  If the shareholder  is a non-U.S.  person,  such  shareholder  would be subject to U.S.
federal income tax withholding at a rate of 30% on this income without reduction or exemption  pursuant to any  otherwise  applicable  income tax treaty.  If the shareholder  is a REIT,  a regulated  investment  company,  common trust fund or other  pass-through  entity,  such  shareholder's  allocable share of the Fund's excess  inclusion  income would be considered  excess  inclusion  income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess  inclusion  income allocated to their owners that are disqualified organizations.  Accordingly,  investors  should be aware  that a portion  of the
Fund's income may be considered excess inclusion income.

     Compliance  with  these   requirements   will  require  a  Fund  to  obtain
significant cooperation from the REITs in which it invests.

     Investments in securities of uncertain tax character.  Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such  securities  or the income  from such  securities  differs  from the tax treatment  expected by a Fund, it could affect the timing or character of income recognized by the Fund,  requiring the Fund to purchase or sell  securities,  or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

     Backup Withholding.  By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

     o    provide  your  correct  social  security  or  taxpayer  identification number;
     o    certify that this number is correct;
     o    certify that you are not subject to backup withholding; and
     o    certify that you are a U.S. person (including a U.S. resident alien).

     A  Fund  also  must  withhold  if  the  IRS  instructs  it to do  so.  When withholding  is  required,  the amount will be 28% of any  dividends or proceeds paid.  The special U.S. tax  certification  requirements  applicable to non-U.S.
investors are described under the "Non-U.S. Investors" heading below.

Non-U.S. Investors

     Non-U.S.  investors  (shareholders  who,  as to the  United  States,  are a nonresident alien individual,  foreign trust or estate, foreign corporation,  or foreign  partnership) may be subject to U.S.  withholding and estate tax and are subject to special  U.S.  tax  certification  requirements.  Non-U.S.  investors
should  consult  their  tax  advisers  about  the   applicability  of  U.S.  tax
withholding and the use of the appropriate forms to certify their status.

     In general.  The United  States  imposes a flat 30%  withholding  tax (or a withholding tax at a lower treaty rate) on U.S. source  dividends,  including on income  dividends  paid to you by a Fund,  subject  to  certain  exemptions  for
dividends  designated  as  capital  gain  dividends,   short-term  capital  gain
dividends  and   interest-related   dividends  as  described   below.   However,
notwithstanding  such  exemptions  from  U.S.  withholding  at the  source,  any dividends and distributions of income and capital gains,  including the proceeds from the sale of your Fund shares,  will be subject to backup  withholding  at a rate of 28% if you fail to properly certify that you are not a U.S. person.

     Capital gain  dividends & short-term  capital gain  dividends.  In general, capital gain  dividends  designated by a Fund and paid from either  long-term or short-term  capital gains (other than gain realized on  disposition of U.S. real property  interests)  are not subject to U.S.  withholding  tax unless you are a nonresident  alien  individual  present  in the  United  States  for a period or periods aggregating 183 days or more during the taxable year.

     Interest-related dividends. Interest-related dividends designated by a Fund and paid from qualified net interest income are not subject to U.S.  withholding tax.  "Qualified  interest income"  includes,  in general,  U.S. source (1) bank deposit interest,  (2) short-term  original discount and (3) interest (including original  issue  discount,  market  discount,  or  acquisition  discount)  on an obligation  which is in  registered  form,  unless it is earned on an obligation issued  by a  corporation  or  partnership  in which  the  Fund is a  10-percent shareholder or is contingent  interest,  and (4) any  interest-related  dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less  than the  amount  that is so  qualified.  This is  because  the designation  is based on an estimate of a Fund's  qualified net interest  income for its entire  fiscal  year,  which can only be  determined  with  exactness at fiscal year end. As a  consequence,  a Fund may  overwithhold  a small amount of
U.S. tax from a dividend  payment.  In this case, the non-U.S.  investor's  only recourse may be to either forgo recovery of the excess withholding, or to file a
United States nonresident income tax return to recover the excess withholding.

     Further  limitations  on tax reporting for  interest-related  dividends and short-term  capital gain dividends for non-U.S.  investors;  sunset rule. It may not be practical in every case for a Fund to  designate,  and each Fund reserves the right in these cases to not designate,  small amounts of interest-related or short-term  capital  gain  dividends.  Additionally,  a  Fund's  designation  of interest-related  or short-term capital gain dividends may not be passed through
to   shareholders   by   intermediaries   who   have   assumed   tax   reporting
responsibilities  for this income in managed or omnibus  accounts due to systems limitations  or operational  constraints.  The exemption  from  withholding  for short-term capital gain dividends and interest-related  dividends paid by a Fund is  effective  for  dividends  paid  with  respect  to  taxable  years of a Fund beginning  after  December  31,  2004 and  before  January 1, 2008  unless  such exemptions are extended or made permanent.

     Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment
Trusts  (REITs).  The sale of a U.S. real  property  interest by a Fund, or by a
REIT or U.S. real property  holding  corporation in which the Fund invests,  may trigger  special  tax  consequences  to the Fund's  non-U.S.  shareholders.  The
Foreign  Investment  in Real Property Tax Act of 1980  (FIRPTA)  makes  non-U.S.
persons  subject to U.S. tax on disposition of a U.S. real property  interest as if he or she were a U.S.  person.  Such gain is sometimes  referred to as FIRPTA gain. The Code provides a look-through  rule for distributions of FIRPTA gain by a regulated investment company (RIC) such as a Fund, as follows:

     o    The RIC is classified as a qualified  investment  entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the
          RIC's assets  consists of interests  in REITs and U.S.  real  property holding corporations;
     o    You are a  non-U.S.  shareholder  that owns more than 5% of a class of
          Fund shares at any time during the one-year  period ending on the date of the distribution; and
     o    If these conditions are met, Fund  distributions to you are treated as gain from the  disposition of a U.S. real property  interest  (USRPI), causing the  distribution  to be subject to U.S.  withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.
     o    In addition,  even if you are a non-U.S.  shareholder  that owns 5% or less  of a  class  of  shares  of a  Fund  classified  as a  qualified investment  entity,  Fund  distributions  to you  attributable to gain realized  by the Fund from  disposition  of USRPI  will be  treated as ordinary  dividends  (rather  than short- or long-term  capital  gain)
          subject to withholding at a 30% or lower treaty rate.

     Because  each Fund  expects  to invest  less than 50% of its  assets at all times,  directly and indirectly,  in U.S. real property interests,  the Funds do not expect to pay any  dividends  that would be subject to FIRPTA  reporting and tax withholding.

     Net investment  income from dividends on stock and foreign source  interest income continue to be subject to withholding tax; effectively  connected income.
Ordinary dividends paid by a Fund to non-U.S.  investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and
(ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.
If you hold your Fund shares in connection  with a U.S. trade or business,  your income and gains will be considered  effectively  connected  income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident
U.S. income tax return.

     U.S.  estate tax. An  individual  who, at the time of death,  is a non-U.S.
shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless  a treaty  exemption  applies.  If a treaty  exemption  is  available,  a decedent's estate may nonetheless need to file a U.S. estate tax return to claim the  exemption  in order to  obtain a U.S.  federal  transfer  certificate.  The transfer  certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit  (equivalent to U.S. situs assets with a value of $60,000).  For estates  with U.S.  situs assets of not more than
$60,000,  the Fund may accept, in lieu of a transfer  certificate,  an affidavit from an appropriate  individual evidencing that decedent's U.S. situs assets are below this threshold  amount.  In addition,  a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident  decedent.  The amount  treated as exempt is based upon the  proportion  of the assets held by a
Fund at the end of the quarter  immediately  preceding the decedent's death that are debt  obligations,  deposits,  or other  property  that would  generally  be treated as situated  outside the United  States if held  directly by the estate.
This  provision  applies to decedents  dying after  December 31, 2004 and before
January 1, 2008, unless such provision is extended or made permanent.  Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S.  shareholder  entitled  to claim the  benefits of an  applicable  tax treaty may be different from those described herein.  Non-U.S.  shareholders are urged to consult  their own tax  advisers  with  respect to the  particular  tax consequences to them of an investment in a Fund,  including the applicability of foreign tax.

     U.S tax certification  rules.  Special U.S. tax certification  requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence.  In general, a non-U.S.  shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person,  to claim that you are the beneficial owner of the income and, if applicable,  to claim a reduced rate of, or exemption from,  withholding as a  resident  of a country  with  which the  United  States  has an income tax treaty. A Form W-8 BEN provided without a U.S.  taxpayer  identification  number will  remain in effect for a period  beginning  on the date signed and ending on the last day of the third  succeeding  calendar year unless an earlier change of circumstances makes the information on the form incorrect.

     The discussion of "Distributions" and "Taxation" is not intended or written to be used as tax  advice  and does not  purport  to deal with all  federal  tax consequences  applicable to all  categories  of investors,  some of which may be subject to special rules. You should consult your own tax adviser regarding your particular circumstances before making an investment in a Fund.

                               GENERAL INFORMATION

Independent Registered Public Accounting Firm

     The Trust's  independent  registered  public accounting firm, Ernst & Young
LLP, 233 South Wacker Drive, Chicago,  Illinois 60606, audits and reports on the
Funds' annual financial  statements,  reviews certain regulatory reports and the
Funds' federal income tax returns,  and performs other professional  accounting, auditing,  tax  and  advisory  services  when  engaged  to do so by  the  Funds.
Shareholders  will receive annual audited  financial  statements and semi-annual unaudited financial statements.

Code of Ethics

     The  Trust  and  OCM,  in its role as the  Funds'  investment  manager  and distributor,  have  adopted a Code of Ethics for certain  access  persons of the
Trust and OCM, which includes the Trustees and certain officers and employees of the Trust and OCM.  The Code of Ethics is designed to ensure that Fund  insiders act in the  interest  of the Funds and their  shareholders  with  respect to any personal  trading of  securities.  Under the Code of Ethics,  access persons are prohibited from knowingly buying or selling securities that are being purchased, sold or  considered  for  purchase  or sale by the  Funds.  The  Code of  Ethics contains  even more  stringent  investment  restrictions  and  prohibitions  for insiders who participate in the Fund's investment decisions.  The Code of Ethics also contains certain  reporting  requirements and securities  trading clearance procedures.

Proxy Voting Policies

     The Board of Trustees of the Trust,  on behalf of the Funds,  has delegated all proxy voting  responsibilities  related to the portfolio  securities held by the Funds to OCM. OCM has adopted  proxy  voting  policies  and  procedures  and understands  its  obligation  to ensure  that the  proxies are voted in the best interests of its clients.

     OCM has entered into an agreement with Institutional  Shareholder Services,
Inc. ("ISS"), a Delaware corporation,  in order to vote proxies for which OCM is responsible.  Pursuant to this  agreement,  an ISS account manager will exercise his or her  authority and  responsibility  to execute proxy ballots on behalf of
OCM and the  Funds.  ISS  will  vote  such  proxies  in  accordance  with  ISS's proprietary  research  and its proxy  voting  guidelines  which are reviewed and approved at least annually by OCM. Notwithstanding the contractual delegation to
ISS, OCM will  continue to monitor the proxy  voting.  If OCM  disagrees  with a proxy voting  recommendation  made by ISS, OCM  maintains  the right to override
ISS's  recommendation  and  instruct  ISS to vote (which  could  include  voting
"abstain"  or  withholding  a  vote   completely)   the  proxy  based  on  OCM's
determination.

     OCM does not anticipate conflicts of interest with respect to proxy voting.
In addition,  OCM anticipates that it will generally follow the  recommendations of ISS, thus further reducing the likelihood of potential conflicts of interest.
If OCM elects to override a recommendation  from ISS, OCM will determine whether such override presents a potential conflict of interest.  If OCM determines that a  conflict  of  interest  is  present,  then OCM  will:  (i) vote the  proxy in accordance with the ISS recommendation;  (ii) follow its internal procedures for resolving  proxy  conflicts of interest;  or (iii) engage an  independent  third party to perform the proxy analysis and issue a  recommendation  on how to vote.
In accordance with its procedures,  OCM will: (i) prepare a conflict of interest memo detailing the potential issues and/or conflicts of interest;  (ii) assemble the entire  research  staff and  management to review the memo and make a voting recommendation;  (iii)  make a  decision  on how to vote the proxy  based on all available  information and in the best interest of the advisory client; and (iv)
maintain written documentation  detailing the proxy voting decision with respect to each  proxy  for  which  OCM  determines  there is a  potential  conflict  of interest.  In  addition,  OCM may elect to disclose  the  potential  conflict of interest to the Funds.  Once the  decision is made,  ISS will vote the proxy via the ISS Votex System based on OCM's or the independent third party's decision.

     OCM will report to the Board of Trustees of the Trust,  on not less than an annual basis.  OCM will inform the Trustees  regarding any conflicts of interest that arise from proxy votes and how such conflicts were resolved. See Appendix A to this SAI for a summary of ISS's voting policies.

     OCM's proxy voting record for the Funds for annual  periods  ending June 30 each  year  will be  available  to  shareholders.  The  proxy  voting  record is available,  without charge, upon request by calling,  toll-free,  1-800-799-2113 and on the SEC website at http://www.sec.gov.  OCM will deliver this information via first class mail (or other means designed to ensure equally prompt delivery)
within three business days of receiving the request.

                              FINANCIAL STATEMENTS

     The financial  statements  and financial  highlights  for each Fund for the fiscal year ended June 30,  2007,  which appear in the Funds'  Annual  Report to
Shareholders  and  the  report  thereon  by  Ernst  &  Young  LLP,  each  Fund's independent  registered  public  accounting  firm, also appearing  therein,  are incorporated by reference into this SAI. The Annual and Semi-Annual  Reports may be obtained, without charge, by writing or calling the Funds' Distributor at the address or number listed on the cover page of this SAI.

                                   APPENDIX A

                   ISS 2007 US PROXY VOTING GUIDELINES SUMMARY

1.   Operational Items

Adjourn Meeting
Generally  vote AGAINST  proposals to provide  management  with the authority to adjourn an annual or special  meeting absent  compelling  reasons to support the proposal.

Vote FOR proposals that relate  specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.  Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST  proposals to reduce quorum  requirements for shareholder  meetings below a majority of the shares  outstanding  unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping  nature (updates or corrections).

Auditor Indemnification and Limitation of Liability
Consider the issue of auditor  indemnification  and limitation of liability on a
CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     o    The  terms  of the  auditor  agreement-  the  degree  to  which  these agreements impact shareholders' rights;
     o    Motivation and rationale for establishing the agreements;
     o    Quality of disclosure; and
     o    Historical practices in the audit area.

WITHHOLD  against  members of an audit  committee in  situations  where there is persuasive  evidence  that the audit  committee  entered  into an  inappropriate indemnification  agreement  with its  auditor  that  limits  the  ability of the company,  or its  shareholders,  to pursue legitimate legal recourse against the audit firm.

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o    An  auditor  has a  financial  interest  in or  association  with  the company, and is therefore not independent,
     o    There is reason to believe that the  independent  auditor has rendered an opinion which is neither  accurate nor  indicative of the company's financial position, or
     o    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit   ("other")   fees  >   audit   fees  +   audit-related   fees  +  tax
compliance/preparation fees

Tax compliance and  preparation  include the preparation of original and amended tax returns,  refund claims and tax payment planning.  All other services in the tax  category,  such as tax advice,  planning or  consulting  should be added to
"Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote  CASE-BY-CASE  on  shareholder  proposals  asking for audit firm  rotation, taking into account:

     o    The tenure of the audit firm;
     o    The length of rotation specified in the proposal;
     o    Any significant audit-related issues at the company;
     o    The number of Audit Committee meetings held each year;
     o    The number of financial experts serving on the committee; and
     o    Whether the company has a periodic  renewal  process where the auditor is evaluated for both audit quality and competitive price.

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management  proposals to change the date, time,  and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder  proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2.   Board of Directors:

Voting on Director Nominees in Uncontested Elections
Vote  CASE-BY-CASE  on  director  nominees,  examining,  but not limited to, the following factors:

     o    Composition of the board and key board committees;
     o    Attendance at board and committee meetings;
     o    Corporate governance provisions and takeover activity;
     o    Disclosures under Section 404 of Sarbanes-Oxley Act;
     o    Long-term company performance relative to a market and peer index;
     o    Extent of the director's investment in the company;
     o    Existence of related party transactions;
     o    Whether the chairman is also serving as CEO;
     o    Whether a retired CEO sits on the board;
     o    Number of outside boards at which a director serves;
     o    Majority vote standard for director  elections  without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     o    Attend  less  than 75  percent  of the board  and  committee  meetings without a valid excuse (such as illness,  service to the nation,  work on behalf of the company);
     o    Sit on more than six public company boards;
     o    Are CEOs of public  companies  who sit on the  boards of more than two public  companies  besides  their own-  withhold only at their outside boards.

WITHHOLD  from the entire board of  directors,  (except from new  nominees,  who should be considered on a CASE-BY-CASE basis) if:

     o    The company's proxy  indicates that not all directors  attended 75% of the  aggregate  of their board and  committee  meetings,  but fails to provide  the  required  disclosure  of  the  names  of  the  directors involved.  If this information  cannot be obtained,  withhold from all incumbent directors;
     o    The  company's  poison  pill has a  dead-hand  or  modified  dead-hand feature. Withhold every year until this feature is removed;
     o    The board adopts or renews a poison pill without shareholder  approval since  the  beginning  of  2005,  does not  commit  to  putting  it to shareholder  vote  within 12  months  of  adoption,  or  reneges  on a commitment  to put  the  pill to a vote,  and has not yet  received  a withhold recommendation for this issue;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval by a majority of the shares outstanding the previous year;
     o    The  board  failed  to act on a  shareholder  proposal  that  received approval  of  the  majority  of  shares  cast  for  the  previous  two consecutive years;
     o    The board  failed to act on takeover  offers where the majority of the shareholders  tendered their shares;
     o    At the previous  board  election,  any director  received more than 50 percent  withhold  votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o    The company is a Russell 3000 company that underperformed its industry group  (GICS  group)  under  the  criteria  discussed  in the  section
          "Performance Test for Directors."

WITHHOLD  from  Inside  Directors  and  Affiliated  Outside  Directors  (per the
Classification of Directors below) when:

     o    The inside or affiliated  outside  director serves on any of the three key committees: audit, compensation, or nominating;
     o    The company lacks an audit,  compensation,  or nominating committee so that the full board functions as that committee;
     o    The company lacks a formal nominating committee, even if board attests that  the  independent  directors  fulfill  the  functions  of  such a committee;
     o    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o    The non-audit fees paid to the auditor are excessive  (see  discussion under Auditor Ratification);
     o    A material weakness  identified in the Section 404  Sarbanes-Oxley Act disclosures  rises to a level of serious  concern;  there are  chronic internal  control  issues  and an  absence  of  established  effective control mechanisms;
     o    There is persuasive  evidence that the audit committee entered into an inappropriate  indemnification  agreement with its auditor that limits the ability of the company, or its shareholders,  to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     o    There is a negative  correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);
     o    The  company  reprices  underwater  options  for stock,  cash or other consideration without prior shareholder  approval,  even if allowed in their equity plan;
     o    The company fails to submit  one-time  transfers of stock options to a shareholder vote;
     o    The company fails to fulfill the terms of a burn rate  commitment they made to shareholders;
     o    The company has backdated options (see "Options Backdating" policy);
     o    The company has poor compensation  practices (see "Poor Pay Practices"
          policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2007 Classification of Directors

Inside Director (I)

     o    Employee of the company or one of its affiliates(2);
     o    Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
     o    Listed as a Section 16 officer(3);
     o    Current interim CEO;
     o    Beneficial owner of more than 50 percent of the company's voting power
          (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

     o    Board attestation that an outside director is not independent;
     o    Former CEO of the company;
     o    Former CEO of an acquired company within the past five years;
     o    Former  interim CEO if the  service was longer than 18 months.  If the service was between  twelve and eighteen  months an  assessment of the interim CEO's employment agreement will be made;(4)
     o    Former  executive(2) of the company,  an affiliate or an acquired firm within the past five years;
     o    Executive(2)  of a former parent or  predecessor  firm at the time the company was sold or split off from the  parent/predecessor  within the past five years;
     o    Executive,  former  executive,  general or limited  partner of a joint venture or partnership with the company;
     o    Relative(4)  of a  current  Section  16  officer  of  company  or  its affiliates;
     o    Relative(4) of a current  employee of company or its affiliates  where additional  factors  raise  concern  (which may  include,  but are not limited to, the following:  a director related to numerous  employees;
          the company or its  affiliates  employ  relatives  of  numerous  board members; or a non-Section 16 officer in a key strategic role);
     o    Relative(4) of former Section 16 officer,  of company or its affiliate within the last five years;
     o    Currently   provides   (or  a   relative(4)   provides)   professional
          services(6)  to the  company,  to an  affiliate  of the  company or an individual  officer of the company or one of its  affiliates in excess of $10,000 per year;
     o    Employed by (or a relative(4)  is employed by) a significant  customer or supplier(6);
     o    Has (or a relative(4)  has) any  transactional  relationship  with the company or its affiliates excluding investments in the company through a private placement;(6)
     o    Any  material  financial  tie or  other  related  party  transactional relationship to the company;  o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
     o    Has (or a relative(4) has) an interlocking  relationship as defined by
          the  SEC   involving   members  of  the  board  of  directors  or  its
          Compensation  and  Stock  Option  Committee;(8)
     o    Founder(8) of the company but not currently an employee;
     o    Is  (or a  relative(4)  is)  a  trustee,  director  or  employee  of a
          charitable  or  non-profit   organization   that  receives  grants  or
          endowments(6) from the company or its affiliates(1).

Footnotes:

     (1)  "Affiliate" includes a subsidiary, sibling company, or parent company.
          ISS uses 50 percent  control  ownership  by the parent  company as the standard for applying its affiliate designation.

     (2)  "Executives"  (officers  subject  to  Section  16  of  the  Securities
          Exchange  Act  of  1934)  include  the  chief  executive,   operating,
          financial,  legal,  technology,  and accounting  officers of a company
          (including the president,  treasurer,  secretary,  controller,  or any vice  president in charge of a principal  business  unit,  division or policy function).

     (3)  ISS will look at the terms of the interim CEO's employment contract to determine if it contains  severance pay,  long-term health and pension benefits or other such  standard  provisions  typically  contained  in contracts of permanent,  non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

     (4)  "Relative"  follows  the SEC's new  definition  of  "immediate  family
          members"  which  covers  spouses,  parents,  children,   step-parents,
          step-children,  siblings, in-laws, and any person (other than a tenant or  employee)  sharing  the  household  of any  director,  nominee for
          director,   executive  officer,  or  significant  shareholder  of  the company.

     (5)  Professional  services can be  characterized as advisory in nature and generally  include  the  following:  investment  banking  /  financial advisory  services;  commercial  banking  (beyond  deposit  services);
          investment services;  insurance services;  accounting/audit  services;
          consulting services;  marketing services; and legal services. The case of participation  in a banking  syndicate by a non-lead bank should be
          considered  a  transaction   (and  hence  subject  to  the  associated
          materiality test) rather than a professional relationship.

     (6)  If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's  gross  revenues.  (The recipient  is the party  receiving  the  financial  proceeds  from the transaction).

     (7)  Interlocks  include:  (a) executive  officers  serving as directors on each other's compensation or similar committees (or, in the absence of such a committee,  on the board) or (b) executive  officers sitting on
          each   other's   boards  and  at  least  one  serves  on  the  other's
          compensation  or  similar  committees  (or,  in the  absence of such a committee, on the board).

     (8)  The  operating  involvement  of the Founder  with the company  will be considered.  Little to no operating  involvement may cause ISS to deem the Founder as an independent outsider.

     (9)  For purposes of ISS' director independence classification,  "material"
          will be defined as a standard of relationship (financial,  personal or otherwise) that a reasonable  person might conclude could  potentially influence  one's  objectivity  in the boardroom in a manner that would have  a  meaningful  impact  on an  individual's  ability  to  satisfy requisite fiduciary standards on behalf of shareholders.

Independent Outside Director (IO)

     o    No material(10) connection to the company other than a board seat.

Age Limits
Vote AGAINST shareholder or management  proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR  proposals  seeking to fix the board size or  designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR  proposals  to repeal  classified  boards  and to elect  all  directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative  voting unless the company meets all of the
following criteria:

     o    Majority  vote standard in director  elections,  including a carve-out for plurality voting in contested situations;
     o    Annually elected board;
     o    Two-thirds of the board composed of independent directors;
     o    Nominating committee composed solely of independent directors;
     o    Confidential voting;  however, there may be a provision for suspending confidential voting during proxy contests;
     o    Ability of  shareholders  to call  special  meetings or act by written consent with 90 days' notice;
     o    Absence of superior voting rights for one or more classes of stock;
     o    Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
     o    The company has not  under-performed its both industry peers and index on both a one-year and three-year  total  shareholder  returns basis*, unless  there has been a change in the CEO  position  within  the last three years; and
     o    No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

*    Starting in 2007,  the industry  peer group used for this  evaluation  will change from the 4-digit  GICS group to the average of the 12  companies  in the same 6-digit GICS group that are closest in revenue to the company.  To fail, the company must  under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Director and Officer  Indemnification and Liability Protection
Vote  CASE-BY-CASE  on  proposals on director  and officer  indemnification  and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely  directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST  indemnification  proposals that would expand  coverage beyond just legal expenses to liability for acts, such as negligence,  that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory  indemnification of company officials in connection with acts that previously  the  company was  permitted  to provide  indemnification  for at the discretion of the company's board (i.e.  "permissive  indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals  providing such expanded  coverage in cases when a director's or officer's legal defense was  unsuccessful if both of the following apply:

     o    If the  director was found to have acted in good faith and in a manner that he reasonably  believed was in the best interests of the company;
          and
     o    If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director  qualifications.
Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote  AGAINST  proposals  that provide  that  directors  may be removed only for cause.

Vote FOR proposals to restore  shareholders' ability to remove directors with or without cause.

Vote AGAINST  proposals  that provide that only  continuing  directors may elect replacements to fill board vacancies.

Vote FOR proposals  that permit  shareholders  to elect  directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally  vote FOR  shareholder  proposals  requiring  the position of chair be filled by an  independent  director  unless  there  are  compelling  reasons  to recommend against the proposal, such as a counterbalancing governance structure.
This should include all of the following:

     o    Designated lead director,  elected by and from the  independent  board members with clearly  delineated and comprehensive  duties.  (The role may alternatively reside with a presiding director,  vice chairman, or rotating lead  director;  however the director must serve a minimum of one year in order to qualify as a lead  director.)  At a minimum these should include:

          -    Presides at all  meetings  of the board at which the  chairman is not  present,  including  executive  sessions of the  independent directors,
          -    Serves  as  liaison  between  the  chairman  and the  independent directors,
          -    Approves information sent to the board,
          -    Approves meeting agendas for the board,
          -    Approves  meetings  schedules to assure that there is  sufficient time for discussion of all agenda items,
          -    Has the authority to call meetings of the independent directors,
          -    If requested by major shareholders,  ensures that he is available for consultation and direct communication;

     o    Two-thirds independent board;
     o    All-independent key committees;
     o    Established governance guidelines;
     o    The company should not have underperformed both its industry peers and index on both a one-year  and  three-year  total  shareholder  returns basis*,  unless there has been a change in the  Chairman/CEO  position within that time;
     o    The company does not have any problematic governance issues.

*    Starting in 2007,  the industry  peer group used for this  evaluation  will change from the 4-digit  GICS group to the average of the 12  companies  in the same 6-digit GICS group that are closest in revenue to the company.  To fail, the company must  under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees
Vote FOR  shareholder  proposals  asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by
ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder  proposals  asking that board audit,  compensation,  and/or nominating  committees be composed exclusively of independent  directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding  resolutions  requesting that the board change the company's  bylaws to stipulate that directors need to be elected with an  affirmative  majority of votes cast,  provided it does not conflict with the state law where the company is incorporated.  Binding  resolutions need to allow for a carve-out for a plurality  vote standard when there are more nominees than board seats.

Companies  are strongly  encouraged to also adopt a  post-election  policy (also know as a director  resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an
Office of the Board of Directors in order to  facilitate  direct  communications between shareholders and non-management directors, unless the company has all of the following:

     o    Established a  communication  structure  that goes beyond the exchange
          requirements  to  facilitate  the  exchange  of  information   between
          shareholders and members of the board;
     o    Effectively  disclosed  information  with respect to this structure to its shareholders;
     o    Company has not ignored majority-supported  shareholder proposals or a majority withhold vote on a director nominee; and
     o    The company has an independent chairman or a lead/presiding  director, according to ISS'  definition.  This individual must be made available
          for  periodic   consultation  and  direct   communication  with  major
          shareholders.

Open Access
Generally  vote  FOR  reasonably   crafted   shareholder   proposals   providing
shareholders with the ability to nominate director  candidates to be included on management's proxy card, provided the proposal  substantially  mirrors the SEC's proposed  two-trigger  formulation  (see the proposed  "Security Holder Director
Nominations"  rule   (http://www.sec.gov/rules/proposed/34-48626.htm)   or  ISS'
comment  letter to the SEC  dated  6/13/2003,  available  on ISS  website  under
Governance Center- ISS Position Papers).

Performance Test for Directors
WITHHOLD from directors of Russell 3000 companies that  underperformed  relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's  operational  performance.  The market performance metric in the  methodology  is  five-year  Total  Shareholder  Return (TSR) on a relative  basis  within  each  four-digit  GICS  group.  The  three  operational performance  metrics are sales  growth,  EBITDA  growth,  and pre-tax  operating
Return on Invested  Capital  (ROIC) on a relative  basis within each  four-digit
GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing  12 month  period and 60 percent  on the 48 month  period  prior to the trailing  12  months.  This  methodology  emphasizes  the  company's  historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the new framework:

------------------------- -------------------------- ------------ --------------
Metrics                   Basis of Evaluation          Weighting   2nd Weighting
------------------------- -------------------------- ------------ --------------
Operational Performance                                                50%
------------------------- -------------------------- ------------ --------------
5-year Average pre-tax    Management efficiency in      33.3%
operating ROIC            deploying assets
------------------------- -------------------------- ------------ --------------
5-year Sales Growth       Top-Line                      33.3%
------------------------- -------------------------- ------------ --------------
5-year EBITDA Growth      Core-earnings                 33.3%
------------------------- -------------------------- ------------ --------------
Sub Total                                               100%
------------------------- -------------------------- ------------ --------------
Stock Performance                                                      50%
------------------------- -------------------------- ------------ --------------
5-year TSR                Market
------------------------- -------------------------- ------------ --------------
Total                                                                  100%
------------------------- -------------------------- ------------ --------------

Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold  votes in 2006 under the current  policy.  The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company  continues to be in the bottom five  percent  within its GICS group for that respective year and/or shows no improvement in its most recent trailing
12 months  operating  and market  performance  relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

Stock Ownership Requirements
Generally  vote AGAINST  shareholder  proposals that mandate a minimum amount of stock that  directors must own in order to qualify as a director or to remain on the board.  While stock  ownership  on the part of  directors  is  desired,  the company should determine the appropriate ownership requirement.

Vote  CASE-BY-CASE  on  shareholder  proposals  asking that the company  adopt a holding or retention  period for its  executives  (for  holding  stock after the vesting or exercise of equity  awards),  taking into account any stock ownership requirements or holding  period/retention  ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management  proposals to limit the tenure of outside directors  through term  limits.  However,  scrutinize  boards where the average tenure of all directors  exceeds 15 years for  independence  from management and for sufficient  turnover to ensure that new  perspectives are being added to the board.

3.   Proxy Contests

Voting for Director Nominees in Contested Elections
Vote  CASE-BY-CASE  on  the  election  of  directors  in  contested   elections,
considering the following factors:

     o    Long-term financial  performance of the target company relative to its industry;
     o    Management's track record;
     o    Background to the proxy contest;
     o    Qualifications of director nominees (both slates);
     o    Strategic  plan of  dissident  slate and quality of  critique  against management;
     o    Likelihood  that the  proposed  goals and  objectives  can be achieved
          (both slates);
     o    Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy  solicitation  expenses.  When voting  in  conjunction  with  support  of  a  dissident  slate,  vote  FOR  the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder  proposals  requesting that corporations adopt confidential voting,  use independent  vote  tabulators,  and use  independent  inspectors of election,  as long as the proposal  includes a provision  for proxy  contests as follows: In the case of a contested election,  management should be permitted to request that the dissident group honor its  confidential  voting policy.  If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals,  supporting those proposals which allow  shareholders  to  submit  proposals  as  close  to the  meeting  date  as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals  giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR  shareholder  proposals  requesting  that the company submit its poison pill  to a  shareholder  vote  or  redeem  it  UNLESS  the  company  has:  (1) A shareholder  approved  poison  pill in place;  or (2) The  company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     o    Shareholders have approved the adoption of the plan; or
     o    The  board,  in  its  exercise  of  its  fiduciary   responsibilities,
          determines that it is in the best interest of  shareholders  under the circumstances to adopt a pill without the delay in adoption that would result from seeking  stockholder  approval (i.e.  the "fiduciary  out"
          provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR  shareholder  proposals  calling  for poison  pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder  approved poison pill in place and has adopted a policy with the provisions  outlined above,  vote AGAINST the proposal.  If these conditions are not met,  vote FOR the  proposal,  but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification,  focusing on the features of the shareholder  rights plan. Rights plans should contain the following attributes:

     o    No lower than a 20% trigger, flip-in or flip-over;
     o    A term of no more than three years;
     o    No dead-hand,  slow-hand,  no-hand or similar  feature that limits the ability of a future board to redeem the pill;
     o    Shareholder redemption feature (qualifying offer clause); if the board refuses  to  redeem  the  pill 90 days  after a  qualifying  offer  is announced,  ten  percent of the  shares may call a special  meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to take action by written consent.

Vote FOR  proposals  to allow  or make  easier  shareholder  action  by  written consent.

Shareholder Ability to Call Special Meetings
Vote  AGAINST  proposals  to restrict or  prohibit  shareholder  ability to call special meetings.

Vote FOR proposals that remove  restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5.   Mergers and Corporate Restructurings

Overall Approach

For mergers and  acquisitions,  review and evaluate the merits and  drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     o    Valuation - Is the value to be received by the target shareholders (or paid by the  acquirer)  reasonable?  While the  fairness  opinion  may
          provide   an   initial   starting   point  for   assessing   valuation
          reasonableness,  emphasis  is  placed  on the  offer  premium,  market reaction and strategic rationale.
     o    Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
     o    Strategic  rationale  - Does the deal make sense  strategically?  From where is the value derived?  Cost and revenue  synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
     o    Negotiations   and  process  -  Were  the  terms  of  the  transaction
          negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for  shareholders.  Significant negotiation "wins" can also signify the deal makers'  competency.  The comprehensiveness  of the sales process (e.g.,  full auction,  partial auction, no auction) can also affect shareholder value.
     o    Conflicts of interest - Are insiders  benefiting  from the transaction disproportionately  and  inappropriately  as compared  to  non-insider shareholders?  As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold  these  interests.  Consider  whether  these interests may have influenced  these directors and officers to support or  recommend  the  merger.  The  CIC  figure  presented  in the  "ISS
          Transaction  Summary"  section of this report is an  aggregate  figure that can in certain cases be a misleading  indicator of the true value transfer from  shareholders to insiders.  Where such figure appears to be excessive,  analyze the underlying assumptions to determine whether a potential conflict exists.
     o    Governance  - Will  the  combined  company  have  a  better  or  worse governance  profile  than  the  current  governance  profiles  of  the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote  FOR  proposals  to  restore,  or  provide  shareholders  with,  rights  of appraisal.

Asset Purchases
Vote  CASE-BY-CASE  on  asset  purchase  proposals,  considering  the  following factors:

     o    Purchase price;
     o    Fairness opinion;
     o    Financial and strategic benefits;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives for the business;
     o    Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:

o        Impact on the balance sheet/working capital;
o        Potential elimination of diseconomies;
o        Anticipated financial and operating benefits;
o        Anticipated use of funds;
o        Value received for the asset;
o        Fairness opinion;
o        How the deal was negotiated;
o        Conflicts of interest.

Bundled Proposals
Vote  CASE-BY-CASE on bundled or "conditional"  proxy proposals.  In the case of items that are  conditioned  upon each other,  examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned  items is not in  shareholders'  best  interests,  vote AGAINST the  proposals.  If the combined effect is positive, support such proposals.

Conversion of Securities
Vote  CASE-BY-CASE  on  proposals  regarding  conversion  of  securities.   When
evaluating  these  proposals the investor should review the dilution to existing shareholders,  the conversion price relative to market value,  financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the  conversion  if it is expected  that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse
Leveraged  Buyouts/Wrap  Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote  CASE-BY-CASE  on proposals  regarding the formation of a holding  company, taking into consideration the following:

     o    The reasons for the change;
     o    Any financial or tax benefits;
     o    Regulatory benefits;
     o    Increases in capital structure;
     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling  financial reasons to recommend the transaction,  vote AGAINST the formation of a holding  company if the  transaction  would include either of the following:

     o    Increases  in common  or  preferred  stock in excess of the  allowable maximum (see discussion under "Capital Structure");
     o    Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote  CASE-BY-CASE  on going  private  transactions,  taking  into  account  the following:

     o    Offer price/premium;
     o    Fairness opinion;
     o    How the deal was negotiated;
     o    Conflicts of interest;
     o    Other alternatives/offers considered; and
     o    Non-completion risk.

Vote  CASE-BY-CASE  on  "going  dark"  transactions,   determining  whether  the
transaction enhances shareholder value by taking into consideration:

     o    Whether the company has attained  benefits from being  publicly-traded
          (examination of trading volume,  liquidity, and market research of the stock);
     o    Cash-out value;
     o    Whether the interests of continuing  and cashed-out  shareholders  are balanced; and
     o    The market reaction to public announcement of transaction.

Joint Ventures
Vote  CASE-BY-CASE on proposals to form joint ventures,  taking into account the following:

     o    Percentage of assets/business contributed;
     o    Percentage ownership;
     o    Financial and strategic benefits;
     o    Governance structure;
     o    Conflicts of interest;
     o    Other alternatives;
     o    Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:

     o    Management's efforts to pursue other alternatives;
     o    Appraisal value of assets; and
     o    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Vote  CASE-BY-CASE  on  mergers  and  acquisitions,   determining   whether  the
transaction  enhances  shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures
Vote  CASE-BY-CASE  on  proposals  regarding  private  placements,  taking  into consideration:

     o    Dilution to existing shareholders' position;
     o    Terms of the offer;
     o    Financial issues;
     o    Management's efforts to pursue other alternatives;
     o    Control issues;
     o    Conflicts of interest.

Vote FOR the private  placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:

     o    Tax and regulatory advantages;
     o    Planned use of the sale proceeds;
     o    Valuation of spinoff;
     o    Fairness opinion;
     o    Benefits to the parent company;
     o    Conflicts of interest;
     o    Managerial incentives;
     o    Corporate governance changes;
     o    Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial  advisor to explore  strategic  alternatives,  selling the
company  or   liquidating   the  company  and   distributing   the  proceeds  to
shareholders.  These  proposals  should  be  evaluated  based  on the  following factors:

     o    Prolonged poor performance with no turnaround in sight;
     o    Signs of entrenched board and management;
     o    Strategic plan in place for improving value;
     o    Likelihood of receiving reasonable value in a sale or dissolution; and
     o    Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.   State of Incorporation

Control Share Acquisition Provisions
Control  share  acquisition  statutes  function by denying  shares  their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those  shares  exceeding  ownership  limits may only be  restored  by approval of either a majority or supermajority of  disinterested  shares.  Thus, control share acquisition  statutes  effectively require a hostile bidder to put its offer to a shareholder vote or risk voting  disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would  enable the  completion  of a takeover  that  would be  detrimental  to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control  share  cash-out  statutes  give  dissident  shareholders  the  right to
"cash-out" of their position in a company at the expense of the  shareholder who has taken a control position.  In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits  realized from the sale of that company's  stock purchased 24 months before  achieving  control  status.  All sales of company  stock by the acquirer occurring  within a certain  period of time  (between  18 months  and 24 months)
prior  to  the   investor's   gaining   control  status  are  subject  to  these
recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote  CASE-BY-CASE on proposals to adopt fair price provisions  (provisions that stipulate  that an acquirer  must pay the same price to acquire all shares as it paid to  acquire  the  control  shares),  evaluating  factors  such as the  vote required to approve the proposed  acquisition,  the vote  required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote  FOR  proposals  to opt  out of  state  freeze-out  provisions.  Freeze-out provisions  force an investor who surpasses a certain  ownership  threshold in a company  to wait a  specified  period  of time  before  gaining  control  of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from  individuals  or groups  seeking  control  of the  company.  Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR  proposals  to adopt  anti-greenmail  charter  or bylaw  amendments  or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on  anti-greenmail  proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote  CASE-BY-CASE  on proposals to change a company's  state of  incorporation, taking into  consideration  both  financial and corporate  governance  concerns, including:

     o    The reasons for reincorporating;
     o    A comparison of the governance provisions;
     o    Comparative economic benefits; and
     o    A comparison of the jurisdictional laws.

Vote FOR  re-incorporation  when the  economic  factors  outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote  AGAINST   proposals  that  ask  the  board  to  consider   non-shareholder
constituencies  or other  non-financial  effects  when  evaluating  a merger  or business combination.

State Antitakeover Statutes
Vote  CASE-BY-CASE  on  proposals  to opt in or out of state  takeover  statutes
(including control share acquisition statutes,  control share cash-out statutes, freezeout  provisions,  fair price  provisions,  stakeholder  laws,  poison pill endorsements,  severance  pay  and  labor  contract  provisions,  anti-greenmail provisions, and disgorgement provisions).

7.   Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote  CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve  increases  beyond the  allowable  increase when a company's  shares are in danger of being  delisted or if a company's  ability to continue to operate as a going concern is uncertain.

In  addition,  for  capital  requests  less than or equal to 300  percent of the current  authorized  shares that  marginally  fail the calculated  allowable cap
(i.e.,  exceed the allowable cap by no more than 5 percent),  on a  CASE-BY-CASE basis, vote FOR the increase based on the company's  performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     o    Rationale;
     o    Good  performance with respect to peers and index on a five-year total shareholder return basis;
     o    Absence of non-shareholder approved poison pill;
     o    Reasonable equity compensation burn rate;
     o    No non-shareholder approved pay plans; and
     o    Absence of egregious equity compensation practices.

Dual-Class Stock
Vote  AGAINST  proposals  to create a new class of common  stock  with  superior voting rights.

Vote AGAINST  proposals at  companies  with  dual-class  capital  structures  to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     o    It is intended for  financing  purposes with minimal or no dilution to current shareholders;
     o    It is not  designed  to  preserve  the  voting  power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST  proposals that increase  authorized  common stock for the explicit purpose of  implementing  a  non-shareholder  approved  shareholder  rights plan
(poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder  proposals that seek preemptive rights,  taking
into  consideration:   the  size  of  a  company,  the  characteristics  of  its
shareholder base, and the liquidity of the stock.

Preferred Stock

Vote  AGAINST  proposals  authorizing  the  creation of new classes of preferred stock with unspecified  voting,  conversion,  dividend  distribution,  and other rights ("blank check" preferred stock).

Vote FOR proposals to create  "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR  proposals  to  authorize  preferred  stock in cases  where the company specifies the voting, dividend,  conversion,  and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST  proposals to increase  the number of blank check  preferred  stock authorized  for  issuance  when no shares  have been  issued or  reserved  for a specific purpose.

Vote  CASE-BY-CASE  on proposals to increase the number of blank check preferred shares after analyzing the number of preferred  shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     o    More simplified capital structure;
     o    Enhanced liquidity;
     o    Fairness of conversion terms;
     o    Impact on voting power and dividends;
     o    Reasons for the reclassification;
     o    Conflicts of interest; and
     o    Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR  management  proposals  to  implement  a reverse  stock  split to avoid delisting.

Vote  CASE-BY-CASE  on proposals to implement a reverse  stock split that do not proportionately  reduce the number of shares  authorized  for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions:  Splits and Dividends
Vote FOR management  proposals to increase the common share  authorization for a stock split or share dividend,  provided that the increase in authorized  shares would not result in an  excessive  number of shares  available  for  issuance as determined using a model developed by ISS.

Tracking Stock
Vote  CASE-BY-CASE  on the creation of tracking  stock,  weighing the  strategic value of the transaction against such factors as:

     o    Adverse governance changes;
     o    Excessive increases in authorized capital stock;
     o    Unfair method of distribution;
     o    Diminution of voting rights;
     o    Adverse conversion features;
     o    Negative impact on stock option plans; and
     o    Alternatives such as spin-off.

8.   Executive and Director Compensation

Equity Compensation Plans

Vote  CASE-BY-CASE on equity-based  compensation  plans. Vote AGAINST the equity plan if any of the following factors apply:

     o    The total cost of the company's equity plans is unreasonable;
     o    The plan  expressly  permits the  repricing of stock  options  without prior shareholder approval;

     o    There is a disconnect between CEO pay and the company's performance;
     o    The  company's  three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
     o    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans
Generally,  vote  AGAINST  equity  plans  if  the  cost  is  unreasonable.   For
non-employee  director plans,  vote FOR the plan if certain factors are met (see
Director Compensation section).

The cost of the equity plans is expressed as Shareholder  Value Transfer  (SVT), which is measured using a binomial option pricing model that assesses the amount of  shareholders'  equity flowing out of the company to employees and directors.
SVT is expressed as both a dollar  amount and as a percentage  of market  value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised.  All award types are valued.  For omnibus plans, unless  limitations  are  placed  on the most  expensive  types of  awards  (for example,  full  value  awards),  the  assumption  is made that all  awards to be granted will be the most  expensive  types.  See discussion of specific types of awards.

The   Shareholder   Value   Transfer  is   reasonable  if  it  falls  below  the
company-specific  allowable cap. The allowable cap is determined as follows: The top  quartile  performers  in each  industry  group  (using the Global  Industry
Classification  Standard  GICS) are  identified.  Benchmark  SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry  group to identify the variables most strongly correlated to SVT. The benchmark  industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific  performance measures,  size and cash  compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
Vote AGAINST  plans that  expressly  permit the  repricing of  underwater  stock options  without  prior  shareholder  approval,  even if the cost of the plan is reasonable.  Also,  WITHHOLD  from  members of the  Compensation  Committee  who approved and/or  implemented an option exchange  program by repricing and buying out  underwater  options for stock,  cash or other  consideration  or  canceling underwater  options and  regranting  options with a lower exercise price without prior shareholder approval,  even if such repricings are allowed in their equity plan.

Vote  AGAINST  plans if the company has a history of repricing  options  without shareholder  approval,  and the applicable  listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
Generally vote AGAINST plans in which:

     o    there is a  disconnect  between the CEO's pay and company  performance
          (an increase in pay and a decrease in performance);
     o    the main source of the pay increase (over half) is equity-based, and
     o    the CEO is a participant of the equity proposal.

Performance   decreases  are  based  on  negative  one-  and  three-year   total
shareholder  returns.  CEO pay  increases  are based on the CEO's  total  direct compensation  (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified  deferred  compensation  earnings,  and all other compensation)
increasing over the previous year.

WITHHOLD votes from the  Compensation  Committee  members when the company has a pay for performance disconnect.

On a CASE-BY-CASE  basis,  vote for equity plans and FOR compensation  committee members with a pay-for-performance  disconnect if compensation committee members can present strong and compelling  evidence of improved  committee  performance.
This evidence must go beyond the usual compensation committee report disclosure.
This additional evidence necessary includes all of the following:

     o    The  compensation  committee has reviewed all  components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;
          -    Accumulative  realized and unrealized stock option and restricted stock gains;
          -    Dollar value of perquisites  and other  personal  benefits to the
               CEO and the total cost to the company;
          -    Earnings and accumulated  payment obligations under the company's nonqualified deferred compensation program;
          -    Actual  projected   payment   obligations   under  the  company's
               supplemental executive retirement plan (SERPs).

     o    A tally sheet with all the above  components  should be disclosed  for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $__________;
          -    Payment if "not for cause"  termination  occurs within 12 months:
               $__________;
          -    Payment if  "change  of  control"  termination  occurs  within 12 months: $__________.

     o    The  compensation  committee  is  committed  to  providing  additional information on the named executives'  annual cash bonus program and/or long-term  incentive  cash  plan  for the  current  fiscal  year.  The compensation committee will provide full disclosure of the qualitative and  quantitative  performance  criteria  and  hurdle  rates  used  to determine  the  payouts  of the cash  program.  From this  disclosure, shareholders  will know the minimum level of performance  required for any cash  bonus to be  delivered,  as well as the  maximum  cash bonus payable for superior performance.

The  repetition  of  the  compensation  committee  report  does  not  meet  ISS'
requirement of compelling and strong evidence of improved disclosure.  The level of transparency  and disclosure is at the highest level where  shareholders  can understand  the  mechanics of the annual cash bonus and/or  long-term  incentive cash plan based on the additional disclosure.

     o    The  compensation  committee is  committed  to granting a  substantial portion  of  performance-based  equity  awards to the named  executive officers. A substantial portion of  performance-based  awards would be at  least  50  percent  of the  shares  awarded  to each of the  named executive officers. Performance-based equity awards are earned or paid out based on the  achievement  of  company  performance  targets.  The company will disclose the details of the  performance  criteria (e.g., return on equity) and the hurdle rates (e.g.,  15 percent)  associated with the performance targets. From this disclosure,  shareholders will know the minimum level of  performance  required for any equity grants to be  made.  The  performance-based  equity  awards  do not  refer to non-qualified stock options(10) or performance-accelerated grants.(11)
          Instead,  performance-based  equity awards are  performance-contingent grants where the  individual  will not receive the equity grant by not meeting the target performance and vice versa.

The  level  of  transparency  and  disclosure  is at  the  highest  level  where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     o    The  compensation  committee  has the sole  authority to hire and fire outside compensation consultants. The role of the outside compensation
          consultant  is  to  assist  the  compensation   committee  to  analyze
          executive  pay  packages or contracts  and  understand  the  company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company's most recent  three-year  burn rate exceeds one standard deviation in excess of the industry mean (per the following
Burn Rate  Table) and is over two  percent  of common  shares  outstanding.  The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However,  vote FOR equity plans if the company fails this burn rate test but the company  commits in a public  filing to a three-year  average burn rate equal to its GICS group burn rate mean plus one standard  deviation (or 2%,  whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company  fails to fulfill its burn rate  commitment,  vote to WITHHOLD from the compensation committee.

(10) Non-qualified  stock  options are not  performance-based  awards unless the grant or the vesting of the stock options is tied to the  achievement  of a pre-determined  and disclosed  performance  measure.  A rising stock market will  generally  increase  share  prices of all  companies,  despite of the company's underlying performance.

(11) Performance-accelerated  grants are awards that vest  earlier  based on the achievement of a specified measure.  However,  these grants will ultimately vest over time even without the attainment of the goal(s).

                                                          2007 Burn Rate Table
                                                              Russell 3000                          Non-Russell 3000
-------------------------------------------------------------------------------------     -----------------------------------
    GICS      Description                            Mean      Standard      Mean +         Mean      Standard       Mean +
                                                               Deviation     STDEV                    Deviation      STDEV
-------------------------------------------------------------------------------------     -----------------------------------
    1010      Energy                                 1.37%      0.92%        2.29%          1.76%      2.01%         3.77%
-------------------------------------------------------------------------------------     -----------------------------------
    1510      Materials                              1.23%      0.62%        1.85%          2.21%      2.15%         4.36%
-------------------------------------------------------------------------------------     -----------------------------------
    2010      Capital Goods                          1.60%      0.98%        2.57%          2.34%      1.98%         4.32%
-------------------------------------------------------------------------------------     -----------------------------------
    2020      Commercial Services & Supplies         2.39%      1.42%        3.81%          2.25%      1.93%         4.18%
-------------------------------------------------------------------------------------     -----------------------------------
    2030      Transportation                         1.30%      1.01%        2.31%          1.92%      1.95%         3.86%
-------------------------------------------------------------------------------------     -----------------------------------
    2510      Automobiles & Components               1.93%      0.98%        2.90%          2.37%      2.32%         4.69%
-------------------------------------------------------------------------------------     -----------------------------------
    2520      Consumer Durables & Apparel            1.97%      1.12%        3.09%          2.02%      1.68%         3.70%
-------------------------------------------------------------------------------------     -----------------------------------
    2530      Hotels Restaurants & Leisure           2.22%      1.19%        3.41%          2.29%      1.88%         4.17%
-------------------------------------------------------------------------------------     -----------------------------------
    2540      Media                                  1.78%      0.92%        2.70%          3.26%      2.36%         5.62%
-------------------------------------------------------------------------------------     -----------------------------------
    2550      Retailing                              1.95%      1.10%        3.05%          2.92%      2.21%         5.14%
-------------------------------------------------------------------------------------     -----------------------------------
 3010, 3020,  Food & Staples Retailing               1.66%      1.25%        2.91%          1.90%      2.00%         3.90%
    3030
-------------------------------------------------------------------------------------     -----------------------------------
    3510      Health Care Equipment & Services       2.87%      1.32%        4.19%          3.51%      2.31%         5.81%
-------------------------------------------------------------------------------------     -----------------------------------
    3520      Pharmaceuticals & Biotechnology        3.12%      1.38%        4.50%          3.96%      2.89%         6.85%
-------------------------------------------------------------------------------------     -----------------------------------
    4010      Banks                                  1.31%      0.89%        2.20%          1.15%      1.10%         2.25%
-------------------------------------------------------------------------------------     -----------------------------------
    4020      Diversified Financials                 2.13%      1.64%        3.76%          4.84%      5.03%         9.87%
-------------------------------------------------------------------------------------     -----------------------------------
    4030      Insurance                              1.34%      0.88%        2.22%          1.60%      1.96%         3.56%
-------------------------------------------------------------------------------------     -----------------------------------
    4040      Real Estate                            1.21%      1.02%        2.23%          1.21%      1.02%         2.23%
-------------------------------------------------------------------------------------     -----------------------------------
    4510      Software & Services                    3.77%      2.05%        5.82%          5.33%      3.13%         8.46%
-------------------------------------------------------------------------------------     -----------------------------------
    4520      Technology Hardware & Equipment        3.05%      1.65%        4.70%          3.58%      2.34%         5.92%
-------------------------------------------------------------------------------------     -----------------------------------
    4530      Semiconductors & Semiconductor         3.76%      1.64%        5.40%          4.48%      2.46%         6.94%
              Equip.
-------------------------------------------------------------------------------------     -----------------------------------
    5010      Telecommunication Services             1.71%      0.99%        2.70%          2.98%      2.94%         5.92%
--------------------------------------------------------------------------------------     ----------------------------------
    5510      Utilities                              0.84%      0.51%        1.35%          0.84%      0.51%         1.35%
-------------------------------------------------------------------------------------     -----------------------------------

For  companies  that  grant both full  value  awards and stock  options to their employees,  ISS shall  apply a premium on full  value  awards for the past three fiscal years. The guideline for applying the premium is as follows:

-------------------------------------------------------------------------------------------------------------------------
Characteristics                 Annual Stock Price Volatility   Premium
-------------------------------------------------------------------------------------------------------------------------
High annual volatility          53% and higher                  1 full-value award will count as 1.5 option shares
-------------------------------------------------------------------------------------------------------------------------
Moderate annual volatility      25% - 52%                       1 full-value award will count as 2.0 option shares
-------------------------------------------------------------------------------------------------------------------------
Low annual volatility           Less than 25%                   1 full-value award will count as 4.0 option shares
-------------------------------------------------------------------------------------------------------------------------

Poor Pay Practices
Vote  AGAINST  equity  plans if the  plan is a  vehicle  for  poor  compensation practices.

WITHHOLD from compensation  committee  members,  CEO, and potentially the entire board, if the company has poor compensation practices.  The following practices, while not  exhaustive,  are  examples of poor  compensation  practices  that may warrant withholding votes:

     o    Egregious  employment  contracts (e.g.,  those  containing  multi-year guarantees for bonuses and grants);
     o    Excessive perks that dominate  compensation  (e.g.,  tax gross-ups for personal use of corporate aircraft);
     o    Huge bonus payouts without  justifiable  performance linkage or proper disclosure;
     o    Performance  metrics  that are  changed  (e.g.,  canceled  or replaced during the  performance  period  without  adequate  explanation of the action and the link to performance);
     o    Egregious  pension/SERP   (supplemental   executive  retirement  plan)
          payouts (e.g., the inclusion of additional years of service not worked or  inclusion  of  performance-based  equity  awards  in  the  pension calculation);
     o    New CEO awarded an overly  generous new hire package (e.g.,  including excessive  "make whole"  provisions  or any of the poor pay  practices listed in this policy);
     o    Excessive  severance  provisions (e.g.,  including excessive change in control payments);
     o    Change  in  control   payouts  without  loss  of  job  or  substantial
          diminution of job duties;
     o    Internal pay disparity;
     o    Options backdating (covered in a separate policy); and
     o    Other  excessive  compensation  payouts or poor pay  practices  at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Options that have Dividend  Equivalent  Rights (DERs)  associated with them will have a higher  calculated award value than those without DERs under the binomial model,  based on the value of these dividend  streams.  The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan  specifications.  DERS transfer more  shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions,  shares tendered by an option holder to pay for the exercise of an option,  shares withheld for taxes or shares  repurchased by the company on the open market can be recycled  back into the equity plan for awarding again.  All awards with such provisions  should be valued as full-value awards.  Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Other Compensation Proposals and Policies
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion,  director  stock plans that set aside a relatively  small number of shares when combined with employee or executive stock  compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o    Director stock ownership  guidelines with a minimum of three times the annual cash retainer.
     o    Vesting schedule or mandatory holding/deferral period:
          -    A minimum  vesting of three years for stock options or restricted stock; or
          -    Deferred  stock  payable  at  the  end of a  three-year  deferral period.
     o    Mix between cash and equity:
          -    A balanced  mix of cash and  equity,  for  example  40%  cash/60%
               equity or 50% cash/50% equity; or
          -    If the  mix is  heavier  on the  equity  component,  the  vesting schedule or deferral  period should be more  stringent,  with the lesser of five years or the term of directorship.
     o    No  retirement/benefits   and  perquisites  provided  to  non-employee
          directors; and
     o    Detailed disclosure provided on cash and equity compensation delivered to each  non-employee  director  for the most recent  fiscal year in a table.  The column  headers for the table may  include the  following:
          name of each  non-employee  director,  annual retainer,  board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder  proposals to eliminate  retirement  plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)
Vote FOR  proposals  to  implement  an ESOP or  increase  authorized  shares for existing ESOPs,  unless the number of shares  allocated to the ESOP is excessive
(more than five percent of outstanding shares).

Employee Stock Purchase Plans- Qualified Plans
Vote CASE-BY-CASE on qualified  employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value;
     o    Offering period is 27 months or less; and
     o    The number of shares  allocated  to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified  employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value; or
     o    Offering period is greater than 27 months; or
     o    The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans- Non-Qualified Plans
Vote  CASE-by-CASE  on  nonqualified  employee  stock purchase  plans.  Vote FOR nonqualified employee stock purchase plans with all the following features:

     o    Broad-based participation (i.e., all employees of the company with the exclusion  of  individuals  with  5  percent  or  more  of  beneficial ownership of the company);
     o    Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
     o    Company   matching   contribution  up  to  25  percent  of  employee's
          contribution,  which is  effectively  a discount  of 20  percent  from market value;
     o    No discount on the stock price on the date of purchase  since there is a company matching contribution.

Vote AGAINST  nonqualified  employee  stock  purchase plans when any of the plan features do not meet the above criteria.  If the company  matching  contribution exceeds 25 percent of  employee's  contribution,  evaluate  the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation
Proposals)
Vote FOR proposals that simply amend shareholder-approved  compensation plans to include  administrative  features  or place a cap on the  annual  grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance  goals to existing  compensation  plans to
comply  with  the   provisions  of  Section   162(m)  unless  they  are  clearly
inappropriate.

Vote  CASE-BY-CASE  on amendments to existing plans to increase  shares reserved and to qualify for  favorable  tax  treatment  under the  provisions  of Section
162(m) as long as the plan does not exceed the  allowable  cap and the plan does not violate any of the supplemental policies.

Generally  vote FOR cash or cash and stock  bonus  plans that are  submitted  to shareholders  for the  purpose of  exempting  compensation  from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating
In cases  where a  company  has  practiced  options  backdating,  WITHHOLD  on a
CASE-BY-CASE basis from the members of the compensation committee,  depending on the severity of the practices and the subsequent  corrective actions on the part of the board.  WITHHOLD from the compensation  committee members who oversaw the questionable  options  grant  practices or from current  compensation  committee members  who fail to  respond  to the issue  proactively,  depending  on several factors, including, but not limited to:

     o    Reason  and  motive  for  the  options   backdating   issue,  such  as
          inadvertent vs. deliberate grant date changes;
     o    Length of time of options backdating;
     o    Size of restatement due to options backdating;
     o    Corrective actions taken by the board or compensation committee,  such as canceling or repricing  backdated options,  or recoupment of option gains on backdated grants;
     o    Adoption of a grant policy that prohibits backdating,  and creation of a fixed  grant  schedule  or window  period  for equity  grants  going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management  proposals seeking approval to  exchange/reprice options taking into consideration:

     o    Historic  trading  patterns- the stock price should not be so volatile that the  options are likely to be back  "in-the-money"  over the near term;
     o    Rationale  for the  re-pricing-  was the stock  price  decline  beyond management's control?
     o    Is this a value-for-value exchange?
     o    Are surrendered stock options added back to the plan reserve?
     o    Option  vesting-  does the new option vest  immediately  or is there a black-out period?
     o    Term of the  option-  the term  should  remain the same as that of the replaced option;
     o    Exercise price- should be set at fair market or a premium to market;
     o    Participants- executive officers and directors should be excluded.

If the surrendered  options are added back to the equity plans for  re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above  considerations,  evaluate the intent,  rationale,  and timing of the repricing proposal. The proposal should clearly articulate why the board  is  choosing  to  conduct  an  exchange  program  at this  point in time.
Repricing  underwater  options after a recent  precipitous drop in the company's stock price demonstrates poor timing.  Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal.
At a minimum,  the decline should not have happened within the past year.  Also, consider the terms of the surrendered options,  such as the grant date, exercise price and vesting  schedule.  Grant dates of  surrendered  options should be far enough back (two to three years) so as not to suggest that  repricings are being done to take advantage of short-term  downward price movements.  Similarly,  the exercise price of  surrendered  options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide  participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote  FOR   non-employee   director   only   equity   plans   which   provide  a
dollar-for-dollar cash for stock exchange.

Vote  CASE-by-CASE  on plans which do not provide a  dollar-for-dollar  cash for stock  exchange.  In cases  where the  exchange  is not  dollar-for-dollar,  the request for new or additional  shares for such equity program will be considered using the binomial  option pricing model. In an effort to capture the total cost of total  compensation,  ISS will not  make  any  adjustments  to carve  out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers:  WITHHOLD votes from compensation  committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers.  Vote FOR if:

     o    Executive  officers  and  non-employee  directors  are  excluded  from participating;
     o    Stock options are purchased by third-party financial institutions at a discount  to their fair value  using  option  pricing  models  such as
          Black-Scholes  or a Binomial  Option  Valuation  or other  appropriate financial models;
     o    There is a two-year  minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally,  management  should provide a clear explanation of why options are being  transferred  and  whether  the events  leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price  volatility  should  indicate  if  the  options  are  likely  to  be  back
"in-the-money" over the near term.

Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally,  vote FOR shareholder proposals that call for non-binding shareholder ratification  of the  compensation  of the  named  Executive  Officers  and  the accompanying narrative disclosure of material factors provided to understand the
Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company's Utilization
Generally  vote FOR  shareholder  proposals  seeking  disclosure  regarding  the
Company,  Board, or Board committee's use of compensation  consultants,  such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally,  vote FOR  shareholder  proposals  seeking  additional  disclosure of executive and director pay  information,  provided the information  requested is relevant to  shareholders'  needs,  would not put the  company at a  competitive disadvantage  relative  to its  industry,  and is not unduly  burdensome  to the company.

Vote  AGAINST   shareholder   proposals   seeking  to  set  absolute  levels  on
compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST  shareholder  proposals  requiring  director  fees be paid in stock only.

Vote CASE-BY-CASE on all other  shareholder  proposals  regarding  executive and director pay, taking into account company  performance,  pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pay for Superior Performance
Generally vote FOR shareholder  proposals based on a case-by-case  analysis that requests  the board  establish a  pay-for-superior  performance  standard in the company's executive compensation plan for senior executives.  The proposals call for:

     o    the annual  incentive  component of the plan should utilize  financial performance  criteria  that  can be  benchmarked  against  peer  group performance,  and  provide  that no annual  bonus be awarded  based on financial  performance  criteria unless the company exceeds the median or mean  performance  of a disclosed  group of peer  companies  on the selected financial criteria;
     o    the long-term equity compensation component of the plan should utilize
          financial  and/or  stock  price  performance   criteria  that  can  be
          benchmarked   against  peer  group   performance,   and  any  options,
          restricted  shares,  or  other  equity  compensation  used  should  be
          structured  so  that   compensation  is  received  only  when  company
          performance  exceeds the median or mean  performance of the peer group companies  on the  selected  financial  and  stock  price  performance criteria; and
     o    the  plan  disclosure   should  allow   shareholders  to  monitor  the
          correlation between pay and performance.

Consider the following factors in evaluating this proposal:

     o    What aspects of the company's  annual and long -term equity  incentive programs are performance driven?
     o    If the annual and long-term equity incentive  programs are performance driven,  are the  performance  criteria and hurdle rates  disclosed to shareholders or are they benchmarked against a disclosed peer group?
     o    Can  shareholders  assess the correlation  between pay and performance based on the current disclosure?
     o    What type of  industry  and stage of  business  cycle does the company belong to?

Pension Plan Income Accounting
Generally vote FOR  shareholder  proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards
Vote CASE-BY-CASE on shareholder  proposal  requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based  and requesting that the board adopt and disclose  challenging performance metrics to shareholders, based on the following analytical steps:

     o    First,   vote  FOR  shareholder   proposals   advocating  the  use  of
          performance-based   equity  awards,  such  as  performance  contingent
          options  or  restricted  stock,   indexed  options  or  premium-priced
          options,  unless the proposal is overly  restrictive or if the company
          has  demonstrated  that  it  is  using  a  "substantial"   portion  of
          performance-based  awards  for  its  top  executives.  Standard  stock options and performance-accelerated awards do not meet the criteria to be considered as  performance-based  awards.  Further,  premium-priced options  should have a premium of at least 25 percent and higher to be considered performance-based awards.
     o    Second,  assess the rigor of the  company's  performance-based  equity program. If the bar set for the  performance-based  program is too low based on the company's historical or peer group comparison,  generally vote FOR the proposal.  Furthermore,  if target performance results in an above  target  payout,  vote FOR the  shareholder  proposal  due to
          program's   poor  design.   If  the  company  does  not  disclose  the
          performance metric of the  performance-based  equity program, vote FOR the shareholder  proposal  regardless of the outcome of the first step to the test.

In general,  vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Severance Agreements for Executives/Golden Parachutes
Vote FOR  shareholder  proposals  to  require  golden  parachutes  or  executive severance  agreements to be submitted for shareholder  ratification,  unless the proposal  requires  shareholder  approval  prior  to  entering  into  employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes.
An acceptable parachute should include, but is not limited to, the following:

     o    The triggering mechanism should be beyond the control of management;
     o    The amount  should not exceed three times base amount  (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
     o    Change-in-control payments should be double-triggered, i.e., (1) after a change  in  control  has taken  place,  and (2)  termination  of the executive  as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally  vote  FOR  shareholder  proposals  requesting  to  put  extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally  vote FOR  shareholder  proposals  requesting  to limit the  executive benefits  provided under the company's  supplemental  executive  retirement plan
(SERP) by limiting covered  compensation to a senior  executive's  annual salary and  excluding  of all  incentive  or bonus pay from the  plan's  definition  of covered compensation used to establish such benefits.

9.   Corporate Responsibility
Consumer Issues and Public Safety

Animal Rights

Generally  vote  AGAINST  proposals  to phase out the use of  animals in product testing unless:

     o    The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o    The company is conducting  animal  testing when suitable  alternatives are accepted and used at peer firms;
     o    The company has been the  subject of recent,  significant  controversy related to its testing programs.

Generally  vote FOR proposals  seeking a report on the company's  animal welfare standards unless:

     o    The company has already  published a set of animal  welfare  standards and monitors compliance;
     o    The company's standards are comparable to or better than those of peer firms; and
     o    There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing
Generally vote AGAINST proposals  requesting that companies  implement  specific price restraints on  pharmaceutical  products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote  CASE-BY-CASE  on  proposals  requesting  that the company  evaluate  their product pricing considering:

     o    The existing level of disclosure on pricing policies;
     o    Deviation from established industry pricing norms;
     o    The company's  existing  initiatives  to provide its products to needy consumers;
     o    Whether  the  proposal  focuses on  specific  products  or  geographic regions.

Drug Reimportation
Generally vote FOR proposals  requesting that companies  report on the financial and legal impact of their policies  regarding  prescription  drug  reimportation unless such information is already publicly disclosed.

Generally  vote AGAINST  proposals  requesting  that  companies  adopt  specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote  AGAINST  proposals  asking  companies  to  voluntarily  label  genetically engineered  (GE)  ingredients  in their  products  or  alternatively  to provide interim  labeling and eventually  eliminate GE ingredients  due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote  CASE-BY-CASE  on  proposals  asking  for a report  on the  feasibility  of labeling products containing GE ingredients taking into account:

     o    The relevance of the proposal in terms of the  company's  business and the proportion of it affected by the resolution;
     o    The quality of the  company's  disclosure  on GE product  labeling and related  voluntary  initiatives and how this disclosure  compares with peer company disclosure;
     o    Company's  current   disclosure  on  the  feasibility  of  GE  product
          labeling, including information on the related costs;
     o    Any  voluntary  labeling  initiatives  undertaken or considered by the company.

Vote  CASE-BY-CASE  on proposals  asking for the  preparation of a report on the
financial,   legal,   and   environmental   impact  of   continued   use  of  GE
ingredients/seeds. Evaluate the following:

     o    The relevance of the proposal in terms of the  company's  business and the proportion of it affected by the resolution;
     o    The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
     o    The  percentage  of revenue  derived  from  international  operations, particularly  in Europe,  where GE  products  are more  regulated  and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental  effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products  or  proposals  asking for reports  outlining  the steps  necessary  to
eliminate  GE  ingredients  from  the  company's   products.   Such  resolutions
presuppose that there are proven health risks to GE ingredients (an issue better left to federal  regulators)  that outweigh the economic  benefits  derived from biotechnology.

Handguns
Generally  vote AGAINST  requests for reports on a company's  policies  aimed at curtailing  gun violence in the United  States  unless the report is confined to product  safety  information.  Criminal  misuse of  firearms  is beyond  company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote  CASE-BY-CASE  on requests for reports  outlining  the impact of the health pandemic  (HIV/AIDS,  malaria and  tuberculosis)  on the  company's  Sub-Saharan operations and how the company is responding to it, taking into account:

     o    The nature and size of the company's  operations in Sub-Saharan Africa and the number of local employees;
     o    The company's  existing  healthcare  policies,  including benefits and healthcare access for local workers;
     o    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS,  TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these  markets and has failed to adopt  policies  and/or  procedures  to address these issues comparable to those of industry peers.

Predatory Lending
Vote  CASE-BY  CASE on requests  for  reports on the  company's  procedures  for preventing  predatory lending,  including the establishment of a board committee for oversight, taking into account:

     o    Whether the company has  adequately  disclosed  mechanisms in place to prevent abusive lending practices;
     o    Whether the company has  adequately  disclosed the financial  risks of its subprime business;
     o    Whether the company has been subject to  violations of lending laws or serious lending controversies;
     o    Peer companies' policies to prevent abusive lending practices.

Tobacco
Most  tobacco-related  proposals  should be evaluated on a  CASE-BY-CASE  basis, taking into account the following factors:

Second-hand smoke:

     o    Whether  the  company   complies   with  all  local   ordinances   and
          regulations;
     o    The degree that  voluntary  restrictions  beyond those mandated by law might hurt the company's competitiveness;
     o    The risk of any health-related liabilities.

Advertising to youth:

     o    Whether the company  complies with federal,  state,  and local laws on the marketing of tobacco or if it has been fined for violations;
     o    Whether  the  company  has  gone  as  far  as  peers  in   restricting
          advertising;
     o    Whether  the company  entered  into the Master  Settlement  Agreement, which restricts marketing of tobacco to youth;
     o    Whether   restrictions   on  marketing  to  youth  extend  to  foreign
          countries.

Cease  production  of  tobacco-related  products  or avoid  selling  products to tobacco companies:

     o    The percentage of the company's business affected;
     o    The economic  loss of  eliminating  the business  versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     o    The percentage of the company's business affected;
     o    The feasibility of a spin-off;
     o    Potential  future   liabilities   related  to  the  company's  tobacco
          business.

Stronger product warnings:

Vote AGAINST  proposals  seeking stronger product  warnings.  Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote  AGAINST  proposals  prohibiting  investment  in  tobacco  equities.   Such
decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions  requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the  potential  financial  and legal risks  associated  with  utilizing  certain chemicals, considering:

     o    Current regulations in the markets in which the company operates;
     o    Recent  significant  controversy,  litigation,  or fines stemming from toxic chemicals or ingredients at the company; and
     o    The current level of disclosure on this topic.

Generally  vote AGAINST  resolutions  requiring that a company  reformulate  its products within a certain  timeframe  unless such actions are required by law in specific markets.

Environment and Energy
Arctic National Wildlife Refuge
Generally vote AGAINST  request for reports  outlining  potential  environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o    New  legislation is adopted  allowing  development and drilling in the
          ANWR region;
     o    The company intends to pursue operations in the ANWR; and
     o    The company does not currently  disclose an environmental  risk report for their operations in the ANWR.

CERES Principles
Vote  CASE-BY-CASE  on  proposals  to adopt the CERES  Principles,  taking  into account:

     o    The   company's   current   environmental   disclosure   beyond  legal
          requirements,  including  environmental health and safety (EHS) audits and reports that may duplicate CERES;
     o    The company's environmental  performance record,  including violations of  federal  and  state  regulations,  level of toxic  emissions,  and accidental spills;
     o    Environmentally  conscious  practices  of  peer  companies,  including endorsement of CERES;
     o    Costs of membership and implementation.

Climate Change
In general, vote FOR resolutions  requesting that a company disclose information on the impact of climate change on the company's operations unless:

     o    The company already provides current,  publicly-available  information on the perceived impact that climate change may have on the company as well as  associated  policies  and  procedures  to address  such risks and/or opportunities;
     o    The  company's  level of  disclosure  is  comparable to or better than information provided by industry peers; and
     o    There are no significant fines,  penalties,  or litigation  associated with the company's environmental performance.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR  resolutions  requesting  that companies  report to shareholders on the risks and liabilities associated with CAFOs unless:

     o    The company has publicly  disclosed  guidelines  for its corporate and contract farming operations, including compliance monitoring; or
     o    The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote  CASE-BY-CASE  on  proposals  requesting  an economic  risk  assessment  of environmental performance considering:

     o    The feasibility of financially quantifying environmental risk factors;
     o    The  company's   compliance   with   applicable   legislation   and/or
          regulations regarding environmental performance;
     o    The costs associated with implementing improved standards;
     o    The potential costs  associated with  remediation  resulting from poor environmental performance; and
     o    The  current  level  of  disclosure  on  environmental   policies  and
          initiatives.

Environmental Reports
Generally vote FOR requests for reports  disclosing the company's  environmental policies unless it already has well-documented  environmental management systems that are available to the public.

Global Warming
Generally  vote FOR proposals  requesting a report on  greenhouse  gas emissions from company  operations  and/or  products  unless this  information  is already publicly  disclosed or such factors are not  integral to the  company's  line of business.

Generally  vote AGAINST  proposals  that call for  reduction in  greenhouse  gas emissions by  specified  amounts or within a  restrictive  time frame unless the company lags industry standards and has been the subject of recent,  significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally  vote  FOR  resolutions   requesting  that  companies   outline  their
preparations  to comply with standards  established by Kyoto Protocol  signatory markets unless:

     o    The company does not maintain operations in Kyoto signatory markets;
     o    The  company  already  evaluates  and  substantially   discloses  such
          information; or,
     o    Greenhouse  gas  emissions do not  significantly  impact the company's core businesses.

Land Use
Generally  vote  AGAINST  resolutions  that request the  disclosure  of detailed information on a company's  policies  related to land use or development  unless the  company  has been the subject of recent,  significant  fines or  litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST  resolutions  requesting  that companies  report on risks associated  with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     o    The company does not have publicly disclosed guidelines describing its policies and  procedures  for  addressing  risks  associated  with its operations;
     o    The company is non-compliant with Nuclear Regulatory  Commission (NRC)
          requirements; or
     o    The  company  stands out amongst  its peers or  competitors  as having significant problems with safety or environmental  performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     o    The company does not  currently  have  operations  or plans to develop operations in these protected regions; or,
     o    The company  provides  disclosure on its operations and  environmental policies in these regions comparable to industry peers.

Recycling
Vote  CASE-BY-CASE  on proposals to adopt a  comprehensive  recycling  strategy, taking into account:

     o    The nature of the company's business and the percentage affected;
     o    The extent that peer companies are recycling;
     o    The timetable prescribed by the proposal;
     o    The costs and methods of implementation;
     o    Whether the company has a poor  environmental  track  record,  such as violations of federal and state regulations.

Renewable Energy
In general,  vote FOR  requests  for reports on the  feasibility  of  developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources.  Such decisions are best left to management's  evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally  vote FOR proposals  requesting  the company to report on policies and initiatives  related  to social,  economic,  and  environmental  sustainability, unless:

     o    The company already  discloses  similar  information  through existing reports or policies such as an Environment,  Health,  and Safety (EHS)
          report; a comprehensive Code of Corporate Conduct;  and/or a Diversity
          Report; or
     o    The  company  has  formally  committed  to  the  implementation  of  a
          reporting   program  based  on  Global   Reporting   Initiative  (GRI)
          guidelines or a similar standard within a specified time frame.

General Corporate Issues
Charitable/Political Contributions
Generally  vote  AGAINST  proposals  asking  the  company  to  affirm  political nonpartisanship in the workplace so long as:

     o    The company is in compliance with laws governing  corporate  political activities; and
     o    The  company  has   procedures   in  place  to  ensure  that  employee
          contributions to company-sponsored  political action committees (PACs)
          are strictly voluntary and not coercive.

Vote AGAINST  proposals to publish in newspapers  and public media the company's political  contributions as such publications could present  significant cost to the company without providing commensurate value to shareholders.

Vote  CASE-BY-CASE  on  proposals  to  improve  the  disclosure  of a  company's political contributions considering:

     o    Recent significant  controversy or litigation related to the company's political contributions or governmental affairs; and
     o    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political  contributions.
Businesses are affected by legislation  at the federal,  state,  and local level and barring contributions can put the company at a competitive disadvantage.

Vote  AGAINST   proposals   restricting  the  company  from  making   charitable
contributions.  Charitable  contributions  are  generally  useful for  assisting worthwhile causes and for creating goodwill in the community.  In the absence of bad faith, self-dealing, or gross negligence,  management should determine which contributions are in the best interests of the company.

Vote  AGAINST  proposals  asking  for a list of company  executives,  directors, consultants,  legal counsels,  lobbyists,  or investment bankers that have prior government service and whether such service had a bearing on the business of the company.  Such a list would be  burdensome  to  prepare  without  providing  any meaningful information to shareholders.

Disclosure of Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals  requesting  information on a company's  lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities,  the current level of disclosure on lobbying strategy,  and the  impact  that the  policy  issue  may  have on the  company's business operations.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive  compensation
to  social  factors,  such  as  corporate  downsizings,   customer  or  employee
satisfaction,  community involvement,  human rights,  environmental performance, predatory  lending,  and  executive/employee  pay disparities.  Such resolutions should be evaluated in the context of:

     o    The relevance of the issue to be linked to pay;
     o    The  degree  that  social  performance  is  already  included  in  the company's pay structure and disclosed;
     o    The  degree  that  social  performance  is used by peer  companies  in setting pay;
     o    Violations  or complaints  filed  against the company  relating to the particular social performance measure;
     o    Artificial limits sought by the proposal,  such as freezing or capping executive pay;
     o    Independence of the compensation committee;
     o    Current company pay levels.

Outsourcing/Offshoring
Vote  CASE-BY-CASE  on  proposals  calling for  companies to report on the risks associated with outsourcing, considering:

     o    Risks associated with certain international markets;
     o    The utility of such a report to shareholders;
     o    The existence of a publicly  available code of corporate  conduct that applies to international operations.

Labor Standards and Human Rights
China Principles
Vote AGAINST proposals to implement the China Principles unless:

     o    There  are  serious  controversies  surrounding  the  company's  China operations; and
     o    The company does not have a code of conduct with standards  similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's  operations in a particular country and steps to protect human rights, based on:

     o    The nature and amount of company business in that country;
     o    The company's workplace code of conduct;
     o    Proprietary and confidential information involved;
     o    Company compliance with U.S. regulations on investing in the country;
     o    Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote  CASE-BY-CASE on proposals to implement  certain human rights  standards at company  facilities  or  those  of its  suppliers  and  to  commit  to  outside, independent monitoring.  In evaluating these proposals,  the following should be considered:

     o    The company's  current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
     o    Agreements with foreign suppliers to meet certain workplace standards;
     o    Whether company and vendor facilities are monitored and how;
     o    Company participation in fair labor organizations;
     o    Type of business;
     o    Proportion of business conducted overseas;
     o    Countries of operation with known human rights abuses;
     o    Whether the company has been recently  involved in  significant  labor and human rights controversies or violations;
     o    Peer company standards and practices;
     o    Union presence in company's international factories.

Generally vote FOR reports  outlining vendor standards  compliance unless any of the following apply:

     o    The  company  does not operate in  countries  with  significant  human rights violations;
     o    The company has no recent human rights controversies or violations; or
     o    The  company  already  publicly  discloses  information  on its vendor standards compliance.

MacBride Principles
Vote  CASE-BY-CASE on proposals to endorse or increase  activity on the MacBride
Principles, taking into account:

     o    Company  compliance  with or violations of the Fair  Employment Act of
          1989;
     o    Company  antidiscrimination  policies  that  already  exceed the legal requirements;
     o    The cost and feasibility of adopting all nine principles;
     o    The cost of duplicating  efforts to follow two sets of standards (Fair
          Employment and the MacBride Principles);
     o    The potential for charges of reverse discrimination;
     o    The  potential  that any company sales or contracts in the rest of the
          United Kingdom could be negatively impacted;
     o    The level of the company's investment in Northern Ireland;
     o    The number of company employees in Northern Ireland;
     o    The degree that industry peers have adopted the MacBride Principles;
     o    Applicable   state  and  municipal  laws  that  limit  contracts  with
          companies that have not adopted the MacBride Principles.

Military Business
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets.  Such disclosures may involve sensitive and confidential information.  Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote  CASE-BY-CASE on proposals asking a company to renounce future  involvement in antipersonnel landmine production, taking into account:

     o    Whether the company has in the past manufactured landmine components;
     o    Whether the company's peers have renounced future production.

Vote  CASE-BY-CASE on proposals asking a company to renounce future  involvement in cluster bomb production, taking into account:

     o    What weapons classifications the proponent views as cluster bombs;
     o    Whether the company currently or in the past has manufactured  cluster bombs or their components;
     o    The percentage of revenue derived from cluster bomb manufacture;
     o    Whether the company's peers have renounced future production.

Nuclear Weapons
Vote AGAINST  proposals  asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed
contracts.   Components  and  delivery  systems  serve  multiple   military  and
non-military  uses, and withdrawal  from these  contracts  could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)
Vote  CASE-BY-CASE on requests for a board committee review and report outlining the  company's  financial  and  reputational  risks  from  its  operations  in a terrorism-sponsoring state, taking into account current disclosure on:

     o    The nature and  purpose of the  operations  and the amount of business involved  (direct and indirect  revenues and  expenses)  that could be affected by political disruption;
     o    Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally  vote  FOR  reports  on  a  company's   involvement  in   spaced-based
weaponization unless:

     o    The information is already publicly available; or
     o    The disclosures sought could compromise proprietary information.

Workplace Diversity
Board Diversity
Generally  vote FOR reports on the  company's  efforts to  diversify  the board, unless:

     o    The board composition is reasonably inclusive in relation to companies of similar size and business; or
     o    The board already  reports on its nominating  procedures and diversity initiatives.

Generally  vote AGAINST  proposals  that would call for the adoption of specific committee charter language  regarding  diversity  initiatives unless the company fails to publicly  disclose  existing equal  opportunity  or  non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o    The degree of board diversity;
     o    Comparison with peer companies;
     o    Established process for improving board diversity;
     o    Existence of independent nominating committee;
     o    Use of outside search firm;
     o    History of EEO violations.

Equal Employment Opportunity (EEO)
Generally  vote  FOR  reports   outlining  the  company's   affirmative   action
initiatives unless all of the following apply:

     o    The company has well-documented equal opportunity programs;
     o    The company already publicly  reports on its company-wide  affirmative initiatives and provides data on its workforce diversity; and
     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service  providers,  which can pose a  significant  cost and  administration burden on the company.

Glass Ceiling
Generally vote FOR reports  outlining the company's  progress  towards the Glass
Ceiling Commission's business recommendations, unless:

     o    The  composition  of  senior   management  and  the  board  is  fairly
          inclusive;
     o    The  company  has  well-documented   programs   addressing   diversity
          initiatives and leadership development;
     o    The  company  already  issues  public  reports  on  its   company-wide
          affirmative  initiatives and provides data on its workforce diversity;
          and
     o    The company has had no recent,  significant  EEO-related violations or litigation.

Sexual Orientation
Vote FOR  proposals  seeking  to amend a  company's  EEO  statement  in order to prohibit  discrimination  based on sexual  orientation,  unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate  benefits from domestic  partners.  Benefits  decisions should be left to the discretion of the company.

10.      Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees,  following the same guidelines for uncontested  directors for public company  shareholder  meetings.
However, mutual fund boards do not usually have compensation  committees,  so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o    Past performance as a closed-end fund;
     o    Market in which the fund invests;
     o    Measures taken by the board to address the discount; and
     o    Past  shareholder  activism,  board  activity,  and  votes on  related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:

     o    Past performance relative to its peers;
     o    Market in which fund invests;
     o    Measures taken by the board to address the issues;
     o    Past  shareholder  activism,  board  activity,  and  votes on  related proposals;
     o    Strategy of the incumbents versus the dissidents;
     o    Independence of directors;
     o    Experience and skills of director candidates;
     o    Governance profile of the company;
     o    Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory  agreements,  considering the following factors:

     o    Proposed and current fee schedules;
     o    Fund category/investment objective;
     o    Performance benchmarks;
     o    Share price performance as compared with peers;
     o    Resulting fees relative to peers;
     o    Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote  CASE-BY-CASE  on the  authorization  for or increase in preferred  shares, considering the following factors:

     o    Stated specific financing purpose;
     o    Possible dilution for common shares;
     o    Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote  CASE-BY-CASE  on  policies  under  the  Investment  Advisers  Act of 1940, considering the following factors:

     o    Potential competitiveness;
     o    Regulatory developments;
     o    Current and potential returns; and
     o    Current and potential risk.

Generally  vote FOR these  amendments  as long as the  proposed  changes  do not fundamentally  alter the  investment  focus of the fund and do  comply  with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote  CASE-BY-CASE  on  proposals  to  change  a  fundamental  restriction  to a non-fundamental restriction, considering the following factors:

     o    The fund's target investments;
     o    The reasons given by the fund for the change; and
     o    The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's  fundamental  investment  objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:

     o    Political/economic changes in the target market;
     o    Consolidation in the target market; and
     o    Current asset composition.

Change in Fund's Subclassification
Vote  CASE-BY-CASE  on changes in a fund's  sub-classification,  considering the following factors:

     o    Potential competitiveness;
     o    Current and potential returns;
     o    Risk of concentration;
     o    Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote  CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     o    Strategies employed to salvage the company;
     o    The fund's past performance;
     o    The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document,  considering the following factors:

     o    The degree of change implied by the proposal;
     o    The efficiencies that could result;
     o    The state of incorporation;
     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o    Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
     o    Removal of shareholder  approval requirement for amendments to the new declaration of trust;
     o    Removal  of  shareholder  approval  requirement  to amend  the  fund's management  contract,  allowing  the  contract  to be  modified by the investment manager and the trust management,  as permitted by the 1940
          Act;
     o    Allow the trustees to impose  other fees in addition to sales  charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
     o    Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
     o    Removal of shareholder  approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     o    Regulations of both states;
     o    Required fundamental policies of both states;
     o    The increased flexibility available.

Authorizing  the Board to Hire and  Terminate  Subadvisors  Without  Shareholder
Approval
Vote  AGAINST  proposals  authorizing  the board to  hire/terminate  subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives;
     o    The proposed distributor's reputation and past performance;
     o    The competitiveness of the fund in the industry;
     o    The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:

     o    Resulting fee structure;
     o    Performance of both funds;
     o    Continuity of management personnel;
     o    Changes  in  corporate  governance  and their  impact  on  shareholder rights.

Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Generally vote AGAINST  shareholder  proposals  that mandate a specific  minimum amount of stock that  directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote  CASE-BY-CASE  on  shareholder  proposals to reimburse  proxy  solicitation expenses.  When supporting the  dissidents,  vote FOR the  reimbursement  of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor,  considering the following factors:

     o    Performance of the fund's Net Asset Value (NAV);
     o    The fund's history of shareholder relations;
     o    The performance of other funds under the advisor's management.